SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Post-Effective Amendment No.	35	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Post-Effective Amendment No.	34	☒

(Check appropriate box or boxes)

VARIFLEX SEPARATE ACCOUNT (VARIFLEX)
(Exact Name of Registrant)

Security Benefit Life Insurance Company
(Name of Depositor)

One Security Benefit Place, Topeka, Kansas 66636-0001
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, Including Area Code:
(785) 438-3000

Chris Swickard Associate General Counsel Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636-0001 (Name and address of Agent for Service)

Approximate Date of Proposed Public Offering:  May 1, 2011

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2011, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on May 1, 2011, pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:  Interests in a separate account under individual and group flexible premium deferred variable annuity contracts.

Prospectus

VARIFLEX® VARIABLE ANNUITY

May 1, 2011

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, Inc.

V6908	32-69086-00 2010/05/01

VARIFLEX® VARIABLE ANNUITY

Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the Variflex Variable Annuity—a flexible purchase payment deferred variable annuity contract or single purchase payment immediate variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals and groups as a non-tax qualified retirement plan. The Contract is also available for individuals and groups in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A or 457 of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variflex Separate Account, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the ”Underlying Fund”). The Underlying Funds currently available under the Contract are:

•	American Century VP Ultra®
•	American Century VP Value
•	Dreyfus IP Technology Growth
•	Dreyfus VIF International Value
•	Invesco V.I. Basic Value
•	Invesco V.I. Capital Development
•	Invesco V.I. Global Health Care
•	Invesco V.I. Global Real Estate
•	Invesco V.I. Government Securities (formerly Invesco Van Kampen V.I. Government)
•	Invesco V.I. International Growth
•	Invesco V.I. Mid Cap Core Equity
•	Invesco Van Kampen V.I. Comstock (formerly Van Kampen LIT Comstock)
•	Invesco Van Kampen V.I. Equity and Income (formerly Van Kampen UIF Equity and Income)
•	Legg Mason ClearBridge Variable Aggressive Growth
•	Legg Mason ClearBridge Variable Small Cap Growth
•	MFS® VIT Research International
•	MFS® VIT Total Return
•	MFS® VIT Utilities
•	Neuberger Berman AMT Socially Responsive
•	Oppenheimer Main Street Small- & Mid-Cap Fund ® /VA (formerly Oppenheimer Main Street Small Cap Fund®/VA )
•	PIMCO VIT All Asset
•	PIMCO VIT CommodityRealReturn Strategy
•	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)
•	PIMCO VIT Low Duration
•	PIMCO VIT Real Return
•	Royce Micro-Cap
•	Rydex | SGI VT All-Cap Opportunity
•	Rydex | SGI VT Alpha Opportunity
•	Rydex | SGI VT High Yield
•	Rydex | SGI VT Large Cap Concentrated Growth
•	Rydex | SGI VT Large Cap Core
•	Rydex | SGI VT Large Cap Value
•	Rydex | SGI VT Managed Asset Allocation
•	Rydex | SGI VT Mid Cap Growth
•	Rydex | SGI VT Mid Cap Value
•	Rydex | SGI VT Money Market
•	Rydex | SGI VT MSCI EAFE Equal Weight (formerly Rydex | SGI VT Global)
•	Rydex | SGI VT Small Cap Growth
•	Rydex | SGI VT Small Cap Value
•	Rydex | SGI VT U.S. Intermediate Bond
•	Rydex | SGI VT U.S. Long Short Momentum (formerly Rydex | SGI VT All Cap Value)

The Securities and Exchange Commission has not approved or disapproved these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus is accompanied by the current prospectuses for the Underlying Funds. You should read the prospectuses carefully and retain them for future reference.

The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract will go up and down and you could lose money.

Date:  May 1, 2011

Amounts allocated to the Fixed Account will accrue interest at rates that are paid by the Company as described in “The Fixed Account.” Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability.

Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See “Annuity Options.”

You may return a Contract according to the terms of its Free-Look Right. See “Free-Look Right.”

This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. The “Statement of Additional Information,” dated May 1, 2011, which has been filed with the Securities and Exchange Commission (“SEC”) contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge . You may obtain a Statement of Additional Information or a prospectus for any of the Underlying Funds , by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461. The table of contents of the Statement of Additional Information is set forth on page 59 of this Prospectus.

The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

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FEDERAL TAX MATTERS	44
Introduction	44
Tax Status of the Company and the Separate Account	45
Income Taxation of Annuities in General—Non-Qualified Plans	45
Additional Considerations	46
Qualified Plans	47
Other Tax Considerations	53

OTHER INFORMATION	54
Voting of Underlying Fund Shares	54
Substitution of Investments	54
Changes to Comply with Law and Amendments	55
Reports to Owners	55
Electronic Privileges	55
State Variations	56
Legal Proceedings	56
Sale of the Contract	56
Legal Matters	58

PERFORMANCE INFORMATION	58

ADDITIONAL INFORMATION	59
Registration Statement	59
Financial Statements	59

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION	59

OBJECTIVES FOR UNDERLYING FUNDS	60

You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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Definitions

Various terms commonly used in this Prospectus are defined as follows:

Accumulation Period — The period commencing on the Contract Date and ending on the Annuity Commencement Date or, if earlier, when you terminate the Contract, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

Accumulation Unit — A unit of measure used to calculate Contract Value.

Administrative Office — The Annuity Administration Department of Security Benefit, P.O. Box 750497, Topeka, Kansas 66675-0497.

Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.

Annuity — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.

Annuity Commencement Date — The date when annuity payments are to begin.

Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

Annuity Period — The period beginning on the Annuity Commencement Date during which annuity payments are made.

Contract — Your individual Contract issued to you by the Company or your certificate under a Group Contract.

Contract Date — The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

Contract Debt — The unpaid loan balance including loan interest.

Contractowner or Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. The term “Contractowner” or “Owner” is used in this Prospectus to refer to the Owner of an individual Contract or Participant under a Group Contract.

Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

Contract Year — Each twelve-month period measured from the Contract Date.

Designated Beneficiary — The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: The Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s Estate. If you purchased your Contract prior to January 4, 1999, the Designated Beneficiary is the Primary Beneficiary; the Secondary Beneficiary; or if none of the above are alive, the Annuitant’s estate.

Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.

General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

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Group Contract — A Contract issued to a group in connection with a Qualified Plan or a non-tax qualified retirement plan for which individual certificates are issued and a record of each Participant’s interest in the Group Contract is maintained by the Company.

Group Unallocated Contract — A Contract issued to a group in connection with a Qualified Plan under which no individual accounts are established for Participants.

Guaranteed Rate — The minimum interest rate earned on the Fixed Account, which accrues daily at an annual effective rate of 3% based upon the state in which the Contract is issued and the requirements of that state.

Hospital — An institution that is licensed as such by the Joint Commission of Accreditation of Hospitals, or any lawfully operated institution that provides in-patient treatment of sick and injured persons through medical, diagnostic and surgical facilities directed by physicians and 24 hour nursing services.

Participant — A Participant under a Qualified Plan and/or a Group Contract or Group Unallocated Contract.

Purchase Payment — An amount paid to the Company as consideration for the Contract.

Qualified Skilled Nursing Facility — A facility licensed by the state to provide on a daily basis convalescent or chronic care for in-patients who, by reason of infirmity or illness, are not able to care for themselves.

Separate Account — Variflex Separate Account, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

Subaccount — A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

Terminal Illness — An incurable condition that with a degree of medical certainty will result in death within one year.

Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.

Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

Variflex Contract-401(k) and 408(k) — A version of the Contract offered prior to May 1, 1990, to plans qualified under Section 401(k) or 408(k)(6) of the Internal Revenue Code. The differences between this Contract and the currently offered versions of the Contract qualifying under Section 401(k) and 408(k)(6) of the code are noted where appropriate.

Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charge, a pro rata account administration charge, and any uncollected premium taxes. The Withdrawal Value during the Annuity Period under Option 9 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

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Summary

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under “The Fixed Account” and also described in the Contract.

Purpose of the Contract — The flexible purchase payment deferred variable annuity contract or single purchase payment immediate variable annuity contract (the “Contract”) described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

You may purchase the Contract as a non-tax qualified retirement plan for an individual or group (“Non-Qualified Plan”). You may also purchase the Contract, on a group or individual basis, in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A, or 457 of the Internal Revenue Code of 1986, as amended. These plans are sometimes referred to in this Prospectus as “Qualified Plans.”

For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

The Separate Account and the Underlying Funds — The Separate Account is divided into accounts referred to as Subaccounts. See “Separate Account.” Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

Fixed Account — You may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company’s General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company, which may not be less than the Guaranteed Rate. See “The Fixed Account.”

Purchase Payments — The minimum initial Purchase Payment is $500 for a Contract funding a Non-Qualified Plan or Group Unallocated Contract, $25 for a Contract funding a Qualified Plan and $2,500 for a single purchase payment immediate annuity. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. Subsequent Purchase Payments are not permitted for a single purchase payment immediate annuity. See “Purchase Payments.”

Contract Benefits — You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in “The Contract” and “The Fixed Account.”

At any time before the Annuity Commencement Date, you may surrender a Contract for its Withdrawal Value, and you may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in “The Fixed Account.” See “Full and Partial Withdrawals” and “Federal Tax Matters” for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59½.

The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Commencement Date. See “Death Benefit” for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See “Annuity Period.”

Free-Look Right — You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account plus the Contract Value in the Subaccounts plus any charges deducted from Contract Value in the Subaccounts. Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments; or (2) Contract Value, plus any charges deducted from such Contract Value.

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Charges and Deductions — The Company does not deduct a sales load from Purchase Payments before allocating them to Contract Value. Certain charges will be deducted in connection with the Contract as described below.

Contingent Deferred Sales Charge. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a withdrawal charge). The amount of the withdrawal charge depends on the Contract Year in which the withdrawal is made. We will waive the withdrawal charge on the first withdrawal in any Contract Year after the first Contract Year, to the extent that your withdrawal does not exceed the free withdrawal amount. The free withdrawal amount in any Contract Year is 10% of Contract Value as of the date of the first withdrawal in that Contract Year. You forfeit any free withdrawal amount not used on the first withdrawal in a Contract Year. The withdrawal charge does not apply to withdrawals of earnings. The amount of the charge will depend on the Contract Year in which the withdrawal is made, according to the following schedule:

Contract Year	Withdrawal Charge
	The Contract	Variflex Contract-401(k) and 408(k)
1	8%	8%
2	7%	8%
3	6%	8%
4	5%	8%
5	4%	7%
6	3%	6%
7	2%	5%
8	1%	4%
9 and later	0%	0%

The amount of total withdrawal charges assessed against your Contract will never exceed 8% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds; (2) certain systematic withdrawals; or (3) annuity options that provide for payments for life, or a period of at least seven years (five years for Contracts issued prior to January 4, 1999). The Company will also waive the withdrawal charge on a full or partial withdrawal if the Owner has been diagnosed with a Terminal Illness, or has been confined to a Hospital or Qualified Skilled Nursing Facility for 90 consecutive days or more.

A different withdrawal charge schedule applies if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education (as defined in the Texas Education Code). See “Withdrawal Charge for Certain Texas Participants.”

Mortality and Expense Risk Charge. The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 1.2% of each Subaccount’s average daily net assets. This charge is also deducted during the Annuity Period. See “Mortality and Expense Risk Charge.”

Account Administration Charge. The Company will deduct from your Contract Value an annual administration charge of $30. The administration charge for the Variflex Contract – 401(k) and 408(k) is the lesser of $30 or 2% of Contract Value. The charge will be deducted from the Contract Value in the Subaccounts and the Fixed Account in the same proportion that the Contract Value is allocated among those accounts. The Company does not assess the account administration charge against Contract Value which has been applied under Annuity Options 1 through 4, 9 and 10. See “Account Administration Charge.”

Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to your Contract. This charge will usually be deducted on the Annuity Commencement Date or upon full withdrawal (including a systematic withdrawal) if a premium tax was incurred by the Company and is not refundable. Currently, in Maine and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See “Premium Tax Charge.”

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Loan Interest Charge. The Company charges an effective annual interest rate on a loan equal to the Guaranteed Rate plus 2% (2.5% if your Contract was issued prior to January 4, 1999). The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is 2% if your Contract was issued on or after January 4, 1999 and 2.5% if your Contract was issued prior to January 4, 1999.

Other Expenses. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees. For a description of these charges and expenses, see the prospectus for each Underlying Fund.

The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of Security Benefit and the Separate Account” and “Charge for Security Benefit Taxes.”

Federal Tax Considerations  — All or part of any distribution, including an actual distribution of funds such as a surrender or annuity payment and a pledge or assignment of a contract, is generally taxable as ordinary income, and, in addition, a penalty tax may apply to certain distributions made prior to the Owner's reaching age 59½. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See “Federal Tax Matters.”)

Tax-Free Exchanges — You can generally exchange one contract for another in a ”tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, there will be a new surrender charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

The IRS has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within one year of the exchange. Please see your tax adviser for further information.

Contacting the Company — You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3112 or 1-800-888-2461.

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Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

Contract Owner Transaction Expenses are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes (which currently ranges from 0% to 3.5%), which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See “Mortality and Expense Risk Charge.”

Sales Load on Purchase Payments	None
Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	8%1
Transfer Fee (per transfer)	None
Periodic Expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
Account Administration Charge	$302
Net Loan Interest Charge3	2.5%
Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge	1.20%
Total Separate Account Annual Expenses	1.20%
1    The amount of the contingent deferred sales charge is determined by reference to the Contract Year in which the withdrawal is made. Withdrawals in the first Contract Year are subject to a charge of 8% declining to 0% in Contract Year 9 and later. The contingent deferred sales charge schedule is different for the Variflex Contract – 401(k) and 408(k) and for a Contract issued to a Participant under a Section 403(b) retirement plan sponsored by an institution of higher education as defined in the Texas Education Code. See “Contingent Deferred Sales Charge” and “Withdrawal Charge for Certain Texas Participants” for more information.

2    The account administration charge for the Variflex Contract – 401(k) and 408(k) is the lesser of $30 or 2% of Contract Value.

3    The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.5%, or the Guaranteed Rate plus 2.0% if your Contract was issued on or after January 4, 1999) and the amount of interest the Company credits to the Loan Account, which is credited at the Guaranteed Rate.

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in its prospectus.

	Minimum	Maximum
Total Annual Underlying Fund Operating Expenses1	0.65%	2.34%
1    Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2010, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2009.

Example — This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the

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Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Based on Maximum Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
Variflex Contract
If you surrender your Contract at the end of the applicable time period	$1,087	$1,659	$2,242	$3,851
If you do not surrender or you annuitize your Contract	$ 361	$1,099	$1,858	$3,851
Variflex Contract – 401(k) and 408(k)
If you surrender your Contract at the end of the applicable time period	$1,087	$1,845	$2,530	$3,851
If you do not surrender or you annuitize your Contract	$ 361	$1,099	$1,858	$3,851

Based on Minimum Underlying Fund Expenses	1 Year	3 Years	5 Years	10 Years
Variflex Contract
If you surrender your Contract at the end of the applicable time period	$925	$1,180	$1,425	$2,219
If you do not surrender or you annuitize your Contract	$193	$ 596	$1,025	$2,219
Variflex Contract – 401(k) and 408(k)
If you surrender your Contract at the end of the applicable time period	$925	$1,375	$1,725	$2,219
If you do not surrender or you annuitize your Contract	$193	$ 596	$1,025	$2,219

Condensed Financial Information

The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ended December 31.

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period	Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period
American Century VP Ultra®	2010	$ 9.18	$10.50	222,298	$ 9.18	$10.50	41,884
	2009	6.90	9.18	569,996	6.90	9.18	58,914
	2008	11.97	6.90	238,917	11.97	6.90	121,087
	2007	10.03	11.97	446,412	10.03	11.97	113,121
	2006	10.51	10.03	252,782	10.51	10.03	71,260
	2005	10.43	10.51	443,620	10.43	10.51	132,210
	2004(a)	10.00	10.43	159,334	10.00	10.43	112,311
American Century VP Value	2010	10.55	11.79	519,831	10.55	11.79	36,608
	2009	8.92	10.55	826,118	8.92	10.55	56,738
	2008	12.34	8.92	542,249	12.34	8.92	352,484
	2007	13.19	12.34	464,316	13.19	12.34	320,720
	2006	11.27	13.19	613,552	11.27	13.19	294,359
	2005	10.88	11.27	487,177	10.88	11.27	226,828
	2004()	10.00	10.88	460,200	10.00	10.88	79,502
Dreyfus IP Technology Growth	2010	10.70	13.71	517,206	10.70	13.71	146,181
	2009	6.90	10.70	734,090	6.90	10.70	285,892
	2008	11.88	6.90	843,324	11.88	6.90	355,647
	2007	10.51	11.88	348,413	10.51	11.88	155,358
	2006	10.22	10.51	36,823	10.22	10.51	3,471
	2005(b)	10.00	10.22	12,685	10.00	10.22	4,078

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Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period	Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period
Dreyfus VIF International Value	2010	12.39	12.76	488,322	12.39	12.76	105,742
	2009	9.60	12.39	486,667	9.60	12.39	117,524
	2008	15.54	9.60	607,715	15.54	9.60	99,837
	2007	15.14	15.54	663,247	15.14	15.54	256,541
	2006	12.52	15.14	965,830	12.52	15.14	250,539
	2005	11.35	12.52	842,491	11.35	12.52	165,641
	2004(a)	10.00	11.35	622,344	10.00	11.35	108,148
Invesco V.I. Basic Value	2010	8.49	8.97	1,275,185	8.49	8.97	585,455
	2009	5.81	8.49	733,709	5.81	8.49	293,904
	2008	12.23	5.81	837,552	12.23	5.81	358,412
	2007	12.22	12.23	865,967	12.22	12.23	348,864
	2006	10.95	12.22	354,504	10.95	12.22	49,584
	2005	10.51	10.95	258,189	10.51	10.95	27,514
	2004(a)	10.00	10.51	269,260	10.00	10.51	69,442
Invesco V.I. Capital Development	2010	9.53	11.16	934,869	9.53	11.16	392,533
	2009	6.79	9.53	1,022,520	6.79	9.53	456,688
	2008	13.01	6.79	1,762,570	13.01	6.79	764,437
	2007	11.91	13.01	1,873,089	11.91	13.01	793,199
	2006	10.37	11.91	705,579	10.37	11.91	334,552
	2005(b)	10.00	10.37	511	10.00	10.37	295
Invesco V.I. Global Health Care	2010	10.98	11.42	164,799	10.98	11.42	14,635
	2009	8.70	10.98	157,012	8.70	10.98	22,222
	2008	12.34	8.70	168,655	12.34	8.70	37,381
	2007	11.17	12.34	200,177	11.17	12.34	27,699
	2006	10.74	11.17	154,651	10.74	11.17	18,071
	2005	10.05	10.74	185,035	10.05	10.74	16,108
	2004(a)	10.00	10.05	68,263	10.00	10.05	7,379
Invesco V.I. Global Real Estate	2010	13.35	15.50	418,758	13.35	15.50	53,570
	2009	10.27	13.35	408,626	10.27	13.35	43,144
	2008	18.78	10.27	492,101	18.78	10.27	86,360
	2007	20.13	18.78	581,098	20.13	18.78	98,592
	2006	14.29	20.13	1,003,006	14.29	20.13	129,919
	2005	12.66	14.29	693,388	12.66	14.29	58,409
	2004(a)	10.00	12.66	695,288	10.00	12.66	303,996
Invesco V.I. International Growth	2010	11.99	13.34	1,052,347	11.99	13.34	143,280
	2009	9.00	11.99	1,113,366	9.00	11.99	206,524
	2008	15.31	9.00	1,059,926	15.31	9.00	264,237
	2007	13.54	15.31	1,116,749	13.54	15.31	235,784
	2006	10.72	13.54	509,642	10.72	13.54	111,063
	2005(b)	10.00	10.72	15,987	10.00	10.72	871
Invesco V.I. Mid Cap Core Equity	2010	12.20	13.71	309,385	12.20	13.71	55,468
	2009	9.51	12.20	371,640	9.51	12.20	60,703
	2008	13.49	9.51	375,075	13.49	9.51	89,317
	2007	12.50	13.49	359,827	12.50	13.49	60,303
	2006	11.40	12.50	154,598	11.40	12.50	27,212
	2005	10.75	11.40	279,397	10.75	11.40	23,218
	2004(a)	10.00	10.75	308,734	10.00	10.75	30,239

12

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period	Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period
Invesco Van Kampen V.I. Comstock (formerly Van Kampen LIT Comstock)	2010	9.07	10.37	340,005	9.07	10.37	15,196
	2009	7.15	9.07	309,322	7.15	9.07	12,724
	2008	11.28	7.15	368,637	11.28	7.15	23,883
	2007	11.69	11.28	267,092	11.69	11.28	25,161
	2006	10.19	11.69	215,713	10.19	11.69	20,975
	2005(b)	10.00	10.19	18,986	10.00	10.19	---
Invesco V.I. Government Securities (formerly Invesco Van Kampen V.I. Government)	2010	10.89	11.28	300,665	10.89	11.28	49,158
	2009	10.92	10.89	332,303	10.92	10.89	50,492
	2008	10.89	10.92	437,550	10.89	10.92	53,776
	2007	10.30	10.89	723,533	10.30	10.89	59,782
	2006	10.11	10.30	517,112	10.11	10.30	33,626
	2005(b)	10.00	10.11	55,945	10.00	10.11	1,974
Invesco Van Kampen V.I. Equity and Income (formerly Van Kampen UIF Equity and Income )	2010	10.62	11.75	627,169	10.62	11.75	55,774
	2009	8.77	10.62	645,938	8.77	10.62	61,723
	2008	11.48	8.77	556,493	11.48	8.77	66,669
	2007	11.24	11.48	543,280	11.24	11.48	52,189
	2006	10.11	11.24	158,403	10.11	11.24	29,124
	2005(b)	10.00	10.11	33,451	10.00	10.11	1,625
Legg Mason ClearBridge Variable Aggressive Growth	2010	8.56	10.55	235,209	8.56	10.55	66,293
	2009	6.46	8.56	211,467	6.46	8.56	98,044
	2008	11.00	6.46	696,715	11.00	6.46	99,837
	2007	11.10	11.00	160,744	11.10	11.00	93,182
	2006	10.14	11.10	175,481	10.14	11.10	20,657
	2005(b)	10.00	10.14	2,378	10.00	10.14	220
Legg Mason ClearBridge Variable Small Cap Growth	2010	10.18	12.59	129,217	10.18	12.59	20,568
	2009	7.21	10.18	53,946	7.21	10.18	12,606
	2008	12.31	7.21	125,945	12.31	7.21	17,751
	2007	11.35	12.31	36,270	11.35	12.31	6,776
	2006	10.25	11.35	32,779	10.25	11.35	5,645
	2005(b)	10.00	10.25	2,403	10.00	10.25	76
MFS® VIT Research International	2010	10.65	11.62	795,955	10.65	11.62	205,711
	2009	8.25	10.65	707,047	8.25	10.65	207,737
	2008	14.53	8.25	803,456	14.53	8.25	268,138
	2007	13.08	14.53	407,050	13.08	14.53	71,631
	2006	10.57	13.08	212,462	10.57	13.08	56,079
	2005(b)	10.00	10.57	12,502	10.00	10.57	1,417
MFS® VIT Total Return	2010	10.20	11.05	669,888	10.20	11.05	102,993
	2009	8.77	10.20	496,300	8.77	10.20	100,216
	2008	11.43	8.77	439,517	11.43	8.77	108,445
	2007	11.13	11.43	338,494	11.13	11.43	126,924
	2006	10.09	11.13	534,518	10.09	11.13	40,999
	2005(b)	10.00	10.09	187,462	10.00	10.09	5,873
MFS® VIT Utilities	2010	13.73	15.39	544,308	13.73	15.39	79,790
	2009	10.46	13.73	614,752	10.46	13.73	105,850
	2008	17.02	10.46	827,986	17.02	10.46	164,636
	2007	13.50	17.02	1,550,164	13.50	17.02	156,249
	2006	10.44	13.50	446,038	10.44	13.50	33,334
	2005(b)	10.00	10.44	2,596	10.00	10.44	92

13

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period	Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period
Neuberger Berman AMT Socially Responsive	2010	13.63	16.54	2,797,106	13.63	16.54	0
	2009	10.51	13.63	2,946,974	10.51	13.63	0
	2008	17.56	10.51	3,549,215	17.56	10.51	95,232
	2007	16.55	17.56	3,938,750	16.55	17.56	83,346
	2006(c)	10.00	16.55	4,465,083	10.00	16.55	78,109
Oppenheimer Main Street Small- & Mid-Cap Fund/VA (formerly Oppenheimer Main Street Small Cap Fund/VA)	2010	10.95	13.31	237,869	10.95	13.31	34,424
	2009	8.10	10.95	228,218	8.10	10.95	35,017
	2008	13.22	8.10	293,275	13.22	8.10	57,174
	2007	13.57	13.22	289,071	13.57	13.22	46,163
	2006	11.98	13.57	360,094	11.98	13.57	43,229
	2005	11.05	11.98	244,139	11.05	11.98	38,478
	2004(a)	10.00	11.05	147,853	10.00	11.05	73,030
PIMCO VIT All Asset	2010	12.47	13.93	518,645	12.47	13.93	112,840
	2009	10.38	12.47	293,528	10.38	12.47	98,302
	2008	12.49	10.38	316,149	12.49	10.38	114,908
	2007	11.67	12.49	315,568	11.67	12.49	107,803
	2006	11.28	11.67	406,687	11.28	11.67	102,217
	2005	10.75	11.28	435,680	10.75	11.28	155,149
	2004(a)	10.00	10.75	200,137	10.00	10.75	28,966
PIMCO VIT CommodityRealReturn Strategy	2010	9.38	11.54	229,042	9.38	11.54	40,842
	2009	6.71	9.38	222,253	6.71	9.38	40,965
	2008	12.08	6.71	233,636	12.08	6.71	60,055
	2007	9.92	12.08	93,121	9.92	12.08	16,879
	2006	10.36	9.92	46,813	10.36	9.92	16,744
	2005(b)	10.00	10.36	5,967	10.00	10.36	2,322
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	2010	11.56	12.39	320,245	11.56	12.39	82,268
	2009	10.12	11.56	250,050	10.12	11.56	71,078
	2008	10.50	10.12	287,784	10.50	10.12	98,997
	2007	10.26	10.50	131,577	10.26	10.50	90,654
	2006	10.16	10.26	83,154	10.16	10.26	74,330
	2005(b)	10.00	10.16	35,556	10.00	10.16	2,594
PIMCO VIT Low Duration	2010	12.00	12.48	861,417	12.00	12.48	296,738
	2009	10.72	12.00	640,352	10.72	12.00	211,328
	2008	10.89	10.72	544,139	10.89	10.72	205,456
	2007	10.27	10.89	305,717	10.27	10.89	83,189
	2006	10.00	10.27	382,270	10.00	10.27	74,334
	2005	10.02	10.00	269,255	10.02	10.00	143,310
	2004(a)	10.00	10.02	141,185	10.00	10.02	21,044
PIMCO VIT Real Return	2010	12.43	13.28	2,136,430	12.43	13.28	259,019
	2009	10.63	12.43	1,967,867	10.63	12.43	246,924
	2008	11.58	10.63	1,923,917	11.58	10.63	418,966
	2007	10.59	11.58	1,173,579	10.59	11.58	307,874
	2006	10.64	10.59	1,154,030	10.64	10.59	238,481
	2005	10.55	10.64	1,156,331	10.55	10.64	281,589
	2004(a)	10.00	10.55	259,343	10.00	10.55	72,024

14

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period	Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period
Royce Micro-Cap	2010	11.21	14.40	416,193	11.21	14.40	60,455
	2009	7.18	11.21	345,943	7.18	11.21	73,244
	2008	12.81	7.18	314,445	12.81	7.18	97,336
	2007	12.47	12.81	356,104	12.47	12.81	77,904
	2006	10.43	12.47	318,875	10.43	12.47	85,508
	2005(b)	10.00	10.43	14,100	10.00	10.43	972
Rydex | SGI VT All Cap Value	2010	25.04	28.85	2,531,123	25.04	28.85	321,421
	2009	19.06	25.0 4	2,903,652	19.06	25.04	374,946
	2008	31.33	19.06	3,953,080	31.32	19.06	586,653
	2007	30.85	31.33	4,375,001	30.84	31.32	655,468
	2006	26.28	30.85	4,740,608	26.27	30.84	710,268
	2005	25.63	26.28	5,032,180	25.63	26.27	784,376
	2004	22.67	25.63	5,039,891	22.67	25.63	882,705
	2003	18.32	22.67	4,668,349	18.32	22.67	871,490
	2002	21.42	18.32	4,690,891	21.42	18.32	970,790
	2001	21.40	21.42	4,369,075	21.39	21.42	1,080,433
Rydex | SGI VT Alpha Opportunity	2010	12.29	14.66	372,265	12.29	14.66	59,522
	2009	9.57	12.29	485,203	9.57	12.29	95,596
	2008	14.80	9.57	837,924	14.80	9.57	312,357
	2007	12.68	14.80	853,473	12.68	14.80	276,575
	2006	11.34	12.68	633,432	11.34	12.68	210,028
	2005	10.76	11.34	619,169	10.76	11.34	105,378
	2004(a)	10.00	10.76	329,967	10.00	10.76	43,658
Rydex | SGI VT High Yield	2010	22.02	25.11	944,500	22.02	25.11	0
	2009	12.90	22.02	970,393	12.90	22.02	0
	2008	18.65	12.90	1,025,146	18.65	12.90	44,775
	2007	18.49	18.65	1,111,637	18.49	18.65	39,787
	2006	16.83	18.49	1,264,267	16.83	18.49	34,401
	2005	16.41	16.83	1,235,766	16.41	16.83	22,821
	2004	14.88	16.41	1,459,343	14.88	16.41	13,357
	2003	12.38	14.88	1,476,469	12.38	14.88	385,971
	2002	12.48	12.38	910,926	12.48	12.38	332,234
	2001	12.09	12.48	509,774	12.09	12.48	172,694
Rydex | SGI VT Large Cap Concentrated Growth	2010	7.50	8.64	2,080,753	7.50	8.64	0
	2009	5.69	7.50	2,036,909	5.69	7.50	0
	2008	9.16	5.69	2,581,201	9.16	5.69	549,899
	2007	9.88	9.16	3,158,912	9.88	9.16	451,401
	2006	9.33	9.88	3,774,954	9.30	9.88	417,843
	2005	8.42	9.30	2,212,325	8.42	9.30	236,194
	2004	7.64	8.42	2,375,456	7.64	8.42	211,997
	2003	6.56	7.64	2,358,348	6.56	7.64	485,699
	2002	9.05	6.56	2,751,794	9.05	6.56	532,878
	2001	10.17	9.05	2,961,348	10.17	9.05	609,728

15

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period	Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period
Rydex | SGI VT Large Cap Core	2010	47.85	55.01	2,540,482	47.83	54.99	349,029
	2009	37.30	47.85	2,474,914	37.28	47.83	355,693
	2008	60.31	37.30	3,030,336	60.31	37.28	592,640
	2007	64.17	60.31	3,723,131	64.15	60.31	782,502
	2006	57.53	64.17	4,578,750	57.51	64.15	962,010
	2005	55.81	57.53	5,503,099	55.79	57.51	1,116,345
	2004	52.39	55.81	6,452,722	52.37	55.79	1,306,127
	2003	43.58	52.39	7,199,724	43.56	52.37	1,418,235
	2002	58.11	43.58	8,030,694	58.09	43.56	1,595,994
	2001	66.40	58.11	9,088,299	66.37	58.09	1,816,980
Rydex | SGI VT Large Cap Value	2010	59.60	68.41	2,495,001	59.55	68.35	443,419
	2009	47.69	59.60	2,733,545	47.65	59.55	520,790
	2008	76.85	47.69	3,324,390	76.78	47.65	688,264
	2007	73.50	76.85	3,847,470	73.44	76.78	795,234
	2006	60.98	73.50	4,332,504	60.93	73.44	905,059
	2005	55.84	60.98	4,777,515	55.79	60.93	984,401
	2004	51.00	55.84	5,424,198	50.96	55.79	1,128,821
	2003	40.08	51.00	6,010,035	40.04	50.96	1,269,521
	2002	53.47	40.08	6,503,506	53.43	40.04	1,491,376
	2001	57.34	53.47	7,427,804	57.29	53.43	1,741,418
Rydex | SGI VT Managed Asset Allocation	2010	20.66	22.57	1,225,092	20.66	22.57	193,293
	2009	16.65	20.66	1,375,752	16.65	20.66	227,492
	2008	23.15	16.65	1,833,512	23.15	16.65	349,775
	2007	22.09	23.15	2,046,832	22.09	23.15	373,086
	2006	19.95	22.09	2,125,109	19.95	22.09	398,917
	2005	19.35	19.95	2,244,498	19.35	19.95	434,918
	2004	17.69	19.35	2,295,289	17.69	19.35	480,138
	2003	14.45	17.69	2,260,086	14.45	17.69	585,200
	2002	16.18	14.45	2,075,682	16.18	14.45	579,533
	2001	17.25	16.18	2,258,069	17.25	16.18	654,507
Rydex | SGI VT Mid Cap Growth	2010	37.29	45.76	2,005,190	37.28	45.74	315,158
	2009	26.22	37.29	2,228,817	26.21	37.28	359,515
	2008	44.21	26.22	2,818,016	44.19	26.21	742,015
	2007	49.96	44.21	3,335,465	49.93	44.19	813,554
	2006	48.18	49.96	4,486,082	48.16	49.93	1,095,910
	2005	45.23	48.18	5,421,589	45.21	48.16	1,298,955
	2004	41.57	45.23	6,146,000	41.55	45.21	1,464,496
	2003	26.92	41.57	6,923,798	26.90	41.55	1,664,818
	2002	38.63	26.92	7,046,647	38.62	26.90	1,677,907
	2001	45.95	38.63	7,902,865	45.93	38.62	1,933,000
Rydex | SGI VT Mid Cap Value	2010	54.62	63.57	2,302,653	54.62	63.57	0
	2009	38.41	54.62	2,534,346	38.41	54.62	0
	2008	54.34	38.41	3,050,527	54.34	38.41	118,883
	2007	54.00	54.34	3,514,929	54.00	54.34	107,860
	2006	47.67	54.00	4,092,352	47.67	54.00	100,983
	2005	41.52	47.67	4,482,964	41.52	47.67	87,591
	2004	33.09	41.52	4,355,833	33.09	41.52	71,147
	2003	21.71	33.09	3,407,524	21.71	33.09	628,784
	2002	25.58	21.71	3,331,497	25.58	21.71	658,746
	2001	23.29	25.58	3,062,821	23.29	25.58	703,426

16

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period	Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period
Rydex | SGI VT Money Market	2010	23.25	22.87	937,007	23.25	22.87	254,092
	2009	23.62	23.25	1,322,760	23.62	23.25	304,177
	2008	23.42	23.62	2,441,943	23.42	23.62	551,863
	2007	22.63	23.42	1,345,631	22.64	23.42	456,572
	2006	21.94	22.63	944,465	21.94	22.64	370,457
	2005	21.62	21.94	84,379	21.62	21.94	378,861
	2004	21.73	21.62	946,496	21.73	21.62	435,775
	2003	21.87	21.73	1,200,641	21.87	21.73	654,942
	2002	21.87	21.87	1,855,254	21.87	21.87	812,347
	2001	21.34	21.87	2,359,410	21.34	21.87	1,092,929
Rydex | SGI VT MSCI EAFE Equal Weight (formerly Rydex | SGI VT Global)	2010	31.20	35.66	3,917,206	31.02	35.66	655,608
	2009	26.37	31.20	4,459,616	26.37	31.20	773,916
	2008	43.32	26.37	5,720,742	43.32	26.37	1,089,005
	2007	40.27	43.32	6,647,003	40.27	43.32	1,285,029
	2006	34.74	40.27	7,692,266	34.74	40.27	1,522,911
	2005	30.97	34.74	8,666,650	30.97	34.74	1,690,978
	2004	26.39	30.97	9,457,409	26.39	30.97	1,867,135
	2003	18.62	26.39	10,424,361	18.62	26.39	2,079,264
	2002	24.38	18.62	10,933,028	24.38	18.62	2,357,360
	2001	28.12	24.38	11,806,980	28.12	24.38	2,685,983
Rydex | SGI VT Small Cap Growth	2010	13.03	16.75	1,311,978	13.03	16.75	0
	2009	9.76	13.03	1,356,262	9.76	13.03	0
	2008	18.71	9.76	1,630,094	18.71	9.76	110,035
	2007	17.94	18.71	1,934,906	17.94	18.71	92,972
	2006	17.27	17.94	2,405,617	17.27	17.94	92,078
	2005	16.26	17.27	3,089,520	16.26	17.27	82,205
	2004	14.04	16.26	3,537,565	14.04	16.26	72,010
	2003	9.08	14.04	3,509,748	9.08	14.04	767,802
	2002	12.52	9.08	2,939,063	12.52	9.08	511,397
	2001	17.57	12.52	3,216,970	17.57	12.52	806,870
Rydex | SGI VT Small Cap Value	2010	27.05	32.57	1,497,677	27.05	32.57	0
	2009	17.56	27.05	1,674,894	17.56	27.05	0
	2008	28.94	17.56	1,986,476	28.94	17.56	191,833
	2007	26.57	28.94	2,297,183	26.57	28.94	162,780
	2006	23.71	26.57	2,709,870	23.71	26.57	144,279
	2005	20.96	23.71	3,115,748	20.96	23.71	106,802
	2004	17.62	20.96	3,054,877	17.62	20.96	47,751
	2003	11.82	17.62	2,417,300	11.82	17.62	564,964
	2002	12.86	11.82	2,232,909	12.86	11.82	600,051
	2001	10.65	12.86	2,165,394	10.65	12.86	601,352
Rydex | SGI VT U.S. Intermediate Bond	2010	31.12	32.61	1,007,429	31.10	32.58	244,226
	2009	29.06	31.12	1,176,385	29.03	31.10	304,769
	2008	32.20	29.06	1,203,273	32.17	29.03	387,303
	2007	31.67	32.20	1,371,039	31.64	32.17	450,338
	2006	30.88	31.67	1,577,746	30.85	31.64	494,082
	2005	30.68	30.88	1,851,415	30.66	30.85	587,045
	2004	29.91	30.68	2,009,015	29.89	30.66	684,927
	2003	29.34	29.91	2,316,329	29.31	29.89	784,884
	2002	27.17	29.34	3,024,466	27.15	29.31	1,017,325
	2001	25.66	27.17	2,412,919	25.64	27.15	896,039

17

Subaccount	Year	Qualified			Non-Qualified
		Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period	Beginning of Period	End of Period	Accumulation Units Outstanding at End of Period
Rydex | SGI VT U.S. Long Short Momentum (formerly Rydex | SGI VT All-Cap Opportunity)	2010	11.34	12.46	413,780	11.34	12.46	71,088
	2009	9.02	11.34	499,974	9.02	11.34	80,450
	2008	15.40	9.02	647,931	15.40	9.02	123,422
	2007	12.70	15.40	619,065	12.70	15.40	130,959
	2006	11.54	12.70	328,330	11.54	12.70	57,738
	2005	10.27	11.54	310,085	10.27	11.54	64,754
	2004(a)	10.00	10.27	74,357	10.00	10.27	10,893
(a)   Accumulation unit values for these Subaccounts are for the period February 11, 2004 (the date first publicly offered) to December 31, 2004.
(b)   Accumulation unit values for these Subaccounts are for the period November 15, 2005 (the date first publicly offered) to December 31, 2005.
(c)   Accumulation unit values for this Subaccount are for the period May 1, 2006 (the date first publicly offered) to December 31, 2006.

Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950 , and converted to a stock life insurance company on July 31, 1998. The Company is a wholly owned subsidiary of Security Benefit Corporation and is ultimately controlled by Sammons Enterprises, Inc., Dallas, Texas. Sammons Enterprises has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services and industrial distribution .

The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2010 , the Company had total assets of approximately $9.9 billion. Together with its affiliates, the Company has total funds under management of approximately $33.2 billion.

Please note that the Company’s audited 2009 financial statements, prepared according to U.S. generally accepted accounting principles (GAAP), have been restated to correct an error in the recognition of the deferred income tax impact related to the other-than-temporary investment impairments, as discussed in Note 1 to the financial statements that appear in the Statement of Additional Information (“SAI”).  The effect of the adjustment was a decrease in other comprehensive income and deferred income tax assets of $28,727,000 as of December 31, 2009.  Accordingly, other comprehensive income and deferred income tax assets in the Company’s audited GAAP financial statements that appeared in the May 1, 2010 SAI were overstated by this amount.

The Principal Underwriter for the Contracts is Security Distributors, Inc. (“SDI”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Corporation, a financial services holding company.

Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

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Separate Account — The Company established the Separate Account under Kansas law on January 31, 1984. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under the contracts may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contracts so provide. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. Such Separate Account assets are not subject to the claims of the Company’s creditors. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Substitution of Investments.”

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

Underlying Funds — Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies.

Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.

A list of each Underlying Fund, its share class, if applicable, a summary of its investment objective , and its investment adviser is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

Prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain prospectuses for the Underlying Funds by contacting the Company.

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Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments.

12b-1 Fees. The Company and/or its affiliate, Security Distributors, Inc. (“SDI”), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds’ investment returns. Currently, the Company and SDI receive 12b-1 fees ranging from 0% to 0.25% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.

Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.15% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.

Other Payments. An Underlying Fund’s adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

Total Payments. Currently, the Company and its affiliates, including SDI, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments that range in total from 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.

Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its

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adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.

Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Variable Account. The Company has entered into an administrative services agreement with se2, inc. (“se2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se2 provides certain business process outsourcing services with respect to the Contracts. se2, inc. may engage other service providers to provide certain administrative functions. se2 is an affiliate of the Company.

The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. It is also available as a single purchase payment immediate variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that you assume the risk of investment gain or loss under the Contract rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Commencement Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

The Contract is available for purchase by an individual or group as a non-tax qualified retirement plan (“Non-Qualified Plan”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 401, 402A, 403(b), 408, 408A, or 457 of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) pension, profit-sharing and 401(k) plans established by an employer for the benefit of its employees under Section 401, including self-employed individuals’ retirement plans (sometimes called HR-10 and Keogh plans), (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employees pension plan, (3) SIMPLE IRA plans established under Section 408, (4) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (5) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.

Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account and you have the right to reallocate among the available Subaccounts. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

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Assets in the General Account. The Contract also permits you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.

Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability . An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.

Our Ratings. You will find, at www.securitybenefit.com, information on ratings assigned to the Company by third-party rating organizations A.M. Best Company and Standard & Poor’s. These ratings are opinions of our capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and claims-paying ability .

Financial Statements. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1-800-888-2461. You also may obtain our most recent quarterly and annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1-800-888-2461 or by visiting www.securitybenefit.com. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.

Types of Variflex Contracts — Different types of the Contract are offered by the Company through this Prospectus. The types of the Contract vary in the amount and timing of the minimum Purchase Payments, and in various other respects. The different types of the Contract are described below:

Single Purchase Payment Immediate Annuity. This type of Contract is used for an individual where a single Purchase Payment has been allocated to provide for annuity payments to commence immediately.

Flexible Purchase Payment Deferred Annuity. This type of Contract is used for an individual where periodic Purchase Payments will be made with annuity payments to commence at a later date.

Group Flexible Purchase Payment Deferred Annuity Contract. This type of Contract is used when Purchase Payments under group plans are to be accumulated until the retirement date of each Participant. Under a Group Allocated Contract, Contract Value is established for each Participant for whom payments are being made and the benefit at retirement will be determined by your Contract Value at that time.

Under a Group Unallocated Contract, the Purchase Payments are not allocated to the individual Participants but are credited to the Contractowner's account. When a Participant becomes entitled to receive payments under the provisions of the Plan, the appropriate amount of Contract Value may be withdrawn by the Contractowner to provide the Participant with an annuity.

Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

The maximum age of an Owner or Annuitant for which a Contract will be issued is age 80 (age 75 for Contracts issued in Florida). If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

Purchase Payments — The minimum initial Purchase Payment is $500 for a Contract funding a Non-Qualified Plan or Group Unallocated Contract, $25 for a Contract funding a Qualified Plan and $2,500 for single purchase

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payment immediate annuity. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The Company does not permit subsequent Purchase Payments for a single purchase payment immediate annuity. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative’s broker-dealer. If the Company does not receive a complete application, the Company will notify you that it does not have the necessary information to issue a Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Commencement Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.

If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals  (including systematic withdrawals ) , or death benefits until instructions are received from the appropriate regulator.

Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25 per payment being allocated to any one Subaccount or the Fixed Account. The allocations must be a whole dollar or whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account.

You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”

Dollar Cost Averaging Option — Prior to the Annuity Commencement Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result

23

in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

After the Company has received a Dollar Cost Averaging Request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The minimum amount that you may transfer each month, quarter, semiannually or annually to any one Subaccount, is $25. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging Request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”

You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “The Fixed Account.”

If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.

Asset Reallocation Option — Prior to the Annuity Commencement Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period. Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

To elect this option an Asset Reallocation Request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

Upon receipt of the Asset Reallocation Request, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. If you are a participant in a Group Contract qualified under Internal Revenue Code Section 401, the Asset Reallocation Request will be effective on the first Valuation Date of the calendar quarter following the receipt of the request. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation Request in proper form. The amounts transferred will be credited at

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the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”

You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”

If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.

Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Commencement Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

You may also transfer Contract Value from the Subaccounts to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.”

The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.”

The Company generally does not limit the frequency of transfers, although the Company reserves the right to limit the number of transfers to 14 in a Contract Year. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

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•	the total dollar amount being transferred;

•	the number of transfers you made within the previous 12 months;

•	transfers to and from (or from and to) the same Subaccount;

•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners or Participants, which may have a negative impact on such other Owners and Participants.

In addition, if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) (“round trip transfers”) during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).

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Subaccount	Number of Round Trip Transfers
Rydex | SGI VT Money Market	Unlimited
Oppenheimer Main Street Small- & Mid-Cap Fund®/VA	61
Invesco V.I. Basic Value, Invesco V.I. Capital Development, Invesco V.I. Global HealthCare, Invesco V.I. Global Real Estate, Invesco V.I. Government Securities, Invesco V.I. International Growth, Invesco V.I. Mid Cap Core Equity, Invesco Van Kampen V.I. Comstock, Invesco Van Kampen V.I. Equity and Income, Neuberger Berman AMT Socially Responsive, PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration and PIMCO VIT Real Return	41
Legg Mason ClearBridge Variable Aggressive Growth, Legg Mason ClearBridge Variable Small Cap Growth and Royce Micro-Cap	31
American Century VP Ultra® and American Century VP Value	21
MFS® VIT Research International, MFS® VIT Total Return, MFS® VIT Utilities , Rydex | SGI VT All Cap Value, Rydex | SGI VT High Yield, Rydex | SGI VT Large Cap Concentrated Growth, Rydex | SGI VT Large Cap Core, Rydex | SGI VT Large Cap Value, Rydex | SGI VT Managed Asset Allocation, Rydex | SGI VT Mid Cap Growth, Rydex | SGI VT Mid Cap Value, Rydex | SGI VT MSCI EAFE Equal Weight, Rydex | SGI VT Small Cap Growth, Rydex | SGI VT Small Cap Value and Rydex | SGI VT U.S. Intermediate Bond and Rydex | SGI VT U.S. Long Short Momentum	22
Dreyfus IP Technology Growth and Dreyfus VIF International Value	23
1    Number of round trip transfers that can be made in any 12-month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

2    Number of round trip transfers that can be made in any 3-month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

3     Number of round trip transfers that can be made in any 4-month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

       You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequesnt transfer policies and procedures. However, u nder SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.

Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

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To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers” into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company’s ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Rydex | SGI VT Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

Contract Value — The Contract Value is the sum of the amounts under your Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.

On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

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Determination of Contract Value — Your Contract Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which you have allocated Contract Value, the interest credited to the Fixed Account, payment of Purchase Payments, the amount of any outstanding Contract Debt, partial withdrawals  (including systematic withdrawals ) , and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

In addition, other transactions such as loans, full or partial withdrawals  (including systematic withdrawals ) , transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.

The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge under the Contract.

Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the “cut-off time”). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals  (including systematic withdrawals ) , death benefit payments, and Purchase Payments.

Full and Partial Withdrawals — A Contractowner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Commencement Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Commencement Date are permitted only under Annuity Options 5 through 9. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” A proper Withdrawal Request form must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt, any applicable withdrawal

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charge (if the withdrawal is made from Purchase Payments before the 9th Contract Year (or before the 8th Contract Year if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education), a pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.”

The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.

A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request, less any applicable withdrawal or premium tax charge. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments before the 9th Contract Year (8th Contract Year if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education) will be deducted from the requested payment amount as will any premium tax charge. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge or premium tax charge in addition to the payment amount. See “Premium Tax Charge.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination and will only terminate the contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000.

The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Contractowner’s instructions to the Company. If a Contractowner does not specify the allocation, the Company will deduct the withdrawal in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.

A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 403, 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”

Systematic Withdrawals — The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, a Contractowner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Commencement Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time after the first Contract Year, or during the first Contract Year, if Contract Value is $40,000 or more at the time of election. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. A Contractowner also may

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designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. The Contractowner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

Each systematic withdrawal must be at least $25. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax.

If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.

In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.

The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated from the Contractowner’s Contract Value in the Subaccounts and the Fixed Account, as directed by the Contractowner. If a Contractowner does not specify the allocation, the systematic withdrawal will be deducted from the Contract Value in the Subaccounts and the Fixed Account in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.

Systematic withdrawals generally are subject to any applicable withdrawal charges. Systematic withdrawals may be made without a withdrawal charge provided that you have not made a free withdrawal during the Contract Year and your systematic withdrawals do not exceed an amount determined as follows: 10% of Contract Value as of the Valuation Date the first systematic withdrawal request is received during the Contract Year. Systematic withdrawals that exceed this amount are subject to any applicable withdrawal charge.

The Company may, at any time, discontinue, modify, or suspend systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”

Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. The Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account, plus the Contract Value in the Subaccounts, plus any charges deducted from Contract Value in the Subaccounts. The Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value in those states and circumstances that require it to do so.

Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

If the Owner (or Annuitant if you purchased your Contract prior to January 4, 1999) dies prior to the Annuity Commencement Date, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s (or if applicable, the Annuitant’s) death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner prior to the Annuity Commencement Date and instructions regarding payment.

If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Commencement Date and instructions regarding payment. Additionally, if the Owner is not a natural person, the amount of the death benefit will be based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Commencement Date, any death benefit will be determined according to the terms of the Annuity Option. See “Annuity Options.”

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The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, and any uncollected premium tax. If an Owner (or if applicable, the Annuitant) dies during the Accumulation Period and the age of each Owner (or Annuitant) was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of:

•	The sum of all Purchase Payments, less any reductions caused by previous withdrawals,

•	The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company, or

•	The stepped-up death benefit.

The stepped-up death benefit is:

•	The largest death benefit on any Contract anniversary that is an exact multiple of six and occurs prior to the oldest Owner (or if applicable, the Annuitant) attaining age 76, plus

•	Any Purchase Payments made since the applicable Contract anniversary, less

•	Any withdrawals since the applicable anniversary.

For Contracts in effect for six Contract Years or more as of May 1, 1991, the Contract anniversary immediately preceding May 1, 1991, is deemed to be the sixth Contract anniversary for purposes of determining the stepped-up death benefit.

If an Owner (or if applicable, an Annuitant) dies during the Accumulation Period and the age of any Owner (or Annuitant) was 76 or greater on the date the Contract was issued, the death benefit will be the greater of:

•	The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office, or

•	Total Purchase Payments reduced by any partial withdrawals.

The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.

Please note that any death benefit payment we make in excess of Contract Value is subject to our financial strength and claims-paying ability.

Death Benefit for Certain Florida Residents. If you were a resident of Florida and purchased your Contract prior to January 4, 1999, your death benefit is as follows. If the Annuitant is 75 or younger as of the date of his or her death, the death benefit is the greatest of: (1) the sum of all Purchase Payments reduced by any partial withdrawals; (2) the Contract Value as of the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office; or (3) the largest Contract Value on any Contract anniversary that is an exact multiple of six, plus any Purchase Payments applied since that anniversary, less any partial withdrawals since that anniversary. If the Annuitant is 76 or older as of the date of his or her death, the death benefit is the Contract Value as of the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office, less any applicable withdrawal charge. The Company currently waives the withdrawal charge applicable to the death benefit.

Death Benefit for Group Unallocated Contracts. The death benefit under a Group Unallocated Contract is determined by reference to the terms of the Qualified Plan. The Contractowner must inform the Company of the amount of the death benefit, and its payment will be treated as a partial withdrawal. The Company will not impose a withdrawal charge upon such a withdrawal and it will not be considered a free withdrawal under the Contract.

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Distribution Requirements — For Contracts issued in connection with Non-Qualified Plans, the federal tax laws require that the Company pay a death benefit upon the death of the Owner, and the Company will do so under all Contracts, including those issued prior to January 4, 1999. If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Commencement Date or receive the death benefit proceeds.

The right of a spouse to continue the Contract , and all Contract provisions relating to spousal continuation, are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws.  Therefore the spousal continuation provisions of the Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject .

For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

For Contracts issued in connection with Qualified Plans, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

Death of the Annuitant — For Contracts issued currently, if the Annuitant dies prior to the Annuity Commencement Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Commencement Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death. See “Death Benefit” for a discussion of the death benefit in the event of the Annuitant’s death for Contracts issued prior to January 4, 1999.

Charges and Deductions

Contingent Deferred Sales Charge — The Company does not deduct sales charges from Purchase Payments before allocating them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a withdrawal charge) on a full or partial withdrawal, including systematic withdrawals, depending upon the Contract Year in which the withdrawal is made.

The Company will waive the withdrawal charge on the first withdrawal in any Contract Year after the first Contract Year, to the extent that such withdrawal does not exceed the Free Withdrawal amount. The Free Withdrawal amount in any Contract Year is equal to 10% of Contract Value as of the date of the first withdrawal in that Contract Year. You forfeit any Free Withdrawal amount not used on the first withdrawal in a Contract Year. The withdrawal charge generally applies to the amount of any withdrawal attributable to Purchase Payments that exceeds the Free Withdrawal amount.

If your Contract is funding a charitable remainder trust, the free withdrawal is available beginning in the first Contract Year, and you may make periodic free withdrawals provided that the total free withdrawals in any Contract Year do not exceed the Free Withdrawal amount discussed above.

For Group Unallocated Contracts, the free withdrawal is available after the first Contract Year. The first withdrawal in each calendar month under such a Contract is free to the extent that total free withdrawals in any Contract Year do not exceed 10% of Contract Value as of the beginning of that Contract Year.

The withdrawal charge does not apply to withdrawals of earnings. For the purpose of determining any withdrawal charge, the Company deems any withdrawals that are subject to the withdrawal charge to be made first from Purchase Payments and then from earnings. Free Withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. The amount of the charge will depend on the Contract Year in which the withdrawal is made according to the following schedule:

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Contract Year	Withdrawal Charge
	The Contract	Variflex Contract-401(k) and 408(k)
1	8%	8%
2	7%	8%
3	6%	8%
4	5%	8%
5	4%	7%
6	3%	6%
7	2%	5%
8	1%	4%
9 and later	0%	0%

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 8% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; (2) certain systematic withdrawals; or (3) annuity options that provide for payments for life, or a period of at least 7 years (5 years if you purchased your Contract prior to January 4, 1999). Subject to insurance department approval, the withdrawal charge also will be waived on a full or partial withdrawal if the Owner has been diagnosed with a Terminal Illness, or has been confined to a Hospital or Qualified Skilled Nursing Facility for 90 consecutive days or more. See “Waiver of Withdrawal Charge.” The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.

Withdrawal Charge for Certain Texas Participants — Notwithstanding the withdrawal charges set forth above, if your Contract was issued after August 14, 2000, under a Section 403(b) retirement plan sponsored by a Texas institution of higher education (as defined in the Texas Education Code), your withdrawal charge schedule is as follows:

Contract Year	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8 and later	0%

Waiver of Withdrawal Charge — The Company will waive the withdrawal charge in the event of confinement to a Hospital or Nursing Facility, provided the following conditions are met: (1) the Contractowner has been confined to a “hospital” or “qualified skilled nursing facility” (as defined on page 5) for at least 90 consecutive days prior to the date of the withdrawal; (2) the Contractowner is so confined when the Company receives the waiver request and became so confined after the date the Contract was issued; and (3) the request for waiver submitted to the Company is accompanied by a properly completed claim form which may be obtained from the Company and a written physician’s statement acceptable to the Company certifying that such confinement is a medical necessity and is due to illness or infirmity.

The Company also will waive the surrender charge due to Terminal Illness provided the following conditions are met: (1) the Contractowner has been diagnosed by a licensed physician with a “terminal illness” (as defined on

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page 3); (2) such illness was first diagnosed after the Contract was issued; and (3) a request for waiver is submitted to the Company accompanied by a properly completed claim form that may be obtained from the Company and a written statement by a licensed physician certifying that the Owner has been diagnosed with a terminal illness and the date such diagnosis was first made.

The Company reserves the right to have the Contractowner examined by a physician of its choice and at its expense to determine if the Contractowner is eligible for a waiver. The waiver is not available in certain states pending department of insurance approval. If the waiver is later approved by the insurance department of a state, the Company intends to make the waiver available to all Contractowners in that state at that time, but there can be no assurance that the waiver will be approved. The terminal illness waiver is not available to Contractowners residing in New Jersey. Prospective Contractowners should contact their agent concerning availability of the waiver in their state.

Mortality and Expense Risk Charge — The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge is equal to an annual rate of 1.2% of each Subaccount’s average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts. This charge is also deducted during the Annuity Period.

The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses.

Account Administration Charge — The Company will deduct from your Contract Value an account administration charge of $30 (or if less, 2% of Contract Value for the Variflex Contract – 401(k) and 408(k)) at each Contract anniversary. The account administration charge is not assessed against Contract Value that has been applied under Annuity Options 1 through 4, 9 and 10. The Company deducts the account administration charge annually, but will waive the charge if your Contract Value is $25,000 or more, and your Contract has been in force eight or more years on the date the charge is to be deducted. The Company will deduct the account administration charge from your Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.

The Company will deduct a pro rata account administration charge upon:

•	A full withdrawal of Contract Value

•	Payment of a death benefit

•	The Annuity Commencement Date if one of Annuity Options 1 through 4, 9 or 10 is elected

•	The first deduction of the account administration charge if the Contract has been in force for less than a full calendar year

The purpose of this charge is to reimburse the Company for the expenses associated with administration of the Contract. The Company does not expect to profit from this charge.

Premium Tax Charge — Various states and municipalities impose a tax on premiums received by insurance companies on annuity contracts. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company generally deducts this charge upon the Annuity Commencement Date or upon a full withdrawal (including a systematic withdrawal) if a premium tax was incurred

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and is not refundable. Currently, in Maine and Wyoming, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Those amounts are currently 2.00% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

Loan Interest Charge — The Company charges an effective annual interest rate on a loan equal to the Guaranteed Rate plus 2% (2.5% if your Contract was issued prior to January 4, 1999). The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is 2% if your Contract was issued on or after January 4, 1999 and 2.5% if your Contract was issued prior to January 4, 1999.

Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of Security Benefit and the Separate Account” and “Charge for Security Benefit Taxes.”

Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and account administration charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement. The Company will only reduce or waive such charges where expenses associated with the sale of the Contract or the costs associated with administering and maintaining the Contract are reduced. The Company may also reduce or waive the contingent deferred sales charge and account administration charge on Contracts sold to directors, officers and bona fide full-time employees of the Company and its affiliated companies; the spouses, grandparents, parents, children, grandchildren and sibling of such directors, officers and employees and their spouses; any trust, pension, profit-sharing or other benefit plan established by any of the foregoing corporations for persons described above; and salespersons (and their spouses and minor children) who are licensed with the Company to sell variable annuities. Contracts so purchased are for investment purposes only and may not be resold except to the Company. No sales commission will be paid on such Contracts.

Guarantee of Certain Charges — The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 1.2% of each Subaccount’s average daily net assets and the account administration charge will not exceed $30 per year.

Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

Annuity Period

General — You select the Annuity Commencement Date at the time of application. If you purchase a single purchase payment immediate annuity, your annuity payments will commence on the Contract Date. Otherwise, your Annuity Commencement Date may not be prior to the third annual Contract Anniversary (ninth annual Contract Anniversary for Contracts issued in Oregon after August 31, 1999) and may not be deferred beyond the Annuitant’s 95th birthday (90th birthday for Contracts issued prior to January 4, 1999). The terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Commencement Date, the Annuity Commencement Date will be the later of the Annuitant’s 65th birthday or the tenth annual Contract Anniversary. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity

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Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Commencement Date.

On the Annuity Commencement Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Commencement Date, reduced by any applicable premium taxes, any outstanding Contract Debt, and for Options 1 through 4, 9 and 10, a pro rata account administration charge.

The Contracts provide for several Annuity Options. The Company may make other Annuity Options available upon request. Although Options 1 through 10 may not be described, or are numbered differently, in some Contracts, the Company makes these Options available to all Contractowners, except that Option 9 is not available under certain forms of the Contract. Annuity payments under Annuity Options 1 through 4, 9 and 10 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 10, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Commencement Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 through 8 as described below, annuity payments are based upon Contract Value without regard to annuity rates. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 10 years under Option 2.

Annuity Options 1 through 4 and 10 provide for annuity payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.

You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50 ($25 for Contracts issued prior to January 4,1999). If the frequency of payments selected would result in payments of less than $50 (or $25 if applicable), the Company reserves the right to change the frequency.

You may designate or change an Annuity Commencement Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Commencement Date set forth in the Contract. The date selected as the new Annuity Commencement Date must be at least 30 days after the date written notice requesting a change of Annuity Commencement Date is received at the Company’s Administrative Office.

Once annuity payments have commenced under Annuity Options 1 through 4 and 10, an Annuitant or Owner cannot change the Annuity Option, make partial withdrawals, or surrender his or her annuity and receive a lump sum settlement in lieu thereof. Under Annuity Options 5 through 9, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals) after the Annuity Commencement Date, subject to any applicable withdrawal charge, premium tax charge and pro rata account administration charge.

An Owner may transfer Contract Value among the Subaccounts during the Annuity Period under Annuity Options 1 through 4, 7 and 8.

The Contract specifies annuity tables for Annuity Options 1 through 4, 9 and 10, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.

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Annuity Options —

Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.

Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

Option 3 — Life with Installment Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first annuity payment, annuity payments will continue to the Designated Beneficiary until that number of payments has been made.

Option 4 — Joint and Last Survivor. Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

Option 5 — Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner, with the guarantee that, if, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

Option 7 — Deposit Option. The amount due under the Contract on the Annuity Commencement Date may be left on deposit with the Company in its General Account with interest at the rate of not less than 2% per year. Interest will be paid annually, semiannually, quarterly or monthly as you elect. This Option is not available under Contracts used in connection with Qualified Plans.

Option 8 — Age Recalculation. Periodic annuity payments will be made based upon the Annuitant’s life expectancy, or the joint life expectancy of the Annuitant and his or her beneficiary, at the Annuitant’s attained age (and the beneficiary’s attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables and are made until Contract Value is exhausted. Upon the Annuitant’s death, any Contract Value will be paid to the Designated Beneficiary.

Option 9 — Period Certain. Periodic annuity payments will be made for a stated period which may be 5, 10, 15, or 20 years, as elected by the Owner. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.

Option 10 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.

Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 9 and 10 are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the

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assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

Selection of an Option — You should carefully review the Annuity Options with your financial or tax advisers. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70½. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70½, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant’s spouse and is more than ten years younger than the Annuitant. For Non-Qualified Plans, the Company does not allow annuity payments to be deferred beyond the Annuitant’s 95th birthday (90th birthday for Contracts issued prior to January 4, 1999).

The Fixed Account

You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”

Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to its financial strength and claims-paying ability.

Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated

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to the Fixed Account in July. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, withdrawals, loans or transfers from the Fixed Account will be deemed to be taken from Purchase Payments and Contract Value allocated to the Fixed Account on a first in, first out basis. Any interest attributable to such amounts shall be deemed to be taken before the amount of the Purchase Payment or other Contract Value allocated to the Fixed Account. For more information about transfers and withdrawals from the Fixed Account, see the discussion of the Fixed Account options below. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”

If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”

Contract Charges — Premium taxes, withdrawal charges and the account administration charge will be the same for Contractowners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

Transfers and Withdrawals From the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are limited in a Contract Year to not more than the greatest of:

1.	$5,000,

2.	one-third of the Contract Value allocated to the Fixed Account at the time of the first transfer from the Fixed Account in the Contract Year, or

3.	120% of the amount transferred from the Fixed Account during the previous Contract Year.

The Company reserves the right for a period of time to allow transfers from the Fixed Account in amounts that exceed the limits set forth above (“Waiver Period”). In any Contract Year following such a Waiver Period, the total dollar amount that may be transferred from the Fixed Account is the greatest of: (1) above; (2) above; or (3) 120% of the lesser of: (i) the dollar amount transferred from the Fixed Account in the previous Contract Year; or (ii) the maximum dollar amount that would have been allowed in the previous Contract Year under the transfer provisions above absent the Waiver Period.

The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value allocated to the Fixed Account. Transfer of Contract Value pursuant to the Asset Reallocation Option is not currently subject to any minimums. The minimum transfer under the Dollar Cost Averaging Option is $25. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers and to limit the amount that may be subject to transfer.

Effective February 1, 2009, for Contracts that provide for a Guaranteed Rate of 4% or higher and permit limits on transfers, the Company will limit the amount of transfers to the Fixed Account in any Contract Year to $10,000 or 50% of your Contract Value at the beginning of such Contract Year, whichever is greater. The foregoing limit on transfers does not include transfers occurring before February 1, 2009, or transfers under an Automatic Asset Reallocation or Dollar Cost Averaging option, provided that such option as initially implemented or subsequently amended by the Owner does not violate the limit.

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You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Contractowners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”

Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

More About the Contract

Ownership — The Contractowner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows, subject to any limitations under your Qualified Plan. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non-natural Persons.” See “Federal Tax Matters.”

Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner (or if applicable, the Annuitant) during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. If you purchased your Contract prior to January 4, 1999, the Designated Beneficiary is the first person on the following list who is alive on the date of death of the Annuitant: the Primary Beneficiary, the Secondary Beneficiary or if none of the above are alive, the Annuitant’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. Careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Contractowner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date the form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Many qualified plans do not allow the designation of any primary beneficiary except a spouse unless the spouse consents and the consent is witnessed by a plan representative or a Notary Public.

Dividends — The Contract may share in the surplus earnings of the Company. However, the current dividend scale is zero and the Company does not anticipate that dividends will be paid. Certain states will not permit the Contract to be issued as a dividend-paying policy.

Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal) or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

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•	During which the NYSE is closed other than customary weekend and holiday closings,

•	During which trading on the NYSE is restricted as determined by the SEC,

•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

If, pursuant to SEC rules, the Rydex | SGI VT Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Rydex | SGI VT Money Market Subaccount until the Fund is liquidated.

Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.

Misstatements — If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Commencement Date. The minimum loan that may be taken is $1,000 ($500 for Contracts issued in New Jersey). The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

When an eligible contractowner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the “Loan Account.” Amounts allocated to the Loan Account earn 3%, the minimum rate of interest guaranteed under the Fixed Account. In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan and will earn the Current Rate.

Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be equal to the Guaranteed Rate plus 2% (2.5% if your Contract was issued prior to January 4, 1999). Because the Contract Value maintained in the Loan Account (which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2% if your Contract was issued on or after January 4, 1999 and 2.5% if your Contract was issued prior to January 4, 1999.

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Loans must be repaid within five years, unless the loan is to be used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Commencement Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

If you do not make any required loan payment within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, your total outstanding loan balance will be deemed to be in default for tax reporting purposes. The entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has gone into default, regularly scheduled payments will not be accepted. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59½. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the Withdrawal Value. The proceeds from the Contract will be used to repay the debt and any applicable withdrawal charge. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

In the event that you elect to exchange your Contract for a contract of another company, you need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

You should consult with your tax adviser on the effect of a loan.

Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Contractowners should contact their agent concerning availability of loans in their state.

Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal  (including systematic withdrawals ) , as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”

Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to your contributions made after December 31, 1988 under a salary reduction agreement begin only after you (i) reach age 59½, (ii) have a severance from employment, (iii) die, (iv) become disabled, or (v) incur a hardship. Furthermore, we may not distribute to you on account of hardship gains accrued after December 31, 1988 attributable to such contributions. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or

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foreclosure that may only be met by the distribution. You should be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship distribution.

If you own a Contract purchased as a Section 403(b) tax-sheltered annuity contract, you will not be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to your contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to your December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. You may be able to transfer your Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer’s Section 403(b) arrangement.

Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”

If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Restrictions Under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your contract.

Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals and groups as a non-tax qualified retirement plan and for individuals and groups which are Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”), as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, you should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract. In addition, as provided in IRS regulations, we inform

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you that this material is not intended and cannot be referred to or used (1) to avoid tax penalties, or (2) to promote, sell or recommend any tax plan or arrangement.

Tax Status of the Company and the Separate Account —

General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

Charge for Security Benefit Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.

Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements of Section 817(h).

Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.

Income Taxation of Annuities in General—Non-Qualified Plans — Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non-Natural Persons” and “Diversification Standards.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

Surrenders or Withdrawals Prior to the Annuity Commencement Date. Code Section 72 provides generally that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Commencement Date generally will be treated as gross income to the extent that the cash value of the

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Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

Surrenders or Withdrawals on or After the Annuity Commencement Date. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancy) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Additional Considerations —

Distribution-at-Death Rules. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Commencement Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Commencement Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner,

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the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

Any rules permitting a spouse to continue the Contract upon the death of an owner are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws.

Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.

Gift of Annuity Contracts. Generally, gifts of non-tax qualified Contracts prior to the Annuity Commencement Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

Contracts Owned by Non-Natural Persons. If the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Commencement Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Commencement Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.

Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, payee or other beneficiary who is not also the Owner, the selection of certain Annuity Commencement Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 401, 402A, 403(b), 408, 408(A) or 457 of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the

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Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, a Contractowner’s beneficiary designation or elected payment option may not be enforceable.

The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

Section 401. Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with Section 401 may permit the purchase of Contracts to provide benefits thereunder.

In order for a retirement plan to be “qualified” under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of “highly compensated” employees; (iii) provide contributions or benefits that do not exceed certain limitations; (iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits (vii) have a written plan document that complies with all the requirements of Code Section 401; and (viii) comply with numerous other qualification requirements.

A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are normally not subject to tax on employer contributions until such amounts are actually distributed from the plan. Certain accounts in a 401(k) plan that allow “Roth” contributions are subject to tax when made. However, income earned on those after-tax Roth contributions can be distributed free from any federal income tax in a “qualified distribution.” Other plans, rarely seen in recent years, provide or once provided for contributions that are made on an after-tax basis. For these and other 401(a) plans, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.

Each employee’s interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70½ or retires (“required beginning date”). The required beginning date for 5% owners is April 1 of the calendar year following the year in which the owner attains age 70½. Periodic distributions must be made, beginning by the required beginning date, in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service.

If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed to a designated beneficiary before the close of the calendar year following the year of the employee’s death and be made in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service. If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 70½. If there is no designated beneficiary, or if delayed distributions are elected by the designated beneficiary, the entire account must be distributed by the end of the fifth full calendar year following the employee’s death.

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Annuity payments distributed from a retirement plan qualified under Code Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee’s investment. The portion so excluded is determined by dividing the employee’s investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee’s investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his entire investment, the unrecovered investment will be allowed as a deduction on his final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable to him as ordinary income.

A “lump-sum” distribution from a retirement plan qualified under Code Section 401 may be eligible for favorable tax treatment by certain individuals. A “lump-sum” distribution means the distribution within one taxable year of the balance to the credit of the employee which becomes payable: (i) on account of the employee’s death, (ii) after the employee attains age 59½, (iii) on account of the employee’s termination of employment (in the case of a common law employee only) or (iv) after the employee has become disabled (in the case of a self-employed person only).

As a general rule, a lump-sum distribution is fully taxable as ordinary income except for an amount equal to the employee’s investment, if any, which is recovered tax-free. However, ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.

Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”

Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.

Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Section 403(b) annuities are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See “Section 401.”

A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.

A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.

Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”

If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees

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to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to this Contract in most states.

Unlike regular or “traditional” 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.

Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts. If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance.

Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”

Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs.”

IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) 100% of the individual’s earned income under current tax law or $5,000.

Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($90,000 for a married couple filing a joint return and $56,000 for a single taxpayer in 2011). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $169,000 and $179,000 in 2011. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

Sale of the Contract for use with IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the Contractowner reaches age 70½—the Contractowner’s retirement date, if any, will not affect his or her required beginning date. See “Section 401.” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable

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from income. The amount excludable from the individual’s income is the amount of the distribution which bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.

Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”

SIMPLE Individual Retirement Annuities. Certain employers with no more than 100 employees may establish a Savings Incentive Match Plan for Employees of Small Employers (SIMPLE plans). Depending upon the type of SIMPLE plan, employers may deposit the plan contributions into a single trust or into SIMPLE Individual Retirement Annuities (“SIMPLE IRA”) established by each participant. The contract may be purchased by a trust for a SIMPLE plan and is also available as a SIMPLE IRA annuity.

Information on eligibility to participate in an employer’s SIMPLE Plan will be included in the summary description of the plan furnished to the participants by their employer. Contributions to a SIMPLE IRA will generally include salary deferral contributions and employer contributions. On a pre-tax basis, participants may elect to contribute through salary deferrals based on a stated percentage of the employee’s compensation. Such salary deferrals are limited to the applicable dollar amount of $11,500 for the 2011 tax year.

The $11,500 limit may be adjusted for inflation in $500 increments after 2011 . If an individual is age 50 or over, catch-up contributions can be made to the SIMPLE IRA in an amount up to the lesser of (i) the individual’s compensation for the tax year, reduced by all elective deferrals that were made to other plans, or (ii) $2,500.

The $2,500 limit will be adjusted for inflation in $500 increments after 2011 . In addition, employers are required to make either (1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant’s account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation.

In general, SIMPLE IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code; however, the required beginning date for SIMPLE IRAs is generally the April 1 following the calendar year that the Contractowner reaches age 70½. The Contractowner’s retirement date will not affect his or her required beginning date. Amounts contributed to SIMPLE IRAs generally are excludable from the taxable income of the participant. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the participant.

Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $107,000 to $122,000 in adjusted gross income ($169,000 to $179,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.

Regular contributions to a Roth IRA are not deductible and rollovers and conversions from other retirement plans are taxable whencompleted , but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner’s death must begin to be distributed by the end of the first calendar year after death, and made In amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary, or if the beneficiary elects to delay distribution, the amount must be distributed by the end of the fifth full calendar year after death of the Contractowner.

Section 457. Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments, such as schools, as well as tax-exempt organizations to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.

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Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment, in the case of a tax-exempt employer sponsor, all amounts deferred under the plan and any income thereon remain solely the property of the employer and subject to the claims of its general creditors, until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or custodial account or an annuity contract) for the exclusive benefit of plan participants. A Section 457 plan must not permit the distribution of a participant’s benefits until the participant attains age 70½, terminates employment or incurs an “unforeseeable emergency.”

Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See “Section 401.” Since under a Section 457 plan, contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457 plan for a tax-exempt employer, are not eligible for tax-free rollovers. Distributions from a governmental 457 plan may be rolled over to another eligible retirement plan including an individual retirement account or annuity (IRA).

Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.

If any portion of the balance to the credit of an employee in a 401, 403(b) or governmental 457 plan (other than Roth sources) in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be a Section 403(b) plan, a qualified retirement plan, a governmental deferred compensation plan under Section 457(b), or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.

A 401, 403(b) or governmental 457 plan must generally provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.

Tax Penalties. Premature Distribution Tax. Distributions from a 401, 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancy) of the employee and a designated beneficiary and which, for Qualified Plans other than IRAs, begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that is rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or (ix) that is transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. In addition, the 10% penalty tax is generally not applicable to distributions from a Section 457 plan. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.”

Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

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Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

Eligible rollover distributions from a Qualified Plan (other than IRAs and tax-exempt entity Section 457 plans) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

Other Tax Considerations —

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer (“GST”) tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012, these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates.  Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

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Medicare Tax. Beginning in 2013, distributions from non-qualified annuity contracts will be considered ”investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico.   The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Possible Tax Law Changes.   From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).  Consult a tax adviser with respect to legislative developments and their effect on the Contract.  We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.  We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.

Other Information

Voting of Underlying Fund Shares — You indirectly (through the Separate Account) purchase shares of the Underlying Funds when you allocate Purchase Payments or transfer Contract Value to the Subaccounts. The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.

The person having the voting interest under a Contract is the owner. It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

Substitution of Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if the Company’s management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may

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have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

In connection with a substitution of any shares attributable to an Owner’s interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. In addition, upon 30 days notice to the holder of a Group Contract, the Company may make other changes to a Group Contract that will apply only to individuals who become participants after the effective date of the change.

Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include purchases made automatically from your bank account or pursuant to a salary reduction arrangement, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

You will also receive an annual and semiannual report containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company’s Administrative Office, you may: (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company’s web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your purchase payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

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Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

State Variations — The Prospectus and Statement of Additional Information describe all material terms and features of the Contract. Certain non-material provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders may not be available, because of legal restrictions in your state. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company’s Administrative Office.

Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. (“SDI”) is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDI’s ability to perform its contract with the Separate Account.

Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

Principal Underwriter. The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. (“SDI”), for the distribution and sale of the Contract. SDI’s home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA), formerly known as NASD, Inc.

SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2010, 2009, and 2008, the amounts paid to SDI in connection with all variable annuity contracts sold through the Separate Account were $5,036,141.38, $5,228,616.79, and $7,043,489.19, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDI’s management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual

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payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI’s ongoing operations.

Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers’ registered representatives ; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract .

The following list sets forth the names of the top fifteen Selling Broker-Dealers that received additional compensation from the Company in 2010 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract): PlanMember Securities Corporation, OFG Financial Services, Inc., TransAmerica Financial Advisors, Legend Equities Corporation, KMS Financial Services, Inc., Vantage Securities, Inc., Flexible Plan Investments Ltd., Lincoln Investment Planning, Inc., Northern Lights Distributors, LLC, CLS Investments, LLC, Comprehensive Asset Management and Servicing, Inc., Next Financial Group, Inc., Silver Oak Securities, Inc., Retirement Plan Advisors, Inc., and Cambridge Legacy Securities, LLC.

These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may

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provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

Legal Matters — Chris Swickard , Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contracts described in this Prospectus, the Company’s authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law.

Performance Information

Performance information for the Subaccounts, including the yield and effective yield of the Rydex | SGI VT Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

Current yield for the Rydex | SGI VT Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then “annualized” (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). “Effective yield” for the Rydex | SGI VT Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Rydex | SGI VT Money Market Subaccount yields may also become extremely low and possibly negative.

For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, mortality and expense risk charge and contingent deferred sales charge and may simultaneously be shown for other periods.

Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

Although the Contracts were not available for purchase until June 8, 1984, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.

Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor’s 500 Stock Index (“S&P 500”), Dow Jones Industrial Average (“DJIA”), Donaghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International’s EAFE Index or other indices measuring performance of a pertinent group of securities so that investors may compare a Subaccount’s results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security: (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

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Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) the Company’s rating or a rating of the Company’s claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Additional Information

Registration Statement — A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of the SEC’s prescribed fees and may also be obtained from the SEC’s web site (http://www.sec.gov).

Financial Statements — The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of the Variflex Separate Account at December 31, 2010, and for each of the specified periods ended December 31, 2010 and 2009, are included in the Statement of Additional Information.

Table of Contents for Statement of Additional Information

The Statement of Additional Information for the Variflex Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company and Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company’s toll-free telephone number at 1-800-888-2461 or by detaching this page from the prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:

THE CONTRACT
Valuation of Accumulation Units
Computation of Variable Annuity Payments
Illustration
Termination of Contract
Group Contracts

PERFORMANCE INFORMATION

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX QUALIFIED RETIREMENT PLANS
Section 401
Section 403(b)

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Roth 403(b)
   Sections 408 and 408A
Section 457

ASSIGNMENT

SAFEKEEPING OF VARIFLEX ACCOUNT ASSETS

STATE REGULATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FINANCIAL STATEMENTS

Objectives for Underlying Funds

There is no guarantee that any Underlying Fund will meet its investment objective.

More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective Underlying Fund prospectuses. Prospectuses for the Underlying Funds should be read in conjunction with this Prospectus.

Underlying Fund	Share Class	Investment Objective	Adviser	Sub-Adviser
American Century VP Ultra ®	II	The fund seeks long-term capital growth.	American Century Investment Management, Inc.
American Century VP Value	II	The fund seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
Dreyfus IP Technology Growth	Service	The fund seeks capital appreciation.	The Dreyfus Corporation
Dreyfus VIF International Value	Service	The fund seeks long-term capital growth.	The Dreyfus Corporation
Invesco V.I. Basic Value	Series II	Long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Capital Development	Series II	Long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Global Health Care	Series I	Long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Global Real Estate	Series I	Total return through growth of capital and current income	Invesco Advisers, Inc.	Invesco Asset Management Limited
Invesco V.I. Government Securities	Series II	Total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth	Series II	Long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity	Series II	Long-term growth of capital	Invesco Advisers, Inc.
Invesco Van Kampen V.I. Comstock	Series II	To seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco Van Kampen V.I. Equity and Income	Series II	Both capital appreciation and current income	Invesco Advisers, Inc.

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Underlying Fund	Share Class	Investment Objective	Adviser	Sub-Adviser
Legg Mason ClearBridge Variable Aggressive Growth	Class II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
Legg Mason ClearBridge Variable Small Cap Growth	Class I	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
MFS® VIT Research International	Service	Seeks capital appreciation.	MFS® Investment Management
MFS® VIT Total Return	Service	Seeks total return.	MFS® Investment Management
MFS® VIT Utilities	Service	Seeks total return.	MFS® Investment Management
Neuberger Berman AMT Socially Responsive	S	The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy	Neuberger Berman Management LLC	Neuberger Berman LLC
Oppenheimer Main Street Small- & Mid-Cap Fund®/VA	Service	Seeks capital appreciation.	OppenheimerFunds, Inc.
PIMCO VIT All Asset	Administrative	The Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC	Research Affiliates, LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	The Portfolio seeks maximum real return consistent with prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	Administrative	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Low Duration	Administrative	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Real Return	Administrative	The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
Royce Micro-Cap	N/A	Long-term growth of capital.	Royce & Associates, LLC
Rydex | SGI VT All Cap Value	N/A	Long-term growth of capital	Security Investors, LLC
Rydex | SGI VT Alpha Opportunity¹	N/A	Long-term growth of capital	Security Investors, LLC	Mainstream Investment Advisers LLC
Rydex | SGI VT High Yield	N/A	Primary high current income and secondary capital appreciation	Security Investors, LLC
Rydex | SGI VT Large Cap Concentrated Growth	N/A	Long-term growth of capital	Security Investors, LLC

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Underlying Fund	Share Class	Investment Objective	Adviser	Sub-Adviser
Rydex | SGI VT Large Cap Core	N/A	Long-term growth of capital	Security Investors, LLC
Rydex | SGI VT Large Cap Value	N/A	Long-term growth of capital	Security Investors, LLC
Rydex | SGI VT Managed Asset Allocation	N/A	High level of total return	Security Investors, LLC	T. Rowe Price Associates, Inc.
Rydex | SGI VT Mid Cap Growth	N/A	Capital appreciation	Security Investors, LLC
Rydex | SGI VT Mid Cap Value	N/A	Long-term growth of capital	Security Investors, LLC
Rydex | SGI VT Money Market	N/A	High a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities	Security Investors, LLC
Rydex | SGI VT MSCI EAFE Equal Weight	N/A	Performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index	Security Investors, LLC
Rydex | SGI VT Small Cap Growth	N/A	Capital appreciation	Security Investors, LLC
Rydex | SGI VT Small Cap Value	N/A	Long-term capital appreciation	Security Investors, LLC
Rydex | SGI VT U.S. Intermediate Bond	N/A	Current income	Security Investors, LLC
Rydex | SGI VT U.S. Long Short Momentum	N/A	Long-term capital appreciation	Security Investors, LLC

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Security Benefit Life Insurance Company®
One Security Benefit Place, Topeka, Kansas 66636-0001

VARIFLEX®
Variable Annuity Contracts

Statement of Additional Information
May 1, 2011
RELATING TO THE PROSPECTUS DATED MAY 1, 2011 ,
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
(785) 438-3112
(800) 888-2461

V6908A	32-69089-01 2011/05/01

Security Benefit Life Insurance Company
One Security Benefit Place, Topeka, Kansas 66636-0001

VARIFLEX
Variable Annuity Contracts

Variflex Separate Account

Statement of Additional Information

May 1, 2011

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Variflex Variable Annuity Contracts (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). You may obtain a copy of the Prospectus dated May 1, 2011 , by calling 1-800-888-2461, or writing to Security Benefit Life Insurance Company, One Security Benefit Place, Topeka, Kansas 66636-0001. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

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The Contract

The following provides additional information about the Contracts which supplements the description in the Prospectus and which may be of interest to some Contractowners.

Valuation of Accumulation Units — The Accumulation Unit value for a Subaccount on any day is equal to (a) divided by (b), where (a) is the net asset value of the Underlying Fund shares of the Subaccount less the mortality and expense risk charge and any deduction for provision for federal income taxes and (b) is the number of Accumulation Units of that Subaccount at the beginning of that day.

The value of a Contract on any Valuation Date during the Accumulation Period can be determined by subtracting (b) from (a), where (a) is determined by multiplying the total number of Accumulation Units of each Subaccount within Variflex credited to the Contract by the applicable Accumulation Unit value of each such Subaccount, and (b) is any pro rata account administration charge. During the Accumulation Period, all cash dividends and other cash distributions made to each Subaccount will be reinvested in additional shares of the corresponding Underlying Fund.

Computation of Variable Annuity Payments —

Determination of Amount of First Annuity Payment. For Annuities under options 1 through 4, 9 and 10, the Contracts specify tables indicating the dollar amount of the first monthly payment under each optional form of Annuity for each $1,000 applied. The total first monthly annuity payment is determined by multiplying the value of your Contract (expressed in thousands of dollars) by the amount of the first monthly payment per $1,000 of value, in accordance with the tables specified in your Contract. The value of your Contract for the purpose of establishing the first periodic payment under options 1, 2, 3, 4 and 10 or similar life contingent payment options mutually agreed upon is equal to the number of Accumulation Units applied to the option times the Accumulation Unit value as of the close of the Annuity Commencement Date (or for Contracts issued prior to January 4, 1999, as of the end of the second day preceding the Annuity Commencement Date). For Annuities under these options, any pro rata account administration charge is assessed prior to the first annuity payment under such option. For Annuities under options 5 through 8 or other mutually agreed upon non-life contingent payment option (aside from option 9), the value of your Contract for the purpose of the first and subsequent periodic payments is based on the Accumulation Unit value as of the end of the day the annuity payment is made.

Amount of the Second and Subsequent Annuity Payments. For Variable Annuities under options 1 through 4, 9 and 10, the amount of the first monthly annuity payment determined as described above is divided by the applicable value of an Annuity Unit (see below) as of the close of the Annuity Commencement Date to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, unless Annuity Units are transferred among Subaccounts. The dollar amount of the annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit value for the day the payment is due.

Annuity Unit. The value of an Annuity Unit originally was set at $1.00. The value of an Annuity Unit for any subsequent day is determined by multiplying the value for the immediately preceding day by the product of (a) the Net Investment Factor for the day for which the value is being calculated and (b) .9999057540, the interest neutralization factor (the factor required to neutralize the assumed interest rate of 3½% built into the annuity rates specified in the Contract). The Net Investment Factor of any Subaccount is determined by subtracting 0.00003307502, the mortality and expense risk charge, from the ratio of (a) to (b) where (a) is the value of a share of the Underlying Fund at the end of the day plus the value of any dividends or other distributions attributable to such share during a day and minus any applicable income tax liabilities as determined by the Company, and (b) is the value of a share of the Underlying Fund at the end of the previous day.

Illustration — The Annuity Unit and the Annuity payment may be illustrated by the following hypothetical example: Assume an Annuitant at the Annuity Commencement Date has credited to his or her Contract 4,000 Accumulation Units and that the value of an Accumulation Unit was $5.13, producing a total value for the Contract of

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$20,520. Any premium taxes due would reduce the total value of the Contract that could be applied towards the Annuity; however, in this illustration it is assumed no premium taxes are applicable. Assume also the Annuitant elects an option for which the annuity table specified in the Contract indicates the first monthly payment is $6.40 per $1,000 of value applied; the resulting first monthly payment would be 20.520 multiplied by $6.40 or $131.33.

Assume the Annuity Unit value for the day on which the first payment was due was $1.0589108749. When this is divided into the first monthly payment the number of Annuity Units represented by that payment is 124.0236578101. The value of the same number of Annuity Units will be paid in each subsequent month.

Assume further the value of a Subaccount share was $5.15 at the end of the day preceding the date of the second annuity payment, that it was $5.17 at the end of the due date of the second Annuity payment and that there was no cash income during such second day. The Net Investment Factor for that second day was 1.0038504201 ($5.17 divided by $5.15 minus .00003307502). Multiplying this factor by 0.9999057540 to neutralize the assumed interest rate (the 3½% per annum built into the number of Annuity Units as determined above) produces a result of 1.0037558112. The Annuity Unit value for the valuation period is therefore 1.0639727137 which is 1.0037558112 x $1.0599915854 (the value at the beginning of the day).

The current monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value or 124.0236578101 times $1.0639727137 which produces a current monthly payment of $131.96.

Termination of Contract — The Company reserves the right to terminate any Group Unallocated Contract under the following circumstances: (1) the Contract Value is less than $10,000 after the end of the first Contract Year, or $20,000 after the end of the third Contract Year; (2) the Qualified Plan pursuant to which the Contract is issued is terminated for any reason or becomes disqualified under Section 401 or 403 of the Internal Revenue Code; or (3) for any reason after the eighth Contract Year. For Contracts issued on or after January 4, 1999, the Company also reserves the right to terminate a Contract if Account Value is less than $2,000 at any time after the first Contract Year and prior to the Annuity Commencement Date. For Contracts issued prior to January 4, 1999, the Company may terminate a Contract if the following conditions exist during the Accumulation Period: (1) no Purchase Payments have been received by the Company for the Contract for two full years; (2) the combined value of the Contract in the Separate and Fixed Accounts is less than $2,000; and (3) the value of the Contract which is allocated to the Fixed Account, projected to the maturity date, would produce installments of less than $20 per month using contractual guarantees. Termination of a Contract may have adverse tax consequences. (See the Prospectus at “Full and Partial Withdrawals,” “Distribution Requirements,” and “Federal Tax Matters.”)

Group Contracts — In the case of Group Allocated Contracts, a master group contract is issued to the employer or other organization, or to the trustee, who is the Contractowner. The master group contract covers all Participants. Where funds are allocated to a Participant Account, each Participant receives a certificate which summarizes the provisions of the master group contract and evidences participation in the Plan established by the organization. A Group Unallocated Contract is a contract between the Contractowner and the insurance company and individual accounts are not established for Participants.

Performance Information

Performance information for the Subaccounts of the Variflex Separate Account, including the yield and effective yield of the Rydex | SGI VT Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, sales literature or reports to Contractowners or prospective purchasers.

Quotations of yield for the Rydex | SGI VT Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes and income other than investment income) in a Contract over a particular seven-day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of 1%. “Effective yield” for the Rydex | SGI VT Money Market Subaccount assumes that all

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dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = ((Base Period Return + 1)365/7) – 1

Quotations of average annual total return for any Subaccount of the Separate Account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Subaccount over certain periods that will include periods of 1, 5 and 10 years (up to the life of the Subaccount), calculated pursuant to the following formula:

P(1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).

Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the Separate Account inception date and reflect the deduction of the applicable contingent deferred sales charge and other recurring Variflex fees and charges on an annual basis, including charges for mortality and expense risk and the account administration charge.

Other total return figures (referred to as “Non-Standardized Total Return”) may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.

Although Variflex Contracts were not available for purchase until June 8, 1984, the underlying investment vehicle for many of the Variflex Subaccounts has been in existence since May 26, 1977. Total return figures may be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other Variflex fees and charges since the date of inception of the Separate Account or Subaccount.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in the Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the contract and the separate account (on an annual basis) except the account administration charge and the applicable contingent deferred sales charge.

Performance information for any Subaccount reflects only the performance of a hypothetical investment in the Subaccount during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount of the Separate Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

5

Limits on Purchase Payments Paid
Under Tax-Qualified Retirement Plans

Section 401 — The applicable annual limits on Purchase Payments for a Contract used in connection with a retirement plan that is qualified under Section 401 of the Internal Revenue Code depend upon the type of plan. Total Purchase Payments on behalf of a Participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $49,000, or (b) 100% of the Participant’s annual compensation. Salary reduction contributions to a cash-or-deferred (401(k)) arrangement under a profit sharing plan are subject to additional annual limits under Section 402(g). Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer’s defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. Rollover contributions are not subject to the annual limitations described above.

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.

Section 402(g) generally limits an employee’s annual elective contributions to a 403(b) annuity and any 401(k) arrangement to $16,500 for tax year 2011 . The $16,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch-up contributions equal to $5,500, can be made to a 403(b) annuity during the 2011 tax year. The $5,500 limit may also be adjusted for inflation in $500 increments for future tax years.

The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.

Section 415(c) also provides an overall limit on the amount of employer and employee elective contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally, the Section 415(c) limit for 2011 is the lesser of (i) $49,000, or (ii) 100% of the employee’s annual compensation.

Roth 403(b) — Elective Contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions—$16,500 in 2011 with a $5,500 limit on catch up contributions on or after age 50, and a special additional $3,000 limit for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $16,500 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $8,500 in contributions to a traditional 403(b) contract in the same year.

Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of (i) $5,000 or (ii) 100% of the individual’s taxable compensation. If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $1,000 for each tax year.

6

Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $5,000 or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $5,000 or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.

Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $49,000. Salary reduction contributions, if any, are subject to additional annual limits.

Section 457 — Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i) $16,500 or (ii) 100% of the employee’s includable compensation. The $16,500 limit may be adjusted for inflation in $500 increments for future tax years.

If the employee participates in more than one Section 457 plan, the applicable dollar limit applies to contributions to all such programs. The Section 457 limit may be increased during the last three years ending before the year the employee reaches his or her normal retirement age. In each of these last three years, the plan may permit a special “catch-up” amount in addition to the regular amount to be deferred. Alternatively, if an individual is age 50 or over, catch-up contributions can be made to a 457 plan established by a governmental employer during the tax year equal to $5,500.

The $5,500 limit may be adjusted for inflation in $500 increments for future tax years. An individual eligible for both types of catch up contributions can make the type that produces the highest total contribution limit.

Assignment

Variflex Contracts may be assigned by the Contractowner except when issued to plans or trusts qualified under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Safekeeping of Variflex Account Assets

The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.

State Regulation

As a life insurance company organized under the laws of Kansas, the Company (including Variflex) is subject to regulation by the Commissioner of Insurance of the State of Kansas. An annual statement is filed with the Kansas Commissioner of Insurance on or before March 1 each year covering the operations of the Company for the prior year and its financial condition on December 31 of that year. The Company is subject to a complete examination of its operations, including an examination of the liabilities and reserves of the Company and Variflex, by the Kansas Commissioner of Insurance whenever such examination is deemed necessary by the Commissioner. Such regulation and examination does not, however, involve any supervision of the investment policies applicable to Variflex.

In addition, the Company is subject to insurance laws and regulations of the other jurisdictions in which it is or may become licensed to operate. Generally, the insurance department of any such other jurisdiction applies the laws of the state of domicile in determining permissible investments.

7

Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2010 and 2009 , and for each of the three years in the period ended December 31, 2010 , and the financial statements of the Variflex Separate Account at December 31, 2010 , and for each of the specified periods ended December 31, 2010 and 2009 , appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri 64105-2143, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2010 and 2009 , and for each of the three years in the period ended December 31, 2010 , and the financial statements of the Variflex Separate Account at December 31, 2010 , and for each of the specified periods ended December 31, 2010 and 2009 , are set forth herein, following this section.

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

8

Financial Statements

Variflex
Year Ended December 31, 2010
With Report of Independent Registered Public Accounting Firm

Variflex

Financial Statements

Year Ended December 31, 2010

Ernst & Young LLP One Kansas City Place Suite 2500 1200 Main Street Kansas City, MO 64105-2143

Tel: +1 816 474 5200 Fax: +1 816 480 5555 www.ey.com

Report of Independent Registered Public Accounting Firm

The Contract Owners
Variflex
and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of each of the respective subaccounts of Variflex (the Account), a separate account of Security Benefit Life Insurance Company consisting of the American Century VP Ultra, American Century VP Value, Dreyfus IP Technology Growth, Dreyfus VIF International Value, Invesco V.I. Basic Value, Invesco V.I. Capital Development, Invesco V.I. Global Health Care, Invesco V.I. Global Real Estate, Invesco V.I. International Growth, Invesco V.I. Mid Cap Core Equity, Invesco Van Kampen V.I. Comstock, Invesco Van Kampen V.I. Equity and Income, Invesco Van Kampen V.I. Government, Legg Mason ClearBridge Variable Aggressive Growth, Legg Mason ClearBridge Variable Small Cap Growth, MFS VIT Research International, MFS VIT Total Return, MFS VIT Utilities, Neuberger Berman AMT Socially Responsive, Oppenheimer Main Street Small Cap Fund/VA, PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Foreign Bond (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, Royce Micro-Cap, Rydex|SGI VT All Cap Value, Rydex|SGI VT Alpha Opportunity, Rydex|SGI VT Global, Rydex|SGI VT High Yield, Rydex|SGI VT Large Cap Concentrated Growth, Rydex|SGI VT Large Cap Core, Rydex|SGI VT Large Cap Value, Rydex|SGI VT Managed Asset Allocation, Rydex|SGI VT Mid Cap Growth, Rydex|SGI VT Mid Cap Value, Rydex|SGI VT Money Market, Rydex|SGI VT Small Cap Growth, Rydex|SGI VT Small Cap Value, Rydex|SGI VT U.S. Intermediate Bond and Rydex|SGI VT U.S. Long Short Momentum subaccounts, as of December 31, 2010, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over

1

financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variflex at December 31, 2010, the results of their operations for the year then ended, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Kansas City, Missouri
April 29, 2011

Variflex

Statements of Net Assets

December 31, 2010

	American Century VP Ultra	American Century VP Value	Dreyfus IP Technology Growth	Dreyfus VIF International Value	Invesco V.I. Basic Value
Assets:
Mutual funds, at market value	$4,226,119	$10,992,812	$10,482,077	$10,055,800	$19,253,588
Total assets	4,226,119	10,992,812	10,482,077	10,055,800	19,253,588
Net assets	$4,226,119	$10,992,812	$10,482,077	$10,055,800	$19,253,588

Net assets:
Accumulation assets	4,201,362	10,992,812	10,461,795	10,041,802	19,227,496
Annuity assets	24,757	-	20,282	13,998	26,092
Net assets	$4,226,119	$10,992,812	$10,482,077	$10,055,800	$19,253,588

Units outstanding:
Variflex qualified	253,678	560,441	595,095	531,986	1,532,272
Variflex nonqualified	149,028	372,098	169,376	256,015	615,380
Variflex ES	-	-	-	-	-
Total units	402,706	932,539	764,471	788,001	2,147,652

Unit value
Variflex qualified	$10.50	$11.79	$13.71	$12.76	$8.97
Variflex nonqualified	$10.50	$11.79	$13.71	$12.76	$8.97
Variflex ES	$-	$-	$-	$-	$-

Mutual funds, at cost	$3,797,981	$10,977,193	$8,060,446	$12,107,511	$21,477,519
Mutual fund shares	455,401	1,875,907	826,662	897,038	3,036,843

See accompanying notes.

3

Variflex

Statements of Net Assets (continued)

December 31, 2010

	Invesco V.I. Capital Development	Invesco V.I. Global Health Care	Invesco V.I. Global Real Estate	Invesco V.I. International Growth	Invesco V.I. Mid Cap Core Equity
Assets:
Mutual funds, at market value	$16,940,440	$2,498,286	$8,525,991	$18,321,444	$6,080,691
Total assets	16,940,440	2,498,286	8,525,991	18,321,444	6,080,691
Net assets	$16,940,440	$2,498,286	$8,525,991	$18,321,444	$6,080,691

Net assets:
Accumulation assets	16,934,352	2,498,286	8,524,491	18,318,503	6,064,907
Annuity assets	6,088	-	1,500	2,941	15,784
Net assets	$16,940,440	$2,498,286	$8,525,991	$18,321,444	$6,080,691

Units outstanding:
Variflex qualified	1,117,622	181,234	458,248	1,133,772	343,153
Variflex nonqualified	401,395	37,532	91,909	239,536	100,491
Variflex ES	-	-	-	-	-
Total units	1,519,017	218,766	550,157	1,373,308	443,644

Unit value
Variflex qualified	$11.16	$11.42	$15.50	$13.34	$13.71
Variflex nonqualified	$11.16	$11.42	$15.50	$13.34	$13.71
Variflex ES	$-	$-	$-	$-	$-

Mutual funds, at cost	$19,845,540	$2,522,390	$10,260,995	$17,768,235	$5,621,891
Mutual fund shares	1,301,109	149,508	627,834	646,259	495,170

See accompanying notes.

4

Variflex

Statements of Net Assets (continued)

December 31, 2010

	Invesco Van Kampen V.I. Comstock	Invesco Van Kampen V.I. Equity and Income	Invesco Van Kampen V.I. Government	Legg Mason ClearBridge Variable Aggressive Growth	Legg Mason ClearBridge Variable Small Cap Growth
Assets:
Mutual funds, at market value	$4,134,152	$9,003,185	$4,219,850	$3,601,529	$2,132,756
Total assets	4,134,152	9,003,185	4,219,850	3,601,529	2,132,756
Net assets	$4,134,152	$9,003,185	$4,219,850	$3,601,529	$2,132,756

Net assets:
Accumulation assets	4,134,152	9,003,185	4,219,850	3,598,380	2,132,756
Annuity assets	-	-	-	3,149	-
Net assets	$4,134,152	$9,003,185	$4,219,850	$3,601,529	$2,132,756

Units outstanding:
Variflex qualified	369,826	693,643	316,969	250,560	140,081
Variflex nonqualified	28,830	72,611	57,103	90,903	29,385
Variflex ES	-	-	-	-	-
Total units	398,656	766,254	374,072	341,463	169,466

Unit value
Variflex qualified	$10.37	$11.75	$11.28	$10.55	$12.59
Variflex nonqualified	$10.37	$11.75	$11.28	$10.55	$12.59
Variflex ES	$-	$-	$-	$-	$-

Mutual funds, at cost	$3,987,922	$8,183,466	$4,157,368	$3,094,166	$1,858,973
Mutual fund shares	354,255	640,796	459,178	222,317	137,953

See accompanying notes.

5

Variflex

Statements of Net Assets (continued)

December 31, 2010

	MFS VIT Research International	MFS VIT Total Return	MFS VIT Utilities	Neuberger Berman AMT Socially Responsive	Oppenheimer Main Street Small Cap Fund/VA
Assets:
Mutual funds, at market value	$13,413,394	$10,303,476	$10,742,368	$50,307,710	$4,383,030
Total assets	13,413,394	10,303,476	10,742,368	50,307,710	4,383,030
Net assets	$13,413,394	$10,303,476	$10,742,368	$50,307,710	$4,383,030

Net assets:
Accumulation assets	13,401,924	10,303,476	10,727,759	50,174,345	4,383,030
Annuity assets	11,470	-	14,609	133,365	-
Net assets	$13,413,394	$10,303,476	$10,742,368	$50,307,710	$4,383,030

Units outstanding:
Variflex qualified	900,085	746,981	598,566	2,952,409	270,045
Variflex nonqualified	254,167	185,663	99,269	88,882	59,160
Variflex ES	-	-	-	1,543	-
Total units	1,154,252	932,644	697,835	3,042,834	329,205

Unit value
Variflex qualified	$11.62	$11.05	$15.39	$16.54	$13.31
Variflex nonqualified	$11.62	$11.05	$15.39	$16.54	$13.31
Variflex ES	$-	$-	$-	$16.69	$-

Mutual funds, at cost	$12,461,852	$10,050,232	$11,664,793	$47,423,462	$3,792,088
Mutual fund shares	1,086,105	557,547	430,556	3,376,356	250,459

See accompanying notes.

6

Variflex

Statements of Net Assets (continued)

December 31, 2010

	PIMCO VIT All Asset	PIMCO VIT CommodityRealReturn Strategy	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	PIMCO VIT Low Duration	PIMCO VIT Real Return
Assets:
Mutual funds, at market value	$9,834,001	$3,411,458	$5,725,455	$16,297,639	$35,655,889
Total assets	9,834,001	3,411,458	5,725,455	16,297,639	35,655,889
Net assets	$9,834,001	$3,411,458	$5,725,455	$16,297,639	$35,655,889

Net assets:
Accumulation assets	9,827,669	3,402,563	5,719,315	16,297,639	35,639,085
Annuity assets	6,332	8,895	6,140	-	16,804
Net assets	$9,834,001	$3,411,458	$5,725,455	$16,297,639	$35,655,889

Units outstanding:
Variflex qualified	559,604	240,879	369,678	980,988	2,242,367
Variflex nonqualified	146,231	54,615	92,262	324,690	442,540
Variflex ES	-	-	-	-	-
Total units	705,835	295,494	461,940	1,305,678	2,684,907

Unit value
Variflex qualified	$13.93	$11.54	$12.39	$12.48	$13.28
Variflex nonqualified	$13.93	$11.54	$12.39	$12.48	$13.28
Variflex ES	$-	$-	$-	$-	$-

Mutual funds, at cost	$9,828,072	$3,866,155	$5,827,486	$15,931,547	$34,076,341
Mutual fund shares	895,628	378,630	573,693	1,561,076	2,713,538

See accompanying notes.

7

Variflex

Statements of Net Assets (continued)

December 31, 2010

	Royce Micro-Cap	Rydex | SGI VT All Cap Value	Rydex | SGI VT Alpha Opportunity	Rydex | SGI VT Global	Rydex | SGI VT High Yield
Assets:
Mutual funds, at market value	$8,392,358	$89,060,808	$8,196,767	$178,261,785	$26,930,382
Total assets	8,392,358	89,060,808	8,196,767	178,261,785	26,930,382
Net assets	$8,392,358	$89,060,808	$8,196,767	$178,261,785	$26,930,382

Net assets:
Accumulation assets	8,392,358	89,002,651	8,196,767	177,916,248	26,927,855
Annuity assets	-	58,157	-	345,537	2,527
Net assets	$8,392,358	$89,060,808	$8,196,767	$178,261,785	$26,930,382

Units outstanding:
Variflex qualified	452,450	2,668,145	400,606	4,197,914	1,012,961
Variflex nonqualified	130,567	417,533	158,936	799,615	59,658
Variflex ES	-	935	-	1,001	72
Total units	583,017	3,086,613	559,542	4,998,530	1,072,691

Unit value
Variflex qualified	$14.40	$28.86	$14.66	$35.66	$25.11
Variflex nonqualified	$14.40	$28.85	$14.66	$35.66	$25.11
Variflex ES	$-	$29.75	$-	$33.61	$25.86

Mutual funds, at cost	$7,359,199	$66,829,158	$6,909,877	$121,165,910	$19,971,823
Mutual fund shares	689,028	3,990,180	483,871	17,391,394	1,005,615

See accompanying notes.

8

Variflex

Statements of Net Assets (continued)

December 31, 2010

	Rydex | SGI VT Large Cap Concentrated Growth	Rydex | SGI VT Large Cap Core	Rydex | SGI VT Large Cap Value	Rydex | SGI VT Managed Asset Allocation	Rydex | SGI VT Mid Cap Growth
Assets:
Mutual funds, at market value	$24,110,277	$180,728,041	$214,330,061	$36,539,592	$126,078,554
Total assets	24,110,277	180,728,041	214,330,061	36,539,592	126,078,554
Net assets	$24,110,277	$180,728,041	$214,330,061	$36,539,592	$126,078,554

Net assets:
Accumulation assets	24,098,650	180,496,833	214,000,181	36,343,667	125,935,403
Annuity assets	11,627	231,208	329,880	195,925	143,151
Net assets	$24,110,277	$180,728,041	$214,330,061	$36,539,592	$126,078,554

Units outstanding:
Variflex qualified	2,225,787	2,725,866	2,635,619	1,367,333	2,152,502
Variflex nonqualified	564,032	559,247	497,479	251,540	603,170
Variflex ES	1,665	1,524	1,135	17	322
Total units	2,791,484	3,286,637	3,134,233	1,618,890	2,755,994

Unit value
Variflex qualified	$8.64	$55.01	$68.41	$22.57	$45.76
Variflex nonqualified	$8.64	$54.99	$68.35	$22.57	$45.74
Variflex ES	$8.85	$19.86	$22.49	$23.27	$36.33

Mutual funds, at cost	$22,666,189	$198,773,532	$204,165,058	$28,394,369	$101,869,434
Mutual fund shares	2,423,143	7,776,594	8,310,588	1,837,084	4,195,626

See accompanying notes.

9

Variflex

Statements of Net Assets (continued)

December 31, 2010

	Rydex | SGI VT Mid Cap Value	Rydex | SGI VT Money Market	Rydex | SGI VT Small Cap Growth	Rydex | SGI VT Small Cap Value	Rydex | SGI VT U.S. Intermediate Bond
Assets:
Mutual funds, at market value	$160,345,571	$30,789,316	$24,683,062	$57,750,598	$47,085,077
Total assets	160,345,571	30,789,316	24,683,062	57,750,598	47,085,077
Net assets	$160,345,571	$30,789,316	$24,683,062	$57,750,598	$47,085,077

Net assets:
Accumulation assets	160,184,216	30,725,082	24,678,295	57,571,483	46,990,490
Annuity assets	161,355	64,234	4,767	179,115	94,587
Net assets	$160,345,571	$30,789,316	$24,683,062	$57,750,598	$47,085,077

Units outstanding:
Variflex qualified	2,409,999	1,015,215	1,372,640	1,593,302	1,082,640
Variflex nonqualified	111,857	330,847	99,169	178,739	361,691
Variflex ES	913	702	1,429	827	131
Total units	2,522,769	1,346,764	1,473,238	1,772,868	1,444,462

Unit value
Variflex qualified	$63.57	$22.87	$16.75	$32.57	$32.61
Variflex nonqualified	$63.57	$22.87	$16.75	$32.57	$32.58
Variflex ES	$65.35	$13.89	$17.21	$33.28	$17.59

Mutual funds, at cost	$77,111,114	$30,721,761	$20,597,144	$32,427,649	$43,052,721
Mutual fund shares	2,775,105	2,280,690	1,306,673	1,716,724	3,627,510

See accompanying notes.

10

Variflex

Statements of Net Assets (continued)

December 31, 2010

Rydex | SGI VT U.S. Long Short Momentum
Assets:
Mutual funds, at market value	$6,682,471
Total assets	6,682,471
Net assets	$6,682,471

Net assets:
Accumulation assets	6,682,471
Annuity assets	-
Net assets	$6,682,471

Units outstanding:
Variflex qualified	450,922
Variflex nonqualified	85,286
Variflex ES	-
Total units	536,208

Unit value
Variflex qualified	$12.46
Variflex nonqualified	$12.46
Variflex ES	$-

Mutual funds, at cost	$6,830,638
Mutual fund shares	522,068

See accompanying notes.

11

Variflex

Statements of Operations

Year Ended December 31, 2010

	American Century VP Ultra	American Century VP Value	Dreyfus IP Technology Growth	Dreyfus VIF International Value	Invesco V.I. Basic Value
Investment income (loss):
Dividend distributions	$17,143	$207,354	$-	$153,869	$69,917
Expenses:
Mortality and expense risk charge	(56,316)	(128,899)	(145,679)	(115,644)	(171,586)
Net investment income (loss)	(39,173)	78,455	(145,679)	38,225	(101,669)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	563,914	(82,198)	1,232,583	(691,152)	(839,614)
Change in unrealized appreciation/depreciation on investments during the year	174,723	1,354,001	1,765,460	904,422	2,430,090
Net realized and unrealized capital gain (loss) on investments	738,637	1,271,803	2,998,043	213,270	1,590,476
Net increase (decrease) in net assets from operations	$699,464	$1,350,258	$2,852,364	$251,495	$1,488,807

See accompanying notes.

12

Variflex

Statements of Operations (continued)

Year Ended December 31, 2010

	Invesco V.I. Capital Development	Invesco V.I. Global Health Care	Invesco V.I. Global Real Estate	Invesco V.I. International Growth	Invesco V.I. Mid Cap Core Equity
Investment income (loss):
Dividend distributions	$-	$-	$418,534	$304,722	$19,806
Expenses:
Mortality and expense risk charge	(189,401)	(29,101)	(91,581)	(207,532)	(68,266)
Net investment income (loss)	(189,401)	(29,101)	326,953	97,190	(48,460)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(912,357)	(50,615)	(1,196,944)	(609,320)	(13,470)
Change in unrealized appreciation/depreciation on investments during the year	3,598,936	160,755	1,959,924	2,278,062	778,921
Net realized and unrealized capital gain (loss) on investments	2,686,579	110,140	762,980	1,668,742	765,451
Net increase (decrease) in net assets from operations	$2,497,178	$81,039	$1,089,933	$1,765,932	$716,991

See accompanying notes.

13

Variflex

Statements of Operations (continued)

Year Ended December 31, 2010

	Invesco Van Kampen V.I. Comstock	Invesco Van Kampen V.I. Equity and Income	Invesco Van Kampen V.I. Government	Legg Mason ClearBridge Variable Aggressive Growth	Legg Mason ClearBridge Variable Small Cap Growth
Investment income (loss):
Dividend distributions	$4,312	$163,367	$9,432	$-	$-
Expenses:
Mortality and expense risk charge	(42,311)	(100,680)	(53,757)	(37,393)	(16,611)
Net investment income (loss)	(37,999)	62,687	(44,325)	(37,393)	(16,611)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(66,630)	51,641	2,226	36,230	88,519
Change in unrealized appreciation/depreciation on investments during the year	614,294	770,232	201,958	641,678	232,235
Net realized and unrealized capital gain (loss) on investments	547,664	821,873	204,184	677,908	320,754
Net increase (decrease) in net assets from operations	$509,665	$884,560	$159,859	$640,515	$304,143

See accompanying notes.

14

Variflex

Statements of Operations (continued)

Year Ended December 31, 2010

	MFS VIT Research International	MFS VIT Total Return	MFS VIT Utilities	Neuberger Berman AMT Socially Responsive	Oppenheimer Main Street Small Cap Fund/VA
Investment income (loss):
Dividend distributions	$150,660	$189,483	$316,340	$9,251	$14,699
Expenses:
Mortality and expense risk charge	(149,896)	(98,472)	(123,815)	(548,050)	(46,306)
Net investment income (loss)	764	91,011	192,525	(538,799)	(31,607)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(429,672)	(47,438)	(587,972)	(357,660)	4,732
Change in unrealized appreciation/depreciation on investments during the year	2,039,434	680,876	1,551,418	9,857,230	772,103
Net realized and unrealized capital gain (loss) on investments	1,609,762	633,438	963,446	9,499,570	776,835
Net increase (decrease) in net assets from operations	$1,610,526	$724,449	$1,155,971	$8,960,771	$745,228

See accompanying notes.

15

Variflex

Statements of Operations (continued)

Year Ended December 31, 2010

	PIMCO VIT All Asset	PIMCO VIT CommodityRealReturn Strategy	PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	PIMCO VIT Low Duration	PIMCO VIT Real Return
Investment income (loss):
Dividend distributions	$577,133	$415,828	$96,325	$240,752	$479,256
Expenses:
Mortality and expense risk charge	(89,130)	(32,910)	(62,238)	(177,486)	(404,324)
Net investment income (loss)	488,003	382,918	34,087	63,266	74,932

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	54,121	158,211	53,814	309,829
Realized capital gain (loss) on sales of fund shares	26,454	(311,861)	34,985	94,436	236,463
Change in unrealized appreciation/depreciation on investments during the year	296,297	459,587	72,742	332,716	1,479,838
Net realized and unrealized capital gain (loss) on investments	322,751	201,847	265,938	480,966	2,026,130
Net increase (decrease) in net assets from operations	$810,754	$584,765	$300,025	$544,232	$2,101,062

See accompanying notes.

16

Variflex

Statements of Operations (continued)

Year Ended December 31, 2010

	Royce Micro-Cap	Rydex | SGI VT All Cap Value	Rydex | SGI VT Alpha Opportunity	Rydex | SGI VT Global	Rydex | SGI VT High Yield
Investment income (loss):
Dividend distributions	$134,660	$-	$-	$-	$-
Expenses:
Mortality and expense risk charge	(77,786)	(1,040,540)	(99,472)	(2,052,187)	(296,277)
Net investment income (loss)	56,874	(1,040,540)	(99,472)	(2,052,187)	(296,277)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(70,463)	2,416,303	17,044	6,540,630	3,287,916
Change in unrealized appreciation/depreciation on investments during the year	1,746,171	10,878,305	1,463,803	18,117,572	270,610
Net realized and unrealized capital gain (loss) on investments	1,675,708	13,294,608	1,480,847	24,658,202	3,558,526
Net increase (decrease) in net assets from operations	$1,732,582	$12,254,068	$1,381,375	$22,606,015	$3,262,249

See accompanying notes.

17

Variflex

Statements of Operations (continued)

Year Ended December 31, 2010

	Rydex | SGI VT Large Cap Concentrated Growth	Rydex | SGI VT Large Cap Core	Rydex | SGI VT Large Cap Value	Rydex | SGI VT Managed Asset Allocation	Rydex | SGI VT Mid Cap Growth
Investment income (loss):
Dividend distributions	$-	$-	$-	$-	$-
Expenses:
Mortality and expense risk charge	(265,078)	(1,972,827)	(2,476,722)	(434,157)	(1,387,175)
Net investment income (loss)	(265,078)	(1,972,827)	(2,476,722)	(434,157)	(1,387,175)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(281,731)	(5,623,965)	(1,889,729)	941,923	996,364
Change in unrealized appreciation/depreciation on investments during the year	3,606,248	29,453,603	32,460,004	2,634,405	24,308,963
Net realized and unrealized capital gain (loss) on investments	3,324,517	23,829,638	30,570,275	3,576,328	25,305,327
Net increase (decrease) in net assets from operations	$3,059,439	$21,856,811	$28,093,553	$3,142,171	$23,918,152

See accompanying notes.

18

Variflex

Statements of Operations (continued)

Year Ended December 31, 2010

	Rydex | SGI VT Mid Cap Value	Rydex | SGI VT Money Market	Rydex | SGI VT Small Cap Growth	Rydex | SGI VT Small Cap Value	Rydex | SGI VT U.S. Intermediate Bond
Investment income (loss):
Dividend distributions	$-	$-	$-	$-	$-
Expenses:
Mortality and expense risk charge	(1,823,997)	(458,430)	(251,159)	(642,556)	(588,356)
Net investment income (loss)	(1,823,997)	(458,430)	(251,159)	(642,556)	(588,356)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	9,016,027	244,325	(24,552)	4,075,894	1,771,025
Change in unrealized appreciation/depreciation on investments during the year	15,893,136	(406,302)	5,725,219	6,482,153	1,155,955
Net realized and unrealized capital gain (loss) on investments	24,909,163	(161,977)	5,700,667	10,558,047	2,926,980
Net increase (decrease) in net assets from operations	$23,085,166	$(620,407)	$5,449,508	$9,915,491	$2,338,624

See accompanying notes.

19

Variflex

Statements of Operations (continued)

Year Ended December 31, 2010

Rydex | SGI VT U.S. Long Short Momentum
Investment income (loss):
Dividend distributions	$-
Expenses:
Mortality and expense risk charge	(81,093)
Net investment income (loss)	(81,093)

Net realized and unrealized capital gain (loss) on investments:
Capital gains distributions	-
Realized capital gain (loss) on sales of fund shares	(245,927)
Change in unrealized appreciation/depreciation on investments during the year	938,864
Net realized and unrealized capital gain (loss) on investments	692,937
Net increase (decrease) in net assets from operations	$611,844

See accompanying notes.

20

Variflex

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	American Century VP Ultra		American Century VP Value		Dreyfus IP Technology Growth		Dreyfus VIF International Value
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(39,173)	$(52,969)	$78,455	$381,932	$(145,679)	$(92,747)	$38,225	$193,291
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	563,914	(338,930)	(82,198)	(832,945)	1,232,583	(829,364)	(691,152)	(1,595,678)
Change in unrealized appreciation/depreciation on investments during the year	174,723	1,931,517	1,354,001	2,558,485	1,765,460	4,957,765	904,422	3,349,066
Net increase (decrease) in net assets from operations	699,464	1,539,618	1,350,258	2,107,472	2,852,364	4,035,654	251,495	1,946,679

From contract owner transactions:
Variable annuity deposits	440,941	531,422	837,878	1,042,451	407,227	430,012	723,498	809,067
Contract owner maintenance charges	(8,261)	(8,808)	(12,548)	(13,100)	(6,968)	(6,313)	(9,747)	(9,171)
Terminations and withdrawals	(611,852)	(644,763)	(947,692)	(1,212,783)	(652,765)	(422,028)	(1,150,127)	(873,323)
Transfers between subaccounts, net	(3,272,443)	2,765,047	(3,452,736)	3,308,482	(4,447,242)	22,646	324,236	(83,969)
Mortality adjustment	(192)	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(3,451,807)	2,642,898	(3,575,098)	3,125,050	(4,699,748)	24,317	(112,140)	(157,396)
Net increase (decrease) in net assets	(2,752,343)	4,182,516	(2,224,840)	5,232,522	(1,847,384)	4,059,971	139,355	1,789,283
Net assets at beginning of year	6,978,462	2,795,946	13,217,652	7,985,130	12,329,461	8,269,490	9,916,445	8,127,162
Net assets at end of year	$4,226,119	$6,978,462	$10,992,812	$13,217,652	$10,482,077	$12,329,461	$10,055,800	$9,916,445

See accompanying notes.

21

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Invesco V.I. Basic Value		Invesco V.I. Capital Development		Invesco V.I. Global Health Care		Invesco V.I. Global Real Estate
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(101,669)	$2,771	$(189,401)	$(199,484)	$(29,101)	$(16,965)	$326,953	$(71,373)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(839,614)	(2,378,586)	(912,357)	(6,602,420)	(50,615)	(188,079)	(1,196,944)	(1,602,342)
Change in unrealized appreciation/depreciation on investments during the year	2,430,090	5,323,009	3,598,936	12,333,017	160,755	682,513	1,959,924	3,233,256
Net increase (decrease) in net assets from operations	1,488,807	2,947,194	2,497,178	5,531,113	81,039	477,469	1,089,933	1,559,541

From contract owner transactions:
Variable annuity deposits	626,861	592,315	560,688	834,086	237,099	261,132	502,932	509,819
Contract owner maintenance charges	(8,581)	(4,978)	(18,858)	(9,799)	(3,889)	(3,627)	(6,418)	(7,428)
Terminations and withdrawals	(956,026)	(561,435)	(1,150,787)	(996,591)	(194,069)	(183,244)	(799,311)	(564,059)
Transfers between subaccounts, net	8,169,039	8,418	(881,831)	(6,591,794)	(23,397)	56,735	749,341	(450,302)
Mortality adjustment	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	7,831,293	34,320	(1,490,788)	(6,764,098)	15,744	130,996	446,544	(511,970)
Net increase (decrease) in net assets	9,320,100	2,981,514	1,006,390	(1,232,985)	96,783	608,465	1,536,477	1,047,571
Net assets at beginning of year	9,933,488	6,951,974	15,934,050	17,167,035	2,401,503	1,793,038	6,989,514	5,941,943
Net assets at end of year	$19,253,588	$9,933,488	$16,940,440	$15,934,050	$2,498,286	$2,401,503	$8,525,991	$6,989,514

See accompanying notes.

22

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Invesco V.I. International Growth		Invesco V.I. Mid Cap Core Equity		Invesco Van Kampen V.I. Comstock		Invesco Van Kampen V.I. Equity and Income
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$97,190	$41,296	$(48,460)	$(6,716)	$(37,999)	$90,398	$62,687	$102,483
Capital gains distributions	-	-	-	67,470	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(609,320)	(1,117,855)	(13,470)	(530,945)	(66,630)	(410,266)	51,641	(209,275)
Change in unrealized appreciation/depreciation on investments during the year	2,278,062	4,934,787	778,921	1,774,944	614,294	983,467	770,232	1,452,226
Net increase (decrease) in net assets from operations	1,765,932	3,858,228	716,991	1,304,753	509,665	663,599	884,560	1,345,434

From contract owner transactions:
Variable annuity deposits	1,045,700	877,324	321,370	429,212	230,504	295,457	505,834	527,428
Contract owner maintenance charges	(10,151)	(8,544)	(4,736)	(4,593)	(1,981)	(2,243)	(5,473)	(4,002)
Terminations and withdrawals	(1,907,615)	(1,482,955)	(480,447)	(581,453)	(420,076)	(439,193)	(1,279,465)	(858,386)
Transfers between subaccounts, net	(315,803)	2,587,275	(503,064)	468,725	525,452	(34,061)	568,011	1,853,038
Mortality adjustment	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(1,187,869)	1,973,100	(666,877)	311,891	333,899	(180,040)	(211,093)	1,518,078
Net increase (decrease) in net assets	578,063	5,831,328	50,114	1,616,644	843,564	483,559	673,467	2,863,512
Net assets at beginning of year	17,743,381	11,912,053	6,030,577	4,413,933	3,290,588	2,807,029	8,329,718	5,466,206
Net assets at end of year	$18,321,444	$17,743,381	$6,080,691	$6,030,577	$4,134,152	$3,290,588	$9,003,185	$8,329,718

See accompanying notes.

23

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Invesco Van Kampen V.I. Government		Legg Mason ClearBridge Variable Aggressive Growth		Legg Mason ClearBridge Variable Small Cap Growth		MFS VIT Research International
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(44,325)	$273,157	$(37,393)	$(46,568)	$(16,611)	$(10,464)	$764	$47,881
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	2,226	(56,349)	36,230	(1,444,314)	88,519	(180,741)	(429,672)	(1,280,643)
Change in unrealized appreciation/depreciation on investments during the year	201,958	(246,316)	641,678	2,487,207	232,235	480,041	2,039,434	4,465,913
Net increase (decrease) in net assets from operations	159,859	(29,508)	640,515	996,325	304,143	288,836	1,610,526	3,233,151

From contract owner transactions:
Variable annuity deposits	401,668	516,161	163,283	436,416	122,318	111,714	523,345	564,952
Contract owner maintenance charges	(3,067)	(4,663)	(3,760)	(4,025)	(913)	(990)	(8,066)	(6,787)
Terminations and withdrawals	(728,313)	(1,590,988)	(562,215)	(549,681)	(173,210)	(135,283)	(999,859)	(868,853)
Transfers between subaccounts, net	(218,456)	349,306	280,875	(2,941,695)	1,049,642	(470,334)	1,048,601	(526,639)
Mortality adjustment	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	(548,168)	(730,184)	(121,817)	(3,058,985)	997,837	(494,893)	564,021	(837,327)
Net increase (decrease) in net assets	(388,309)	(759,692)	518,698	(2,062,660)	1,301,980	(206,057)	2,174,547	2,395,824
Net assets at beginning of year	4,608,159	5,367,851	3,082,831	5,145,491	830,776	1,036,833	11,238,847	8,843,023
Net assets at end of year	$4,219,850	$4,608,159	$3,601,529	$3,082,831	$2,132,756	$830,776	$13,413,394	$11,238,847

See accompanying notes.

24

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	MFS VIT Total Return		MFS VIT Utilities		Neuberger Berman AMT Socially Responsive		Oppenheimer Main Street Small Cap Fund/VA
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$91,011	$106,832	$192,525	$353,989	$(538,799)	$286,984	$(31,607)	$(17,284)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(47,438)	(257,048)	(587,972)	(1,926,727)	(357,660)	(2,494,908)	4,732	(390,653)
Change in unrealized appreciation/depreciation on investments during the year	680,876	1,053,206	1,551,418	4,173,267	9,857,230	12,446,748	772,103	1,298,208
Net increase (decrease) in net assets from operations	724,449	902,990	1,155,971	2,600,529	8,960,771	10,238,824	745,228	890,271

From contract owner transactions:
Variable annuity deposits	607,113	494,281	574,445	716,152	1,226,981	1,499,086	274,399	307,056
Contract owner maintenance charges	(5,320)	(5,747)	(7,781)	(9,276)	(38,175)	(44,048)	(3,994)	(4,397)
Terminations and withdrawals	(900,174)	(787,863)	(1,192,345)	(915,192)	(3,649,275)	(4,302,465)	(538,846)	(395,835)
Transfers between subaccounts, net	3,102,761	1,366,929	(906,323)	(1,652,624)	66,907	(2,007,827)	352,449	(81,094)
Mortality adjustment	-	-	-	-	698	866	-	-
Net increase (decrease) in net assets from contract owner transactions	2,804,380	1,067,600	(1,532,004)	(1,860,940)	(2,392,864)	(4,854,388)	84,008	(174,270)
Net increase (decrease) in net assets	3,528,829	1,970,590	(376,033)	739,589	6,567,907	5,384,436	829,236	716,001
Net assets at beginning of year	6,774,647	4,804,057	11,118,401	10,378,812	43,739,803	38,355,367	3,553,794	2,837,793
Net assets at end of year	$10,303,476	$6,774,647	$10,742,368	$11,118,401	$50,307,710	$43,739,803	$4,383,030	$3,553,794

See accompanying notes.

25

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	PIMCO VIT All Asset		PIMCO VIT CommodityRealReturn Strategy		PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)		PIMCO VIT Low Duration
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$488,003	$298,225	$382,918	$110,195	$34,087	$75,644	$63,266	$217,186
Capital gains distributions	-	-	54,121	222,510	158,211	393,590	53,814	558,183
Realized capital gain (loss) on sales of fund shares	26,454	(231,575)	(311,861)	(543,203)	34,985	(35,525)	94,436	(26,810)
Change in unrealized appreciation/depreciation on investments during the year	296,297	820,769	459,587	987,643	72,742	16,191	332,716	344,657
Net increase (decrease) in net assets from operations	810,754	887,419	584,765	777,145	300,025	449,900	544,232	1,093,216

From contract owner transactions:
Variable annuity deposits	490,504	239,804	204,217	218,935	397,633	171,968	858,298	408,786
Contract owner maintenance charges	(3,503)	(6,019)	(1,847)	(2,805)	(3,315)	(1,566)	(5,466)	(2,510)
Terminations and withdrawals	(860,742)	(812,204)	(375,324)	(242,846)	(1,020,644)	(697,249)	(1,973,467)	(2,029,628)
Transfers between subaccounts, net	3,718,683	894,589	211,261	67,127	2,001,352	211,486	4,690,079	4,680,370
Mortality adjustment	-	-	-	-	-	-	-	-
Net increase (decrease) in net assets from contract owner transactions	3,344,942	316,170	38,307	40,411	1,375,026	(315,361)	3,569,444	3,057,018
Net increase (decrease) in net assets	4,155,696	1,203,589	623,072	817,556	1,675,051	134,539	4,113,676	4,150,234
Net assets at beginning of year	5,678,305	4,474,716	2,788,386	1,970,830	4,050,404	3,915,865	12,183,963	8,033,729
Net assets at end of year	$9,834,001	$5,678,305	$3,411,458	$2,788,386	$5,725,455	$4,050,404	$16,297,639	$12,183,963

See accompanying notes.

26

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	PIMCO VIT Real Return		Royce Micro-Cap		Rydex | SGI VT All Cap Value		Rydex | SGI VT Alpha Opportunity
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$74,932	$507,868	$56,874	$(46,828)	$(1,040,540)	$(985,333)	$(99,472)	$(107,288)
Capital gains distributions	309,829	1,178,521	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	236,463	(316,916)	(70,463)	(474,220)	2,416,303	(3,018,368)	17,044	(1,402,650)
Change in unrealized appreciation/depreciation on investments during the year	1,479,838	2,820,290	1,746,171	2,260,133	10,878,305	25,326,420	1,463,803	3,437,209
Net increase (decrease) in net assets from operations	2,101,062	4,189,763	1,732,582	1,739,085	12,254,068	21,322,719	1,381,375	1,927,271

From contract owner transactions:
Variable annuity deposits	2,244,174	1,884,171	422,119	371,540	2,889,291	3,811,485	9,346	83
Contract owner maintenance charges	(13,002)	(14,353)	(4,684)	(3,360)	(59,615)	(66,519)	(7,051)	(9,532)
Terminations and withdrawals	(4,213,998)	(4,379,799)	(852,032)	(311,360)	(10,811,821)	(10,967,412)	(1,085,826)	(1,582,420)
Transfers between subaccounts, net	4,994,938	3,952,767	1,378,612	963,591	(4,267,878)	(11,578,330)	(1,255,267)	(2,189,415)
Mortality adjustment	-	-	-	-	2,816	893	-	-
Net increase (decrease) in net assets from contract owner transactions	3,012,112	1,442,786	944,015	1,020,411	(12,247,207)	(18,799,883)	(2,338,798)	(3,781,284)
Net increase (decrease) in net assets	5,113,174	5,632,549	2,676,597	2,759,496	6,861	2,522,836	(957,423)	(1,854,013)
Net assets at beginning of year	30,542,715	24,910,166	5,715,761	2,956,265	89,053,947	86,531,111	9,154,190	11,008,203
Net assets at end of year	$35,655,889	$30,542,715	$8,392,358	$5,715,761	$89,060,808	$89,053,947	$8,196,767	$9,154,190

See accompanying notes.

27

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Rydex | SGI VT Global		Rydex | SGI VT High Yield		Rydex | SGI VT Large Cap Concentrated Growth		Rydex | SGI VT Large Cap Core
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(2,052,187)	$(2,039,575)	$(296,277)	$(226,845)	$(265,078)	$(225,186)	$(1,972,827)	$(1,645,467)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	6,540,630	2,038,062	3,287,916	(76,754)	(281,731)	(1,656,427)	(5,623,965)	(14,279,573)
Change in unrealized appreciation/depreciation on investments during the year	18,117,572	27,312,073	270,610	9,799,291	3,606,248	7,088,096	29,453,603	49,712,348
Net increase (decrease) in net assets from operations	22,606,015	27,310,560	3,262,249	9,495,692	3,059,439	5,206,483	21,856,811	33,787,308

From contract owner transactions:
Variable annuity deposits	5,113,884	6,094,831	934,990	847,493	1,385,422	1,638,108	5,139,549	5,293,026
Contract owner maintenance charges	(99,983)	(120,273)	(14,739)	(12,504)	(36,805)	(43,457)	(168,153)	(162,283)
Terminations and withdrawals	(19,758,867)	(19,809,705)	(2,822,740)	(2,550,252)	(2,632,158)	(2,884,141)	(18,730,163)	(15,513,429)
Transfers between subaccounts, net	(8,439,683)	(14,270,882)	1,766,145	2,223,258	1,337,198	(755,058)	21,330,594	(7,229,374)
Mortality adjustment	5,636	4,426	-	-	126	(31)	4,135	8,153
Net increase (decrease) in net assets from contract owner transactions	(23,179,013)	(28,101,603)	(136,344)	507,995	53,783	(2,044,579)	7,575,962	(17,603,907)
Net increase (decrease) in net assets	(572,998)	(791,043)	3,125,905	10,003,687	3,113,222	3,161,904	29,432,773	16,183,401
Net assets at beginning of year	178,834,783	179,625,826	23,804,477	13,800,790	20,997,055	17,835,151	151,295,268	135,111,867
Net assets at end of year	$178,261,785	$178,834,783	$26,930,382	$23,804,477	$24,110,277	$20,997,055	$180,728,041	$151,295,268

See accompanying notes.

28

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Rydex | SGI VT Large Cap Value		Rydex | SGI VT Managed Asset Allocation		Rydex | SGI VT Mid Cap Growth		Rydex | SGI VT Mid Cap Value
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(2,476,722)	$(2,264,723)	$(434,157)	$(423,764)	$(1,387,175)	$(1,235,821)	$(1,823,997)	$(1,561,485)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	(1,889,729)	(11,773,301)	941,923	(403,939)	996,364	(5,204,049)	9,016,027	4,867,742
Change in unrealized appreciation/depreciation on investments during the year	32,460,004	55,167,254	2,634,405	8,024,989	24,308,963	41,680,996	15,893,136	42,003,083
Net increase (decrease) in net assets from operations	28,093,553	41,129,230	3,142,171	7,197,286	23,918,152	35,241,126	23,085,166	45,309,340

From contract owner transactions:
Variable annuity deposits	4,518,260	5,502,512	1,487,971	1,756,411	3,887,857	4,934,864	6,008,381	6,365,942
Contract owner maintenance charges	(130,994)	(139,901)	(24,544)	(29,373)	(105,572)	(115,610)	(101,521)	(111,538)
Terminations and withdrawals	(23,616,640)	(21,165,139)	(4,668,897)	(5,409,506)	(12,448,211)	(12,789,665)	(16,223,491)	(14,747,857)
Transfers between subaccounts, net	(1,714,710)	(9,534,424)	(781,588)	(2,495,500)	(3,842,023)	(5,946,225)	(4,251,066)	(6,744,360)
Mortality adjustment	17,134	18,071	6,873	2,402	1,218	1,072	2,036	18
Net increase (decrease) in net assets from contract owner transactions	(20,926,950)	(25,318,881)	(3,980,185)	(6,175,566)	(12,506,731)	(13,915,564)	(14,565,661)	(15,237,795)
Net increase (decrease) in net assets	7,166,603	15,810,349	(838,014)	1,021,720	11,411,421	21,325,562	8,519,505	30,071,545
Net assets at beginning of year	207,163,458	191,353,109	37,377,606	36,355,886	114,667,133	93,341,571	151,826,066	121,754,521
Net assets at end of year	$214,330,061	$207,163,458	$36,539,592	$37,377,606	$126,078,554	$114,667,133	$160,345,571	$151,826,066

See accompanying notes.

29

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Rydex | SGI VT Money Market		Rydex | SGI VT Small Cap Growth		Rydex | SGI VT Small Cap Value		Rydex | SGI VT U.S. Intermediate Bond
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(458,430)	$(633,016)	$(251,159)	$(209,099)	$(642,556)	$(522,794)	$(588,356)	$(586,837)
Capital gains distributions	-	-	-	-	-	-	-	-
Realized capital gain (loss) on sales of fund shares	244,325	812,427	(24,552)	(1,269,696)	4,075,894	736,243	1,771,025	175,686
Change in unrealized appreciation/depreciation on investments during the year	(406,302)	(979,230)	5,725,219	6,523,711	6,482,153	18,128,949	1,155,955	3,650,973
Net increase (decrease) in net assets from operations	(620,407)	(799,819)	5,449,508	5,044,916	9,915,491	18,342,398	2,338,624	3,239,822

From contract owner transactions:
Variable annuity deposits	2,520,276	5,483,708	820,736	1,093,151	2,115,369	2,451,248	1,990,672	1,878,573
Contract owner maintenance charges	(26,886)	(39,395)	(19,507)	(21,051)	(36,505)	(40,703)	(33,476)	(38,590)
Terminations and withdrawals	(10,296,477)	(22,555,900)	(2,120,248)	(2,013,218)	(6,113,365)	(5,190,321)	(7,066,783)	(7,026,603)
Transfers between subaccounts, net	(2,660,138)	(10,932,129)	475,274	(1,022,799)	(1,800,901)	(154,780)	(3,745,425)	9,333,808
Mortality adjustment	1,647	1,482	45	(9)	1,789	(9)	5,257	4,398
Net increase (decrease) in net assets from contract owner transactions	(10,461,578)	(28,042,234)	(843,700)	(1,963,926)	(5,833,613)	(2,934,565)	(8,849,755)	4,151,586
Net increase (decrease) in net assets	(11,081,985)	(28,842,053)	4,605,808	3,080,990	4,081,878	15,407,833	(6,511,131)	7,391,408
Net assets at beginning of year	41,871,301	70,713,354	20,077,254	16,996,264	53,668,720	38,260,887	53,596,208	46,204,800
Net assets at end of year	$30,789,316	$41,871,301	$24,683,062	$20,077,254	$57,750,598	$53,668,720	$47,085,077	$53,596,208

See accompanying notes.

30

Variflex

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Rydex | SGI VT U.S. Long Short Momentum
	2010	2009
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(81,093)	$(73,441)
Capital gains distributions	-	-
Realized capital gain (loss) on sales of fund shares	(245,927)	(1,118,375)
Change in unrealized appreciation/depreciation on investments during the year	938,864	2,716,311
Net increase (decrease) in net assets from operations	611,844	1,524,495

From contract owner transactions:
Variable annuity deposits	366,665	437,353
Contract owner maintenance charges	(3,140)	(4,786)
Terminations and withdrawals	(498,116)	(525,825)
Transfers between subaccounts, net	(1,052,766)	(1,129,507)
Mortality adjustment	-	-
Net increase (decrease) in net assets from contract owner transactions	(1,187,357)	(1,222,765)
Net increase (decrease) in net assets	(575,513)	301,730
Net assets at beginning of year	7,257,984	6,956,254
Net assets at end of year	$6,682,471	$7,257,984

See accompanying notes.

31

Variflex

Notes to Financial Statements

December 31, 2010

1. Organization and Significant Accounting Policies

Organization

Variflex (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts deposited may be invested in a designated series of mutual funds as follows:

Mutual Fund	Class	Investment Adviser	Sub-Adviser
American Century VP Ultra	II	American Century Investment Management, Inc.
American Century VP Value	II	American Century Investment Management, Inc.
Dreyfus IP Technology Growth	Service	The Dreyfus Corporation
Dreyfus VIF International Value	Service	The Dreyfus Corporation
Invesco V.I. Basic Value (2)	Series II	Invesco Advisers, Inc.
Invesco V.I. Capital Development (2)	Series II	Invesco Advisers, Inc.
Invesco V.I. Global Health Care (2)	Series I	Invesco Advisers, Inc.
Invesco V.I. Global Real Estate (2)	Series I	Invesco Advisers, Inc.	Invesco Asset Management Ltd.
Invesco V.I. International Growth (2)	Series II	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity (2)	Series II	Invesco Advisers, Inc.
Invesco Van Kampen V.I. Comstock (4)	Series II	Invesco Advisers, Inc.
Invesco Van Kampen V.I. Equity and Income (4)	Series II	Invesco Advisers, Inc.
Invesco Van Kampen V.I. Government (4)	Series II	Invesco Advisers, Inc.
Legg Mason ClearBridge Variable Aggressive Growth	Class II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
Legg Mason ClearBridge Variable Small Cap Growth	Class I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Advisors, LLC
MFS VIT Research International	Service	Massachusetts Financial Services Co.
MFS VIT Total Return	Service	Massachusetts Financial Services Co.
MFS VIT Utilities	Service	Massachusetts Financial Services Co.

32

Variflex

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Mutual Fund	Class	Investment Adviser	Sub-Adviser
Neuberger Berman AMT Socially Responsive	S	Neuberger Berman Management Inc.	Neuberger Berman LLC
Oppenheimer Main Street Small Cap Fund/VA	Service	OppenheimerFunds, Inc.
PIMCO VIT All Asset	Administrative	Pacific Investment Management Co. LLC	Research Affiliates, LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Co. LLC
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Co. LLC
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Co. LLC
PIMCO VIT Real Return	Administrative	Pacific Investment Management Co. LLC
Royce Micro-Cap		Royce & Associates, LLC
Rydex | SGI VT All Cap Value (1)		Security Global Investors
Rydex | SGI VT Alpha Opportunity (1)(5)		Security Global Investors
Rydex | SGI VT Global (1)		Security Global Investors	Security Global Investors, LLC
Rydex | SGI VT High Yield (1)		Security Global Investors
Rydex | SGI VT Large Cap Concentrated Growth (1)		Security Global Investors
Rydex | SGI VT Large Cap Core (1)(2)		Security Global Investors
Rydex | SGI VT Large Cap Value (1)		Security Global Investors
Rydex | SGI VT Managed Asset Allocation (1)		Security Global Investors	T. Rowe Price Associates, Inc.
Rydex | SGI VT Mid Cap Growth (1)		Security Global Investors
Rydex | SGI VT Mid Cap Value (1)		Security Global Investors
Rydex | SGI VT Money Market (1)		Security Global Investors
Rydex | SGI VT Small Cap Growth (1)		Security Global Investors
Rydex | SGI VT Small Cap Value (1)		Security Global Investors
Rydex | SGI VT U.S. Intermediate Bond (1)		Security Global Investors
Rydex | SGI VT U.S. Long Short Momentum (1)(3)		Security Global Investors

(1)
Effective May 1, 2010, the SBL Fund and its respective series are marketed with the name “Rydex | SGI.”  Although SBL Fund’s legal name did not change, it and its series are marketed with the name Rydex | SGI.  In addition, certain of the Rydex Variable Trust series are marketed with the name Rydex | SGI.

33

Variflex

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

(2)
Prior to May 1, 2010, these subaccounts were AIM V.I. Basic Value, AIM V.I. Capital Development, AIM V.I. Global Health Care, AIM V.I. Global Real Estate, AIM V.I. International Growth, AIM V.I. Mid Cap Core Equity, SBL Select 25, and SBL Equity Fund, respectively.

(3)	Prior to May 28, 2010, this subaccount was Rydex | SGI VT All-Cap Opportunity.
(4)	Prior to June 1, 2010, these subaccounts were Van Kampen LIT Comstock, Van Kampen UIF Equity and Income, and Van Kampen LIT Government, respectively.
(5)	No longer available for investment.

34

Variflex

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Under the terms of the investment advisory contracts, investment portfolios of the underlying mutual funds are managed by Security Global Investors (SGI), a company controlled by Security Benefit Corporation.  As disclosed in the above table, SGI serves as investment adviser for certain of the mutual funds.

During 2010, SBL Enhanced Index – Series H merged into Rydex | SGI VT Large Cap Core – Series A.  Pursuant to the plan of reorganization approved by the SBL Enhanced Index – Series H shareholders, the Rydex | SGI VT Large Cap Core – Series A acquired all of the net assets of the SBL Enhanced Index – Series H, which totaled $25,640,084 on the closing date of the reorganization, April 30, 2010.  A total of 2,712,630 shares were exchanged from the SBL Enhanced Index – Series H.  In exchange for the assets of the SBL Enhanced Index – Series H, 1,088,279 shares of Rydex | SGI VT Large Cap Core – Series A were issued to shareholders of record immediately after the closing date.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

The Account receives deposits from two types of variable annuity contracts issued by SBL: Variflex Variable Annuity (Variflex) and Variflex ES Variable Annuity (Variflex ES).

On February 15, 2010, Security Benefit Mutual Holding Company (SBMHC) entered into a purchase and sale agreement with Guggenheim SBC Holdings, LLC (GSBCH) to sell all of the outstanding capital stock of SBC. Effective July 30, 2010, SBC was sold to GSBCH, referred to herein as the “Transaction”.  At the time of the Transaction, SBMHC was demutualized and then dissolved.

35

Variflex

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2010, follows:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century VP Ultra	$ 4,268,923	$ 7,759,904
American Century VP Value	5,695,167	9,191,810
Dreyfus IP Technology Growth	2,871,642	7,717,070
Dreyfus VIF International Value	2,178,194	2,252,109
Invesco V.I. Basic Value	11,001,034	3,271,410
Invesco V.I. Capital Development	921,023	2,601,213
Invesco V.I. Global Health Care	579,111	592,468
Invesco V.I. Global Real Estate	3,789,019	3,015,522
Invesco V.I. International Growth	4,938,157	6,028,836
Invesco V.I. Mid Cap Core Equity	2,341,713	3,057,050
Invesco Van Kampen V.I. Comstock	1,029,112	733,212
Invesco Van Kampen V.I. Equity and Income	1,562,546	1,710,952
Invesco Van Kampen V.I. Government	920,858	1,513,351
Legg Mason ClearBridge Variable Aggressive Growth	1,673,288	1,832,498
Legg Mason ClearBridge Variable Small Cap Growth	2,139,779	1,158,553
MFS VIT Research International	8,388,613	7,823,828
MFS VIT Total Return	4,092,305	1,196,914
MFS VIT Utilities	1,358,033	2,697,512
Neuberger Berman AMT Socially Responsive	1,349,025	4,280,689
Oppenheimer Main Street Small Cap Fund/VA	1,383,216	1,330,815
PIMCO VIT All Asset	5,970,847	2,137,902
PIMCO VIT CommodityRealReturn Strategy	1,477,088	1,001,742
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	4,500,565	2,933,241
PIMCO VIT Low Duration	7,883,913	4,197,389
PIMCO VIT Real Return	9,220,979	5,824,106
Royce Micro-Cap	2,769,084	1,768,195
Rydex | SGI VT All Cap Value	1,563,055	14,850,802
Rydex | SGI VT Alpha Opportunity	13,436	2,451,706
Rydex | SGI VT Global	3,360,158	28,591,358

36

Variflex

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Rydex | SGI VT High Yield	$ 11,251,051	$ 11,683,672
Rydex | SGI VT Large Cap Concentrated Growth	6,354,574	6,565,869
Rydex | SGI VT Large Cap Core	28,743,837	23,140,702
Rydex | SGI VT Large Cap Value	7,702,925	31,106,597
Rydex | SGI VT Managed Asset Allocation	1,568,335	5,982,677
Rydex | SGI VT Mid Cap Growth	2,779,607	16,673,513
Rydex | SGI VT Mid Cap Value	3,265,881	19,655,539
Rydex | SGI VT Money Market	31,921,845	42,841,853
Rydex | SGI VT Small Cap Growth	2,709,326	3,804,185
Rydex | SGI VT Small Cap Value	4,573,180	11,049,349
Rydex | SGI VT U.S. Intermediate Bond	10,938,826	20,376,938
Rydex | SGI VT U.S. Long Short Momentum	710,390	1,978,840

37

Variflex

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Annuity Reserves

Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

Reinvestment of Dividends

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Recently Adopted Accounting Standards

On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for

38

Variflex

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

the transfer, and (iii) purchases, sales, issuances, and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Account adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).  The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

•        Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.

•        Level 2 – Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

•        Level 3 – Unobservable inputs for the asset or liability reflecting internal assumptions.

The Account invests in shares of open-end mutual funds, which process contract owner-directed purchases, sales and transfers on a daily basis at the fund’s computed net asset values (NAV).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodian and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.  As a result, the quoted NAV of the mutual fund is to be considered quoted prices in active markets.

The Account’s financial assets are recorded at fair value on the statements of net assets and are categorized as Level 1 as of December 31, 2010, based on the priority of the inputs to the valuation technique above.  There were no transfers between levels in the year ended December 31, 2010.  The Account has no financial liabilities as of December 31, 2010.

39

Variflex

Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.20% of the net asset value of each Variflex contract and 1.00% of the net asset value of each Variflex ES contract.

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges on the statements of changes in net assets may include the following charges:

•
Administrative Charge: SBL deducts an administrative fee of $30 per year for each Variflex contract and $15 per year for each Variflex ES contract, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 8% for units withdrawn in the first eight years of the contract.

40

Variflex

Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods ended December 31, 2010 and 2009, follows:

	2010			2009
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease )	Issued	Redeemed	(Decrease )

American Century VP Ultra	479,456	(837,349)	(357,893)	614,584	(258,989)	355,595
American Century VP Value	579,973	(899,769)	(319,796)	748,243	(390,641)	357,602
Dreyfus IP Technology Growth	308,451	(695,830)	(387,379)	460,867	(507,988)	(47,121)
Dreyfus VIF International Value	239,797	(251,936)	(12,139)	276,269	(322,610)	(46,341)
Invesco V.I. Basic Value	1,476,314	(499,496)	976,818	494,404	(519,504)	(25,100)
Invesco V.I. Capital Development	154,733	(308,030)	(153,297)	591,035	(1,445,728)	(854,693)
Invesco V.I. Global Health Care	67,536	(67,533)	3	100,975	(88,248)	12,727
Invesco V.I. Global Real Estate	299,937	(273,411)	26,526	189,734	(244,564)	(54,830)
Invesco V.I. International Growth	591,164	(697,576)	(106,412)	599,243	(443,686)	155,557
Invesco V.I. Mid Cap Core Equity	223,731	(274,683)	(50,952)	290,930	(260,726)	30,204
Invesco Van Kampen V.I. Comstock	145,836	(109,906)	35,930	141,273	(171,067)	(29,794)
Invesco Van Kampen V.I. Equity and Income	178,955	(197,399)	(18,444)	379,470	(217,934)	161,536
Invesco Van Kampen V.I. Government	105,747	(154,977)	(49,230)	317,271	(385,295)	(68,024)
Legg Mason ClearBridge Variable Aggressive Growth	225,216	(243,885)	(18,669)	285,919	(722,339)	(436,420)
Legg Mason ClearBridge Variable Small Cap Growth	213,192	(125,359)	87,833	57,013	(119,076)	(62,063)
MFS VIT Research International	971,893	(873,292)	98,601	575,825	(591,768)	(15,943)
MFS VIT Total Return	448,002	(179,661)	268,341	352,313	(235,972)	116,341
MFS VIT Utilities	124,467	(236,649)	(112,182)	248,520	(431,125)	(182,605)
Neuberger Berman AMT Socially Responsive	232,122	(398,015)	(165,893)	407,271	(848,722)	(441,451)
Oppenheimer Main Street Small Cap Fund/VA	145,339	(140,657)	4,682	135,713	(161,639)	(25,926)
PIMCO VIT All Asset	457,360	(206,928)	250,432	211,384	(187,038)	24,346
PIMCO VIT CommodityRealReturn Strategy	115,668	(117,331)	(1,663)	149,883	(146,417)	3,466
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)	434,308	(322,657)	111,651	211,845	(248,337)	(36,492)
PIMCO VIT Low Duration	765,801	(475,486)	290,315	697,340	(431,572)	265,768
PIMCO VIT Real Return	944,699	(716,262)	228,437	1,231,851	(1,118,264)	113,587
Royce Micro-Cap	267,702	(194,542)	73,160	246,176	(148,100)	98,076

41

Variflex

Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2010			2009
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease )	Issued	Redeemed	(Decrease )

Rydex | SGI VT All Cap Value	255,096	(724,401)	(469,305)	590,263	(1,574,742)	(984,479)
Rydex | SGI VT Alpha Opportunity	2,771	(188,590)	(185,819)	80,933	(485,853)	(404,920)
Rydex | SGI VT Global	359,828	(1,093,173)	(733,345)	815,766	(1,894,424)	(1,078,658)
Rydex | SGI VT High Yield	598,413	(607,050)	(8,637)	689,494	(678,165)	11,329
Rydex | SGI VT Large Cap Concentrated Growth	987,280	(997,524)	(10,244)	763,606	(1,095,431)	(331,825)
Rydex | SGI VT Large Cap Core	719,247	(595,341)	123,906	457,068	(917,646)	(460,578)
Rydex | SGI VT Large Cap Value	291,942	(634,777)	(342,835)	447,249	(983,972)	(536,723)
Rydex | SGI VT Managed Asset Allocation	150,678	(340,736)	(190,058)	357,877	(732,788)	(374,911)
Rydex | SGI VT Mid Cap Growth	240,008	(559,153)	(319,145)	534,954	(1,020,245)	(485,291)
Rydex | SGI VT Mid Cap Value	272,432	(529,780)	(257,348)	574,540	(964,673)	(390,133)
Rydex | SGI VT Money Market	1,862,594	(2,317,088)	(454,494)	1,987,157	(3,179,773)	(1,192,616)
Rydex | SGI VT Small Cap Growth	314,230	(381,317)	(67,087)	301,086	(502,487)	(201,401)
Rydex | SGI VT Small Cap Value	313,005	(524,188)	(211,183)	569,773	(764,856)	(195,083)
Rydex | SGI VT U.S. Intermediate Bond	456,348	(734,513)	(278,165)	592,035	(460,115)	131,920
Rydex | SGI VT U.S. Long Short Momentum	91,990	(195,683)	(103,693)	239,889	(371,341)	(131,452)

42

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2010, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements, follows:

43

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2010	2009	2008	2007	2006
American Century VP Ultra
Units	402,706	760,599	405,004	559,533	324,042
Unit value	$10.50	$9.18	$6.90	$11.97	$10.03
Net assets	$4,226,119	$6,978,462	$2,795,946	$6,700,618	$3,249,809
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	0.31%	0.11%	-%	-%	-%
Total return***	14.38%	33.04%	(42.36)%	(6.45)%-19.38%	(4.54)%

American Century VP Value
Units	932,539	1,252,335	894,733	785,036	907,911
Unit value	$11.79	$10.55	$8.92	$12.34	$13.19
Net assets	$10,992,812	$13,217,652	$7,985,130	$9,687,894	$11,977,500
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	1.71%	4.74%	2.14%	1.66%	1.02%
Total return***	11.75%	18.27%	(27.71)%	(6.45)%-0.14%	17.05%

Dreyfus IP Technology Growth
Units	764,471	1,151,850	1,198,971	503,771	40,294
Unit value	$13.71	$10.70	$6.90	$11.88	$10.51
Net assets	$10,482,077	$12,329,461	$8,269,490	$5,984,848	$423,304
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	0.18%	-%	-%	-%
Total return***	28.13%	55.07%	(41.92)%	(6.68)%-13.06%	2.79%

44

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2010	2009	2008	2007	2006
Dreyfus VIF International Value
Units	788,001	800,140	846,481	919,788	1,216,369
Unit value	$12.76	$12.39	$9.60	$15.54	$15.14
Net assets	$10,055,800	$9,916,445	$8,127,162	$14,296,658	$18,414,875
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	1.54%	3.23%	2.33%	1.59%	1.21%
Total return***	2.99%	29.06%	(38.22)%	2.67%-13.06%	20.92%

Invesco V.I. Basic Value
Units	2,147,652	1,170,834	1,195,934	1,214,831	404,088
Unit value	$8.97	$8.49	$5.81	$12.23	$12.22
Net assets	$19,253,588	$9,933,488	$6,951,974	$14,861,304	$4,936,151
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	0.48%	1.20%	0.53%	0.52%	0.15%
Total return***	5.65%	46.13%	(52.49)%	0.14%-7.97%	11.59%

Invesco V.I. Capital Development
Units	1,519,017	1,672,314	2,527,007	2,666,288	1,040,131
Unit value	$11.16	$9.53	$6.79	$13.01	$11.91
Net assets	$16,940,440	$15,934,050	$17,167,035	$34,676,608	$12,391,271
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	17.10%	40.35%	(47.81)%	9.21%-13.07%	14.87%

45

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2010	2009	2008	2007	2006
Invesco V.I. Global Health Care
Units	218,766	218,763	206,036	227,846	172,722
Unit value	$11.42	$10.98	$8.70	$12.34	$11.17
Net assets	$2,498,286	$2,401,503	$1,793,038	$2,811,572	$1,928,566
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	0.35%	-%	-%	-%
Total return***	4.01%	26.21%	(29.50)%	2.68%-10.51%	3.98%

Invesco V.I. Global Real Estate
Units	550,157	523,631	578,461	679,690	1,132,925
Unit value	$15.50	$13.35	$10.27	$18.78	$20.13
Net assets	$8,525,991	$6,989,514	$5,941,943	$12,766,802	$22,803,436
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	5.40%	-%	5.60%	4.50%	1.26%
Total return***	16.10%	29.99%	(45.31)%	(6.68)%-10.51%	40.89%

Invesco V.I. International Growth
Units	1,373,308	1,479,720	1,324,163	1,352,532	620,705
Unit value	$13.34	$11.99	$9.00	$15.31	$13.54
Net assets	$18,321,444	$17,743,381	$11,912,053	$20,713,458	$8,407,216
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	1.69%	1.37%	0.48%	0.54%	1.47%
Total return***	11.26%	33.22%	(41.21)%	2.67%-13.07%	26.35%

46

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2010	2009	2008	2007	2006
Invesco V.I. Mid Cap Core Equity
Units	443,644	494,596	464,392	420,130	181,810
Unit value	$13.71	$12.20	$9.51	$13.49	$12.50
Net assets	$6,080,691	$6,030,577	$4,413,933	$5,667,298	$2,271,483
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	0.33%	1.03%	1.46%	0.06%	0.53%
Total return***	12.38%	28.29%	(29.50)%	7.97%-9.21%	9.65%

Invesco Van Kampen V.I. Comstock
Units	398,656	362,726	392,520	292,253	236,688
Unit value	$10.37	$9.07	$7.15	$11.28	$11.69
Net assets	$4,134,152	$3,290,588	$2,807,029	$3,294,898	$2,765,401
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	0.12%	4.09%	2.12%	1.80%	0.62%
Total return***	14.33%	26.85%	(36.61)%	(3.51)%-5.73%	14.66%

Invesco Van Kampen V.I. Equity and Income
Units	766,254	784,698	623,162	595,469	187,527
Unit value	$11.75	$10.62	$8.77	$11.48	$11.24
Net assets	$9,003,185	$8,329,718	$5,466,206	$6,836,546	$2,108,403
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	1.89%	2.63%	1.82%	1.42%	0.82%
Total return***	10.64%	21.09%	(23.61)%	(3.51)%-2.11%	11.23%

47

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2010	2009	2008	2007	2006
Invesco Van Kampen V.I. Government
Units	374,072	423,302	491,326	783,315	550,737
Unit value	$11.28	$10.89	$10.92	$10.89	$10.30
Net assets	$4,219,850	$4,608,159	$5,367,851	$8,531,093	$5,672,752
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	0.21%	6.74%	5.34%	3.63%	0.97%
Total return***	3.58%	(0.27)%	0.28%	5.73%	1.87%

Legg Mason ClearBridge Variable Aggressive Growth
Units	341,463	360,132	796,552	253,926	196,138
Unit value	$10.55	$8.56	$6.46	$11.00	$11.10
Net assets	$3,601,529	$3,082,831	$5,145,491	$2,794,566	$2,176,789
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	23.25%	32.51%	(41.27)%	(0.85)%	9.42%

Legg Mason ClearBridge Variable Small Cap Growth
Units	169,466	81,633	143,696	43,046	38,424
Unit value	$12.59	$10.18	$7.21	$12.31	$11.35
Net assets	$2,132,756	$830,776	$1,036,833	$530,079	$436,136
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	23.67%	41.19%	(41.43)%	8.53%	10.71%

48

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2010	2009	2008	2007	2006
MFS VIT Research International
Units	1,154,252	1,055,651	1,071,594	478,681	268,541
Unit value	$11.62	$10.65	$8.25	$14.53	$13.08
Net assets	$13,413,394	$11,238,847	$8,843,023	$6,957,625	$3,513,818
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	1.22%	1.74%	0.44%	-%	1.31%
Total return***	9.11%	29.09%	(43.22)%	11.08%-26.02%	23.80%

MFS VIT Total Return
Units	932,644	664,303	547,962	465,418	575,517
Unit value	$11.05	$10.20	$8.77	$11.43	$11.13
Net assets	$10,303,476	$6,774,647	$4,804,057	$5,316,088	$6,405,945
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	2.22%	3.03%	2.91%	3.47%	1.81%
Total return***	8.33%	16.31%	(23.27)%	2.68%-11.08%	10.29%

MFS VIT Utilities
Units	697,835	810,017	992,622	1,706,413	479,372
Unit value	$15.39	$13.73	$10.46	$17.02	$13.50
Net assets	$10,742,368	$11,118,401	$10,378,812	$29,036,458	$6,472,632
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	2.89%	4.40%	1.60%	0.63%	0.30%
Total return***	12.09%	31.26%	(38.54)%	6.08%-26.02%	29.39%

49

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2010	2009	2008	2007	2006
Neuberger Berman AMT Socially Responsive (1)
Units	3,042,834	3,208,727	3,650,178	4,027,328	4,548,211
Unit value	$16.54-$16.69	$13.63-$13.74	$10.51-$10.57	$17.56-$17.62	$16.55 - $16.58
Net assets	$50,307,710	$43,739,803	$38,355,367	$70,714,547	$75,318,997
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	0.02%	1.86%	1.92%	0.02%	-%
Total return***	21.35%-21.47%	29.69%-29.99%	(40.15)%-(40.01)%	(2.58)%-6.29%	65.55%-65.78%

Oppenheimer Main Street Small Cap Fund/VA
Units	329,205	324,523	350,449	335,234	403,323
Unit value	$13.31	$10.95	$8.10	$13.22	$13.57
Net assets	$4,383,030	$3,553,794	$2,837,793	$4,431,824	$5,472,841
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	0.37%	0.62%	0.26%	0.16%	0.02%
Total return***	21.55%	35.19%	(38.73)%	(2.58)%-9.30%	13.29%

PIMCO VIT All Asset
Units	705,835	455,403	431,057	423,371	508,904
Unit value	$13.93	$12.47	$10.38	$12.49	$11.67
Net assets	$9,834,001	$5,678,305	$4,474,716	$5,285,674	$5,937,873
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	7.44%	7.03%	6.49%	7.16%	5.15%
Total return***	11.71%	20.13%	(16.89)%	6.07%-7.02%	3.41%

50

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2010	2009	2008	2007	2006
PIMCO VIT CommodityRealReturn Strategy
Units	295,494	297,157	293,691	110,000	63,557
Unit value	$11.54	$9.38	$6.71	$12.08	$9.92
Net assets	$3,411,458	$2,788,386	$1,970,830	$1,328,507	$630,418
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	13.41%	5.80%	12.23%	4.28%	6.79%
Total return***	23.03%	39.79%	(44.45)%	2.37%-21.76%	(4.26)%

PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)
Units	461,940	350,289	386,781	222,231	157,484
Unit value	$12.39	$11.56	$10.12	$10.50	$10.26
Net assets	$5,725,455	$4,050,404	$3,915,865	$2,332,914	$1,615,373
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	1.97%	2.99%	3.36%	3.20%	3.05%
Total return***	7.18%	14.23%	(3.62)%	2.37%-21.27%	0.98%

PIMCO VIT Low Duration
Units	1,305,678	1,015,363	749,595	388,906	456,604
Unit value	$12.48	$12.00	$10.72	$10.89	$10.27
Net assets	$16,297,639	$12,183,963	$8,033,729	$4,235,483	$4,693,642
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	1.69%	3.36%	3.91%	4.92%	4.51%
Total return***	4.00%	11.94%	(1.56)%	6.07%-21.76%	2.74%

51

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2010	2009	2008	2007	2006
PIMCO VIT Real Return
Units	2,684,907	2,456,470	2,342,883	1,481,453	1,392,511
Unit value	$13.28	$12.43	$10.63	$11.58	$10.59
Net assets	$35,655,889	$30,542,715	$24,910,166	$17,147,046	$14,755,938
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	1.45%	3.03%	3.83%	4.75%	4.63%
Total return***	6.84%	16.93%	(8.20)%	7.02%-9.30%	(0.48)%

Royce Micro-Cap
Units	583,017	509,857	411,781	434,008	404,383
Unit value	$14.40	$11.21	$7.18	$12.81	$12.47
Net assets	$8,392,358	$5,715,761	$2,956,265	$5,559,239	$5,044,339
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	1.91%	-%	2.74%	1.59%	0.30%
Total return***	28.46%	56.13%	(43.95)%	2.72%	19.62%

Rydex | SGI VT All Cap Value
Units	3,086,613	3,555,918	4,540,397	5,030,947	5,451,270
Unit value	$28.85-$29.75	$25.04-$25.77	$19.06-$19.57	$31.32-$32.10	$30.84 - $31.54
Net assets	$89,060,808	$89,053,947	$86,531,111	$157,612,059	$168,172,862
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	15.21%-15.44%	31.37%-31.68%	(39.14)%-(39.03)%	1.58%-1.78%	17.40%-17.63%

52

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2010	2009	2008	2007	2006
Rydex | SGI VT Alpha Opportunity
Units	559,542	745,361	1,150,281	1,130,048	843,460
Unit value	$14.66	$12.29	$9.57	$14.80	$12.68
Net assets	$8,196,767	$9,154,190	$11,008,203	$16,723,539	$10,694,046
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	19.28%	28.42%	(35.34)%	16.77%-19.38%	11.77%

Rydex | SGI VT Global
Units	4,998,530	5,731,875	6,810,533	7,932,686	9,215,981
Unit value	$33.61-$35.66	$29.35-$31.20	$24.76-$26.37	$40.59-$43.32	$37.66 - $40.27
Net assets	$178,261,785	$178,834,783	$179,625,826	$343,692,638	$371,138,628
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	14.29%-14.51%	18.32%-18.54%	(39.13)%-(39.00)%	1.67%-7.79%	15.94%-16.17%

Rydex | SGI VT High Yield
Units	1,072,691	1,081,328	1,069,999	1,151,471	1,298,729
Unit value	$25.11-$25.86	$22.02-$22.62	$12.90-$13.23	$18.65-$19.08	$18.49 - $18.89
Net assets	$26,930,382	$23,804,477	$13,800,790	$21,468,688	$24,011,207
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	14.03%-14.32%	70.70%-70.90%	(30.83)%-(30.66)%	0.63%-1.05%	9.85%-10.07%

53

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2010	2009	2008	2007	2006
Rydex | SGI VT Large Cap Concentrated Growth
Units	2,791,484	2,801,728	3,133,553	3,612,612	4,195,515
Unit value	$8.64-$8.85	$7.50-$7.66	$5.69-$5.81	$9.16-$9.32	$9.88 - $10.04
Net assets	$24,110,277	$20,997,055	$17,835,151	$33,074,149	$41,462,885
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	15.20%-15.54%	31.81%-31.84%	(37.88)%-(37.66)%	(7.31)%-8.92%	6.25%-6.47%

Rydex | SGI VT Large Cap Core
Units	3,286,637	3,162,731	3,623,309	4,505,967	5,541,207
Unit value	$19.86-$55.01	$17.24-$47.85	$13.41-$37.30	$21.64-$60.31	$22.98 - $64.17
Net assets	$180,728,041	$151,295,268	$135,111,867	$271,698,901	$355,573,636
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	14.96%-15.20%	28.28%-28.56%	(38.15)%-(38.03)%	(6.03)%-(5.83)%	11.54%-11.77%

Rydex | SGI VT Large Cap Value
Units	3,134,233	3,477,068	4,013,791	4,644,449	5,239,265
Unit value	$22.49-$68.41	$19.55-$59.60	$15.61-$47.69	$25.11-$76.85	$23.96 - $73.50
Net assets	$214,330,061	$207,163,458	$191,353,109	$356,776,865	$384,965,700
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	14.78%-15.04%	24.97%-25.24%	(37.94)%-(37.83)%	4.56%-4.77%	20.54% -20.78%

54

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2010	2009	2008	2007	2006
Rydex | SGI VT Managed Asset Allocation
Units	1,618,890	1,808,948	2,183,859	2,420,491	2,524,638
Unit value	$22.57-$23.27	$20.66-$21.26	$16.65-$17.09	$23.15-$23.72	$22.09 - $22.59
Net assets	$36,539,592	$37,377,606	$36,355,886	$56,023,822	$55,781,394
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	9.24%-9.45%	24.08%-24.40%	(28.08)%-(27.95)%	4.76%-4.97%	10.74%-10.97%

Rydex | SGI VT Mid Cap Growth
Units	2,755,994	3,075,139	3,560,430	4,149,361	5,582,421
Unit value	$36.33-$45.76	$29.55-$37.29	$20.73-$26.22	$34.88-$44.21	$39.34 - $49.96
Net assets	$126,078,554	$114,667,133	$93,341,571	$183,404,887	$278,849,171
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	22.69%-22.94%	42.22%-42.55%	(40.69)%-(40.57)%	(11.51)%-(11.33)%	3.68%-3.89%

Rydex | SGI VT Mid Cap Value
Units	2,522,769	2,780,117	3,170,250	3,624,163	4,194,912
Unit value	$63.57-$65.35	$54.62-$56.03	$38.41-$39.33	$54.34-$55.53	$54.00 - $55.07
Net assets	$160,345,571	$151,826,066	$121,754,521	$196,939,189	$226,524,254
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	16.39%-16.63%	42.20%-42.46%	(29.32)%-(29.17)%	0.63%-4.33%	13.29%-13.52%

55

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2010	2009	2008	2007	2006
Rydex | SGI VT Money Market
Units	1,346,764	1,801,258	2,993,874	1,802,271	1,314,990
Unit value	$13.89-$22.87	$14.10-$23.25	$14.29-$23.62	$14.14-$23.42	$13.64 - $22.64
Net assets	$30,789,316	$41,871,301	$70,713,354	$42,200,622	$29,765,741
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	(1.63)%-(1.49)%	(1.57)%-(1.33)%	0.85%-1.06%	3.45%-7.57%	3.18%-3.39%

Rydex | SGI VT Small Cap Growth
Units	1,473,238	1,540,325	1,741,726	2,029,359	2,499,389
Unit value	$16.75-$17.21	$13.03-$13.36	$9.76-$9.98	$18.71-$19.11	$17.94 - $18.27
Net assets	$24,683,062	$20,077,254	$16,996,264	$37,979,810	$44,824,605
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	28.55%-28.82%	33.50%-33.87%	(47.84)%-(47.78)%	(0.22)%-4.54%	3.87%-4.08%

Rydex | SGI VT Small Cap Value
Units	1,772,868	1,984,051	2,179,134	2,460,715	2,854,879
Unit value	$32.57-$33.28	$27.05-$27.58	$17.56-$17.87	$28.94-$29.39	$26.57 - $26.93
Net assets	$57,750,598	$53,668,720	$38,260,887	$71,204,341	$75,842,909
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	20.41%-20.67%	54.04%-54.34%	(39.32)%-(39.20)%	8.92%-16.77%	12.05%-12.28%

56

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	2010	2009	2008	2007	2006
Rydex | SGI VT U.S. Intermediate Bond
Units	1,444,462	1,722,627	1,590,707	1,821,495	2,072,082
Unit value	$17.59-$32.61	$16.75-$31.12	$15.61-$29.06	$17.26-$32.20	$16.94 - $31.67
Net assets	$47,085,077	$53,596,208	$46,204,800	$58,627,471	$65,595,877
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	-%	-%	-%	-%
Total return***	4.76%-5.01%	7.09%-7.30%	(9.75)%-(9.56)%	(11.51)%-1.88%	2.56%-2.77%

Rydex | SGI VT U.S. Long Short Momentum
Units	536,208	639,901	771,353	750,025	386,068
Unit value	$12.46	$11.34	$9.02	$15.40	$12.70
Net assets	$6,682,471	$7,257,984	$6,956,254	$11,550,738	$4,903,221
Ratio of expenses to net assets*	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%	1.00%-1.20%
Investment income ratio**	-%	0.08%	-%	-%	-%
Total return***	9.88%	25.72%	(41.43)%	2.72%-21.27%	10.05%

57

Variflex

Notes to Financial Statements (continued)

4. Financial Highlights (continued)

*These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.  The disclosed range represents the lowest expense ratio to highest expense ratio, respectively.  Certain contractholders may have expenses outside the range depending on the timing of deposits, withdrawals, and/or fund transfers.

**These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

***For periods shorter than a year, total return is not annualized.  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(1) For the period from April 27, 2006 (inception date) to December 31, 2006.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

58

Consolidated Financial Statements

Security Benefit Life Insurance Company and Subsidiaries
(An Indirect Wholly Owned Subsidiary of Guggenheim SBC Holdings, LLC)
Periods From July 31, 2010 Through December 31, 2010, January 1, 2010 Through July 30, 2010, and
Years Ended December 31, 2009 and 2008
With Report of Independent Registered Public
Accounting Firm

Security Benefit Life Insurance Company
and Subsidiaries

Consolidated Financial Statements

Periods From July 31, 2010 Through December 31, 2010, January 1, 2010 Through July 30, 2010, and Years Ended December 31, 2009 and 2008

Report of Independent Registered Public Accounting Firm

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and subsidiaries (collectively, the Company), an indirect wholly owned subsidiary of Guggenheim SBC Holdings, LLC, as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in stockholder’s equity, and cash flows for the periods from July 31, 2010 through December 31, 2010, January 1, 2010 through July 30, 2010, and years ended December 31, 2009 and 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and subsidiaries at December 31, 2010 and 2009, and the consolidated results of their operations and their cash flows for the periods from July 31, 2010 through December 31, 2010, January 1, 2010 through July 30, 2010 and years ended December 31, 2009 and 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1, the accompanying 2009 financial statements of the Company have been restated to correct an error in the recognition of the deferred income tax impact related to other-than-temporary investment impairments.

As discussed in Note 1 to the consolidated financial statements, effective July 31, 2010, in response to the acquisition of the Company’s parent, the Company adjusted its historical accounting basis to reflect the change in control at July 31, 2010.

Also, as discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for embedded credit derivatives effective July 1, 2010, and other-than-temporary impairments effective January 1, 2009.

/s/ Ernst & Young

April 14, 2011
Kansas City, Missouri

Security Benefit Life Insurance Company
and Subsidiaries

Consolidated Balance Sheets

	December 31
		2009
	2010	Predecessor
	Successor	(Restated)
	(In Thousands)
Assets
Investments:
Securities available for sale:
Bonds	$3,696,561	$2,899,997
Equities	88,380	104,911
Synthetic bonds	27,468	–
Notes receivable from affiliate	723,327	740,239
Bonds held to maturity	29,575	30,465
Mutual fund trading	3,988	–
Officer mortgage loans	8,274	10,746
Policy loans	106,187	113,128
Cash and cash equivalents	88,973	298,745
Restricted cash	46,176	34,200
Short-term investments	3,316	69,959
Other invested assets	88,386	67,333
Total investments	4,910,611	4,369,723

Accrued investment income	37,252	31,429
Collateral held for securities lending	–	49,735
Accounts receivable	9,472	6,921
Deferred income tax asset	62,365	–
Reinsurance recoverable	530,467	515,112
Property and equipment, net	52,044	49,661
Deferred policy acquisition costs	5,292	270,345
Deferred sales inducement costs	–	83,748
Value of business acquired	53,792	–
Other intangible assets	2,958	–
Other assets	44,049	50,143
Separate account assets	4,862,960	4,980,210
Total assets	$10,571,262	$10,407,027

	December 31
		2009
	2010	Predecessor
	Successor	(Restated)
	(In Thousands,
	Except Share Amounts)
Liabilities and stockholder’s equity
Liabilities:
Policy reserves and annuity account values	$4,910,180	$4,893,157
Policy and contract claims	4,338	3,743
Other policyholder funds	17,198	17,512
Accounts payable and accrued expenses	76,396	45,204
Income taxes payable	26,028	4,471
Deferred income tax liability	–	9,728
Long-term debt	121,239	150,000
Mortgage debt	36,597	38,639
Securities lending obligation	–	49,735
Other liabilities	6,189	17,703
Separate account liabilities	4,862,960	4,980,210
Total liabilities	10,061,125	10,210,102

Stockholder’s equity:
Common stock, $10 par value, 1,000,000 shares
authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	483,194	87,627
Accumulated other comprehensive loss	(1,545)	(147,189)
Retained earnings	21,488	249,487
Total stockholder’s equity	510,137	196,925

Total liabilities and stockholder’s equity	$10,571,262	$10,407,027

See accompanying notes.

Security Benefit Life Insurance Company
and Subsidiaries

Consolidated Statements of Operations

	July 31,	January 1,
	2010 Through	2010 Through	Year Ended	Year Ended
	December 31,	July 30,	December 31,	December 31,
	2010	2010	2009	2008
	Successor	Predecessor	Predecessor	Predecessor
	(In Thousands)
Revenues:
Insurance premiums and other considerations	$ 157	$ 207	$ 1,057	$ 3,887
Asset-based fees	37,556	51,778	78,886	211,546
Other product charges	6,238	11,343	25,740	54,278
Net investment income	87,199	127,824	176,319	259,436
Net realized/unrealized gains (losses), excluding
impairment losses on available-for-sale securities	3,357	5,337	(1,994)	(15,618)
Total other-than-temporary impairment losses on
available-for-sale securities and other invested assets	(365)	(19,341)	(68,507)	(395,851)
Portion of impairment losses on available-for-sale
bonds recognized in other comprehensive income	6	4,588	21,157	–
Transfer fee income	–	–	–	24,551
Other revenues	10,325	12,757	38,235	65,836
Total revenues	144,473	194,493	270,893	208,065

Benefits and expenses:
Annuity benefits:
Interest credited to account balances	51,910	71,607	129,486	168,408
Benefits in excess of account balances	1,218	2,642	7,529	9,207
Traditional life insurance benefits	124	(2,299)	(808)	(1,088)
Other benefits	1,798	11,087	2,867	86,724
Total benefits	55,050	83,037	139,074	263,251

Commissions and other operating expenses	47,661	65,887	104,088	261,826
Amortization of deferred policy acquisition
costs and value of business acquired	3,405	26,229	29,534	99,805
Interest expense	6,679	8,485	17,367	16,818
Other expenses	798	414	187	3,792
Total benefits and expenses	113,593	184,052	290,250	645,492

Income (loss) before income tax expense (benefit)	30,880	10,441	(19,357)	(437,427)
Income tax expense (benefit)	9,392	8,472	5,056	(14,040)
Net income (loss)	$ 21,488	$ 1,969	$ (24,413)	$ (423,387)

See accompanying notes.

Security Benefit Life Insurance Company
and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained
	Stock	Capital	Income (Loss)	Earnings	Total
	(In Thousands)
Predecessor
Balance at January 1, 2008	$7,000	$66,936	$(198,321)	$639,586	$515,201
Capital contribution from parent	–	22,691	–	–	22,691
Return of capital to parent	–	(2,000)	–	–	(2,000)
Comprehensive loss:
Net loss	–	–	–	(423,387)	(423,387)
Other comprehensive income
(loss), net	–	–	8,730	(414)	8,316
Comprehensive loss					(415,071)
Dividends paid	–	–	–	(22,800)	(22,800)
Balance at December 31, 2008	7,000	87,627	(189,591)	192,985	98,021
Cumulative effect of change in
accounting for investment
impairments	–	–	(53,348)	82,075	28,727
Comprehensive income (loss):
Net loss	–	–	–	(24,413)	(24,413)
Other comprehensive
income, net (restated)	–	–	95,750	–	95,750
Comprehensive income					71,337
Dividends paid	–	–	–	(1,160)	(1,160)
Balance at December 31, 2009 (restated)	7,000	87,627	(147,189)	249,487	196,925
Cumulative effect of change in
accounting for embedded
credit derivatives	–	–	10,153	(10,153)	–
Capital contribution from parent	–	340,000	–	–	340,000
Comprehensive income:
Net income	–	–	–	1,969	1,969
Other comprehensive income, net	–	–	59,181	–	59,181
Comprehensive income					61,150
Balance at July 30, 2010	7,000	427,627	(77,855)	241,303	598,075
Successor
Adjustments related to push
down of purchase price resulting
from change in control	–	55,567	77,855	(241,303)	(107,881)
Balance at July 31, 2010	7,000	483,194	–	–	490,194
Comprehensive income:
Net income	–	–	–	21,488	21,488
Other comprehensive loss, net	–	–	(1,545)	–	(1,545)
Comprehensive income					19,943
Balance at December 31, 2010	$7,000	$483,194	$(1,545)	$21,488	510,137

See accompanying notes.

Security Benefit Life Insurance Company
and Subsidiaries

Consolidated Statements of Cash Flows

	July 31,	January 1,
	2010 Through	2010 Through	Year Ended	Year Ended
	December 31,	July 30,	December 31,	December 31,
	2010	2010	2009	2008
	Successor	Predecessor	Predecessor	Predecessor
	(In Thousands)
Operating activities
Net income (loss)	$21,488	$1,969	$(24,413)	$(423,387)
Adjustments to reconcile net income (loss) to net cash and
cash equivalents provided by operating activities:
Net realized/unrealized (gains) losses	(2,998)	9,416	49,344	411,469
Depreciation and amortization	1,684	2,365	4,289	13,717
Amortization of investment premiums and discounts	8,476	(7,326)	8,962	1,879
Annuity and interest-sensitive life products –
interest credited to account balances	51,910	71,607	129,486	168,408
Policy acquisition costs deferred	(6,429)	(11,448)	(19,750)	(45,710)
Amortization of deferred policy acquisition costs
and value of business acquired	3,405	26,229	29,534	99,805
Sales inducement costs charged back (deferred)	–	236	33	(5,070)
Amortization of sales inducement costs	–	9,333	13,997	26,179
Change in restricted cash	2,290	(14,266)	(26,814)	9,130
Net sales (purchases) of mutual funds, trading	(4,000)	(1)	–	16,230
Other changes in operating assets and liabilities	23,137	(4,703)	128,541	80,734
Net cash and cash equivalents provided by operating
activities	98,963	83,411	293,209	353,384

Investing activities
Sales, maturities, or repayments of investments:
Bonds available for sale	648,097	538,352	1,437,078	572,416
Equity securities available for sale	8,583	32,058	14,838	16,236
Notes receivable from affiliates	20,000	–	–	–
Bonds held to maturity	198	436	22,174	4,331
Officer mortgage loans	1,017	1,825	1,896	–
Other invested assets	5,714	2,164	1,158	65,669
	683,609	574,835	1,477,144	658,652
Acquisitions of investments:
Bonds available for sale	(952,061)	(913,232)	(1,248,367)	(80,945)
Equity securities available for sale	(11,396)	(10,740)	(31,843)	(14,841)
Bonds held to maturity	–	–	(26,195)	–
Note receivable	–	–	–	(250,000)
Officer mortgage loans	(160)	(210)	–	–
Other invested assets	(13,797)	(10,539)	(27,795)	(56,674)
	(977,414)	(934,721)	(1,334,200)	(402,460)

Security Benefit Life Insurance Company
and Subsidiaries

Consolidated Statements of Cash Flows (continued)

	July 31,	January 1,
	2010 Through	2010 Through	Year Ended	Year Ended
	December 31,	July 30,	December 31,	December 31,
	2010	2010	2009	2008
	Successor	Predecessor	Predecessor	Predecessor
	(In Thousands)

Net (purchases) sales of property and equipment	$(62)	$(139)	$(105)	$288
Net (purchases) sales of short-term investments	(1,000)	67,681	(69,971)	537,803
Net decrease in policy loans	2,232	4,709	8,710	2,956
Purchase of subsidiary, net of cash acquired	–	–	–	(428,640)
Sale of subsidiaries, net of cash transferred	–	–	–	(44,125)
Net cash and cash equivalents (used in) provided by
investing activities	(292,635)	(287,635)	81,578	324,474

Financing activities
Payments on mortgage debt	(868)	(1,174)	(1,910)	(1,785)
Capital contribution from parent	–	340,000	–	10,000
Dividends paid	–	–	–	(22,800)
Distribution to minority interest owner in excess of earnings	–	–	–	(12,751)
Distribution to parent	–	–	–	(2,000)
Proceeds from business-owned life insurance loan	–	–	–	56,000
Deposits to annuity account balances	57,601	80,122	159,943	183,122
Withdrawals from annuity account balances	(116,190)	(171,367)	(438,022)	(767,096)
Net cash and cash equivalents provided by (used in)
financing activities	(59,457)	247,581	(279,989)	(557,310)

(Decrease) increase in cash and cash equivalents	(253,129)	43,357	94,798	120,548
Cash and cash equivalents at beginning of period	342,102	298,745	203,947	83,399
Cash and cash equivalents at end of period	$88,973	$342,102	$298,745	$203,947

Supplemental disclosures of cash flow information
Cash paid during the year for:
Interest	$6,953	$7,409	$17,349	$16,636

Income taxes	$13,994	$1,597	$2,609	$4,243

See accompanying notes.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2010

1. Nature of Operations and Significant Accounting Policies

Nature of Operations

The operations of Security Benefit Life Insurance Company (SBL), together with its subsidiary, Security Distributors, Inc. (SDI) (referred to herein, collectively as the Company), consist primarily of marketing and distributing annuities, mutual funds, life insurance, and related products throughout the United States. The Company offers a diversified portfolio of investment products consisting primarily of individual and group annuities and mutual fund products through multiple distribution channels. SDI is registered as a broker-dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority (FINRA).

SBL converted from a mutual life insurance company to a stock life insurance company under a mutual holding company structure on July 31, 1998, pursuant to a Plan of Conversion (the Conversion). In connection with the Conversion, Security Benefit Corporation (SBC), a Kansas- domiciled intermediate stock holding company, and Security Benefit Mutual Holding Company (SBMHC), a Kansas-domiciled mutual holding company, were formed. As a result of the Conversion, SBMHC indirectly owned, through its ownership of SBC, all of the issued and outstanding common stock of the Company.

On February 15, 2010, SBMHC entered into a purchase and sale agreement with Guggenheim SBC Holdings, LLC (GSBCH) to sell all of the outstanding capital stock of SBC. Effective July 30, 2010, SBC was sold to GSBCH, referred to herein as the “Transaction” (see Note 11). At the time of the Transaction, SBMHC was demutualized and then dissolved.

Basis of Presentation

The consolidated financial statements prior to the closing of the Transaction reflect the historical accounting basis in the Company’s assets and liabilities and are labeled “Predecessor.” The statements subsequent to the Transaction are labeled “Successor” and reflect adjusting the Company’s historical accounting basis to reflect the change in control based upon the allocated purchase price by SBC at the Transaction date in the consolidated financial statements.

The consolidated financial statements for the periods July 31, 2010 through December 31, 2010, January 1 2010 through July 30, 2010, and years ended December 31, 2009 and 2008, include the operations and accounts of SBL and its subsidiary, SDI.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

During 2008, the Company acquired a 60.5% ownership interest in Rydex Holdings, LLC and its subsidiaries, Rydex Advisors, LLC (formerly PADCO Advisors, Inc.), Rydex Advisors II, LLC (formerly PADCO Advisors II, Inc.) and subsidiaries, Rydex Fund Services, LLC (formerly Rydex Fund Services, Inc.), and Rydex Distributors, LLC (formerly Rydex Distributors, Inc.) (RDLLC) (collectively, RHLLC) (see Note 11). RHLLC, Security Global Investors (SGI), and the Company’s 90% interest in Security Investors (SI) were sold to SBC on December 30, 2008 (see Note 16). The consolidated financial statements for the period ended December 31, 2008, include the operations of the Company and its divested subsidiaries SI, SGI, and RHLLC (see Note 11), as well as the operations of SDI, which was contributed to the Company on December 31, 2008, by SBC. Minority interest amounts held by SBC of $760,000 in the net income of SI and $2,428,000 in the net loss of RHLLC are included in consolidated other expenses for the year ended December 31, 2008.

Significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. For example, significant estimates and assumptions are used in the valuation of investments; determination of other-than-temporary impairments of investments; amortization of deferred policy acquisition costs, deferred sales inducement costs and value of business acquired; calculation of liabilities for future policy benefits; and the calculation of income taxes and the recognition of deferred income tax assets and liabilities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable and prudent. However, actual results could differ from those estimates.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Accounting Changes

In April 2009, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments, which was subsequently incorporated into FASB Accounting Standards Codification (ASC) Subtopic 320-10, Investments – Debt and Equity Securities – Overall. This new guidance relates to the recognition and presentation of other-than-temporary impairments (OTTIs) and requires additional disclosures. The recognition guidance applies to debt securities classified as available for sale and held to maturity. The presentation and disclosure guidance applies to debt and equity securities. The guidance requires an entity to bifurcate any OTTI on debt securities between credit and non-credit impairments and establishes the accounting treatment for each aspect, in current and subsequent periods. A cumulative effect adjustment was required to the opening balance of retained earnings in the period of adoption with a corresponding adjustment to accumulated other comprehensive income (loss). This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009. The Company has adopted this guidance effective January 1, 2009. The cumulative effect from the change in the accounting principle from adopting this guidance resulted in a net increase of $82,075,000 to retained earnings and corresponding net decrease of $53,348,000 to accumulated other comprehensive income (loss). The required disclosures are provided in Note 2.

In June 2009, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 167, Amendment to FASB Interpretation No. 46(R), which was subsequently incorporated into ASC Topic 810-10-05, Consolidation – Overall – Variable Interest Entities. The new guidance improves the financial reporting by enterprises involved with variable interest entities (VIEs). This guidance changes the approach to determining a VIE’s primary beneficiary and requires companies to continuously reassess whether investments in VIEs must be consolidated. This guidance was effective January 1, 2010. The adoption of this guidance did not have a material impact on the consolidated financial statements.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

In August 2009, the FASB issued Accounting Standards Update (ASU) 2009-05, Fair Value Measurements and Disclosures (Topic 820), Measuring Liabilities at Fair Value, to provide additional guidance on measuring the fair value of liabilities. The update provides clarification when a quoted price in an active market for the identical liability is not available. ASU 2009-05 clarifies that the quoted price for the identical liability, when traded as an asset in an active market, is also a Level 1 measurement for that liability when no adjustment to the quoted price is required. In the absence of a quoted price in an active market, an entity must use one or more of the following valuation techniques to estimate fair value: (1) a valuation technique that uses a quoted price: (a) of an identical liability when traded as an asset or (b) of a similar liability when traded as an asset or (2) another valuation technique such as (a) a present value technique or (b) a technique based on the amount an entity would pay to transfer the identical liability or would receive to enter into an identical liability. The guidance is effective for the first reporting period beginning after issuance, which for the Company is January 1, 2010. The Company adopted the guidance, and the adoption did not have a material impact on the consolidated financial statements.

In January 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value, which requires new disclosures related to fair value measurements and clarifies existing disclosure requirements about the level of disaggregation, inputs, and valuation techniques. Specifically, reporting entities now must disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. In addition, in the reconciliation for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances, and settlements. The guidance clarifies that a reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities for disclosure of fair value measurement, considering the level of disaggregated information required by other applicable GAAP guidance, and should also provide disclosures about the valuation techniques and inputs used to measure fair value for each class of assets and liabilities. The Company adopted this guidance as of January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements in the reconciliation for Level 3 fair value measurements, which will be effective for periods beginning after December 15, 2010, which for the Company is January 1, 2011. This guidance did not have a material impact on the consolidated financial statements.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

In March 2010, the FASB issued ASU 2010-11, Scope Exception Related to Embedded Credit Derivatives, which amends and clarifies the guidance on evaluation of credit derivatives embedded in beneficial interests in securitized financial assets, including asset-backed securities, credit-linked notes, collateralized loan obligations, and collateralized debt obligations (CDOs). This guidance eliminates the scope exception for bifurcation of embedded credit derivatives in interests in securitized financial assets, unless they are created solely by subordination of one financial instrument to another. This guidance is effective for financial statements for the first quarter beginning after June 15, 2010, which for the Company is July 1, 2010. The cumulative effect from the change in the accounting principle from adopting this guidance resulted in a net decrease of $10,153,000 to retained earnings and corresponding net increase of $10,153,000 to accumulated other comprehensive income (loss). The required disclosures are provided in Note 2.

In April 2010, the FASB issued ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments, clarifying that investments held within the separate accounts of an insurance entity should not be combined with the insurer’s general account interest in the same investments when determining whether consolidation is required, unless the separate account interests are held for the benefit of a related party. This guidance is effective for financial statements for periods that begin after December 15, 2010, which for the Company is January 1, 2011. The adoption of this guidance is not expected to have a material impact on the consolidated financial statements.

In September 2010, the FASB issued ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. The guidance defines allowable deferred acquisition costs as the incremental direct cost of contract acquisition and certain costs related directly to underwriting, policy issuance, and processing. This guidance also allows for the deferral of advertising costs if 1) the primary purpose of the advertising is to elicit to customers who could be shown to have responded specifically to the advertising and 2) the direct-response advertising results in probable future benefits. This guidance will be effective for fiscal years beginning after December 15, 2011, with early adoption permitted, and companies may chose to apply the new guidance either prospectively or retroactively. The Company is currently evaluating the impact of this guidance and the period of adoption. This guidance is a significant change to current industry practice and could materially impact the Company’s financial statements, upon adoption.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Investments

Bonds classified as held to maturity include securities that the Company has the positive intent and ability to hold to maturity. Held-to-maturity bonds are carried at cost, adjusted for the amortization of premiums and the accrual of discounts, both computed using the effective interest rate method applied over the estimated lives of the securities adjusted for prepayment activity. Bonds classified as available for sale are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of adjustments related to deferred policy acquisition costs, unearned revenue reserves and applicable income taxes. The adjustment related to deferred policy acquisition costs and unearned revenue reserves represents the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized. If it is determined that a decline in fair value is other than temporary, unrealized losses are generally bifurcated between credit- and non-credit-related impairments. Credit-related impairments are recognized in earnings, while non-credit-related impairments are reported as a component of accumulated other comprehensive income.

The Company holds certain bonds classified as available for sale, which have the embedded credit derivative features. Prior to July 1, 2010, these securities were treated as available-for-sale securities. Effective July 1, 2010, the bonds that contain the embedded credit derivative features are required to bifurcate the embedded credit derivative feature related to the written credit default swap or elect the fair value option for the entire instrument. The Company has elected to utilize the fair value option for the entire instrument, with the changes in fair value being recognized through realized gains (losses) in the consolidated statements of operations.

Equity securities include common stocks and non-redeemable preferred stocks. Equity securities are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss, net of applicable income taxes. The cost of equity securities is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the consolidated statements of operations as a component of net realized/unrealized gains (losses).

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Mutual funds include affiliated mutual funds and seed money investments. A portion of the mutual fund investments is purchased to generate returns for certain liabilities. Mutual funds are classified as trading and carried at fair value, with changes in fair value reported in the consolidated statements of operations as a component of net realized/unrealized capital gains (losses).

Realized capital gains and losses on sales of investments are determined using the specific identification method. In addition to net realized capital gains and losses, unrealized capital gains and losses related to trading securities, OTTIs, and market value changes in certain seed money investments are reported as a component of net realized/unrealized gains (losses) in the consolidated statements of operations.

The Company has entered into bridge loans to provide a short-term loan facility utilized by the borrower until permanent financing can be secured or an existing obligation or project is completed. The Company is obligated to fund the loans only upon request from the borrower and receives a commitment fee on the maturity date for providing the loan facility. The Company has also entered into revolver agreements, which are lines of credit where the borrower is allowed to use the funds as needed and is most often used for operating purposes. The Company receives a commitment fee for providing the line of credit to the borrower. If a portion of a bridge loan or revolver is funded, the Company will receive interest on the amount funded.

Officer mortgage loans are reported at amortized cost.

Policy loans are reported at unpaid principal.

Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees. Total assets of these unconsolidated entities amounted to $89.5 million and $64.4 million at December 31, 2010 and 2009, respectively. For the periods from July 31, 2010 through December 31, 2010, January 1, 2010 through July 30, 2010, and years ended December 31, 2009 and 2008, the Company included $3.9 million, $6.9 million, $(5.4) million, and $4.3 million, respectively, in net investment income representing the Company’s share of current year net income (loss) of the unconsolidated entities.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Cash and cash equivalents include operating cash, money market mutual funds, and other investments with initial maturities of less than 90 days. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

The Company previously entered into an agreement to make certain securities available to be loaned. This program was terminated in September 2010. Securities loaned were treated as financing arrangements and were recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtained collateral in an amount equal to 102% of the fair value of the domestic securities. The Company monitored the market value of securities loaned with additional collateral provided as necessary. The Company accepted collateral that could be sold or repledged. Substantially all of the Company’s securities loaned transactions were with large brokerage firms. Income and expenses associated with securities lending activities used to generate income are included in net investment income. The cash collateral received on these loaned securities was recorded in the Company’s consolidated balance sheets.

Restricted Cash

Restricted cash consists of cash pledged by the Company as collateral to a financial institution; cash restricted to distribution to the policyholders as a result of the Transaction; and cash held in accordance with the Securities and Exchange Commission regulations for exclusive benefit of the Company’s clients. All restricted cash has been segregated from the Company’s operating cash accounts.

Derivatives

The Company recognizes all derivative financial instruments, such as interest rate swaps and futures contracts, in the consolidated financial statements at fair value with appropriate adjustments to fair value for counterparty nonperformance risk, regardless of the purpose or intent for holding the instrument. Changes in fair value of the derivative financial instruments are either recognized periodically in income or in stockholder’s equity as a component of accumulated other comprehensive income or loss depending on whether the derivative financial instrument qualifies for hedge accounting and, if so, whether it qualifies as a fair value hedge or cash flow hedge. Generally, changes in fair values of derivatives accounted for as fair value hedges are recorded in income along with the portions of the changes in fair values of the hedged

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

items that relate to the hedged risks. Changes in fair values of derivatives accounted for as cash flow hedges, to the extent that they are effective as hedges, are recorded in accumulated other comprehensive income or loss, net of related deferred income taxes. Changes in fair values of derivatives not qualifying as hedges are reported in the consolidated statements of operations as a component of net investment income.

Deferred Policy Acquisition Costs

To the extent recoverable from future policy revenues and gross profits, commissions and other policy issuance, underwriting, and selling costs that are primarily related to the acquisition or renewal of deferred annuity business have been deferred. Sales inducements such as premium or interest bonuses are not included in deferred policy acquisition costs but are included in deferred sales inducement costs in the consolidated balance sheets. Such deferred policy acquisition costs are amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investment (gross blended separate account return assumption of 10.5% for the years 2011 through 2014 and 8.5% thereafter), mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of accumulated other comprehensive income or loss, net of applicable income taxes.

For insurance and annuity contracts, policyholders can elect to modify product benefits, features, rights, or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of the new contract. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Deferred Sales Inducement Costs

Deferred sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs.

Deferred Selling Commissions

The Company defers certain costs, principally sales commissions, paid to broker-dealers in connection with the sale of certain variable annuity products with distribution fees and contingent deferred sales charges. These deferred selling commissions are amortized based on the revenue stream of contingent deferred sales charges.

Effective October 16, 2009, RDI, an affiliate of the Company, became the distributor of certain affiliated mutual funds formerly distributed by the Company. The deferred costs related to these funds in the amount of $1,869,000, along with associated deferred income taxes of $708,000, were distributed to SBC and subsequently from SBC to RDI on December 28, 2009, in a non-cash transaction. As a result of this distribution, RDI will receive the benefit of the revenue stream from all shares previously sold, as well as revenue from all future sales of affiliated mutual funds. RDI will also assume certain costs formerly borne by the Company, principally sales commissions paid to broker-dealers in connection with the sale of those affiliated mutual funds.

Value of Business Acquired

Value of business acquired (VOBA) is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed at the time of the change in control. VOBA is amortized in a similar manner to the amortization of deferred policy acquisition costs.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Goodwill and Other Intangible Assets

In accordance with ASC Topic 350, Intangibles – Goodwill and Other, intangible assets meeting certain criteria are recognized apart from goodwill. This guidance prohibits the amortization of intangible assets with indefinite useful lives. Intangible assets with finite lives are amortized over their estimated useful lives. Additionally, the Company assesses whether its indefinite-lived intangible assets are impaired at least annually based on an evaluation of projected cash flows. If impairment exists, the amount of such impairment is calculated based on the estimated fair value of the assets.

Property and Equipment

Property and equipment, including home office real estate, furniture and fixtures, and data processing hardware and certain related systems, are recorded at cost less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which is 3 to 39 years.

The following is a summary of property and equipment at cost less accumulated depreciation:

	2010	2009
	Successor	Predecessor
	(In Thousands)

Land	$5,630	$450
Land improvements	–	539
Building	44,409	53,535
Furniture	1,908	7,450
Data processing equipment	42	423
Computer software	1,773	18,912
Other	78	636
	53,840	81,945
Less accumulated depreciation	1,796	32,284
	$52,044	$49,661

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The Company leases a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires May 31, 2022, with related early settlements available after May 31, 2017, with written notice at least two years in advance by either party. Certain operating expenses of the premises are the responsibility of FHLB, while others are reimbursed to the Company. Expected future minimum rents to be received from FHLB at December 31, 2010, related to the non-cancelable portion of the lease are $955,000 annually for years 2011 through 2015 and $1,354,000 thereafter.

Business-Owned Life Insurance

The Company has invested in business-owned life insurance. The investment is carried in other assets at net policy value of $20,600,000 and $22,606,000 at December 31, 2010 and 2009, respectively, with the change in value of $338,000, $105,000, $2,788,000, and $4,083,000 for the periods from July 31, 2010 through December 31, 2010, January 1, 2010 through July 30, 2010, and years ended December 31, 2009, and 2008, respectively, recorded in other revenues. In June 2008, a $56,000,000 loan was taken out against the policy. Interest expense of $2,853,000 related to the policy loan was paid in 2009. The loan had a variable interest rate that was reset annually at the policy anniversary date of November 21. In October 2009, the loan was converted to a withdrawal of basis, leaving an outstanding principal loan amount of zero as of December 31, 2009.

Separate Accounts

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract holders, are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment earnings in the accompanying consolidated statements of operations. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Policy Reserves and Annuity Account Values

Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 1% to 10% during 2010, from 1.4% to 10% during 2009, and from 2% to 10% during 2008.

Policy reserves and annuity account values also include funding agreements of $1.3 billion at December 31, 2010 and 2009, that are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts. These agreements have call provisions that allow the holder of the debt the right to call the outstanding principal and interest if certain adverse conditions occur.

Deferred Income Taxes

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets when there is uncertainty in the ability to realize their benefits.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

Recognition of Revenues

Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the mortality and expense risk charges, policy administration charges, and surrender charges assessed against contract holder account balances during the period and are recognized as earned.

Some of the Company’s policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated balance sheets. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

Commissions, support, and distribution fees include point-of-sale fees (e.g., front-load mutual fund or variable annuity fees) and asset-based fees (e.g., 12b-1 fees) that are generally based on a contractual fee as a percentage of assets and recognized when earned, which is generally upon receipt. Additionally, distribution fees also include fees received under marketing support arrangements for sales of mutual funds of other companies. These fees are accrued and paid on a monthly basis based on contractual agreements. Revenue sharing fees represent amounts accrued under agreements with both affiliated and unaffiliated mutual funds that are in underlying variable annuities.

During 2008, the Company provided transfer agency, portfolio accounting, and other services to affiliated mutual funds. The Company received fees for these services based on an annual percentage of average daily net assets of these funds. These revenues were recognized as services were provided. These services were no longer provided by the Company in 2009 or 2010.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations and Significant Accounting Policies (continued)

The Company evaluates the need for an allowance for accounts receivable that it believes it will not collect in full. There was no allowance for doubtful accounts at December 31, 2010 or 2009.

Prior Period Adjustment

The Company recognized a prior period adjustment to correct an error in the recognition of deferred income taxes. In accordance with ASC Topic 250, Accounting Changes and Error Corrections, the December 31, 2009, financial statements have been restated to reflect this change. The effect of the adjustment was a decrease in other comprehensive income and deferred income tax assets of $28,727,000 as of December 31, 2009.

Reclassifications

Certain amounts appearing in the prior years’ consolidated financial statements have been reclassified to conform to the current year’s presentation.

Corporate Reorganization

SDI was contributed to SBL from SBC on December 31, 2008 (see Note 16). Under ASC Topic 805, Business Combinations, the receiving entity of the transferred equity interest, in an exchange between entities under common control, should report results of operations as if the transfer occurred at the beginning of the period presented and prior years should be restated to furnish comparative information. In accordance with this guidance, SDI has been included in the consolidated financial statements of the Company for all periods presented.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments

Information as to the amortized cost, gross unrealized gains and losses, OTTIs in other comprehensive income (OCI), and fair values of the Company’s portfolio of bonds and equity securities available for sale and bonds held to maturity at December 31, 2010 and 2009, is as follows:

	December 31, 2010 (Successor)
		Gross	Gross
	Amortized	Unrealized	Unrealized	OTTIs	Fair
	Cost	Gains	Losses	in OCI	Value
	(In Thousands)
Available for sale
Bonds:
U.S. Treasury securities and obligations of U.S.	$21,405	$15	$304	$–	$21,116
government corporations and agencies
Obligations of government-sponsored enterprises	291,202	15	9,209	–	282,008
Corporate securities	1,076,303	10,658	12,154	–	1,074,807
Commercial mortgage-backed securities	340,161	5,893	1,349	–	344,705
Residential mortgage-backed securities	1,123,397	3,719	17,688	6	1,109,422
Other mortgage-backed securities	73,106	165	2,335	–	70,936
Collateralized debt obligations	40,240	5,584	168	–	45,656
Other debt obligations	733,933	25,070	11,092	–	747,911
Total bonds	$3,699,747	$51,119	$54,299	$6	$3,696,561

Equity securities:
Financial	$9,562	$35	$82	$–	$9,515
Fund	7,201	237	–	–	7,438
Technology	5,228	–	475	–	4,753
Transportation	1	–	–	–	1
Government	66,673	–	–	–	66,673
Total equity securities	$88,665	$272	$557	$–	$88,380

Held to maturity
Bonds:
Corporate securities	$18,276	$3	$123	$–	$18,156
Other debt obligations	11,299	–	411	–	10,888
Total held to maturity	$29,575	$3	$534	$–	$29,044

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

 2. Investments (continued)

	December 31, 2009 (Predecessor)
		Gross	Gross
	Amortized	Unrealized	Unrealized	OTTIs	Fair
	Cost	Gains	Losses	in OCI	Value
	(In Thousands)
Available for sale
Bonds:
U.S. Treasury securities and obligations of U.S.	$16,346	$378	$19	$–	$16,705
government corporations and agencies
Obligations of government-sponsored enterprises	209,069	56	2,789	–	206,336
Corporate securities	871,256	22,663	62,294	–	831,625
Commercial mortgage-backed securities	39,058	1,786	574	–	40,270
Residential mortgage-backed securities	1,301,755	31,192	16,608	–	1,316,339
Other mortgage-backed securities	61,883	1,229	170	–	62,942
Collateralized debt obligations	162,121	221	47,011	44,132	71,199
Other debt obligations	448,289	3,826	61,163	36,371	354,581
Total bonds	$3,109,777	$61,351	$190,628	$80,503	$2,899,997

Equity securities:
Financial	$8,631	$1,501	$5,619	$–	$4,513
Fund	30,705	461	398	–	30,768
Technology	4,899	–	30	–	4,869
Transportation	–	1	–	–	1
Government	64,760	–	–	–	64,760
Total equity securities	$108,995	$1,963	$6,047	$–	$104,911

Held to maturity
Bonds:
Corporate securities	$17,038	$1,679	$–	$–	$18,717
Other debt obligations	13,427	–	2,751	–	10,676
Total held to maturity	$30,465	$1,679	$2,751	$–	$29,393

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

 2. Investments (continued)

The amortized cost and fair value of bonds at December 31, 2010, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Available for Sale		Held to Maturity
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
	(In Thousands)

Due in one year or less	$15,126	$15,165	$–	$–
Due after one year through five years	309,811	309,732	11,942	11,934
Due after five years through ten years	615,021	606,161	6,334	6,222
Due after ten years	448,952	446,873	11,299	10,888
Mortgage-backed securities and other asset-backed securities	2,310,837	2,318,630	–	–
	$3,699,747	$3,696,561	$29,575	$29,044

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

For bonds and equity securities with unrealized losses as of December 31, 2010 and 2009, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	December 31, 2010 (Successor)
	Less Than 12 Months	Greater Than or Equal to 12 Months				Total
	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses
Bonds available for sale:	(In Thousands)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$14,269	$304	$–	$–	$14,269	$304
Obligations of government-sponsored enterprises	269,409	9,209	–	–	269,409	9,209
Corporate securities	612,502	12,154	–	–	612,502	12,154
Commercial mortgage-backed securities	67,447	1,349	–	–	67,447	1,349
Residential mortgage-backed securities	797,617	17,688	–	–	797,617	17,688
Other mortgage-backed securities	61,207	2,335	–	–	61,207	2,335
Collateralized debt obligations	3,104	168	–	–	3,104	168
Other debt obligations	361,284	11,092	–	–	361,284	11,092
Total bonds available for sale	$2,186,839	$54,299	$–	$–	$2,186,839	$54,299

Total equity securities available for sale	$12,308	$557	$–	$–	$12,308	$557

Total bonds held to maturity	$19,711	$534	$–	$–	$19,711	$534

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

	December 31, 2009 (Predecessor)
	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses	Carrying Amount	Gross Unrealized Losses
	(In Thousands)
Bonds available for sale:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$3,715	$18	$454	$1	$4,169	$19
Obligations of government-sponsored enterprises	193,675	2,787	173	2	193,848	2,789
Corporate securities	98,473	3,793	320,584	58,501	419,057	62,294
Commercial mortgage-backed securities	12,895	88	5,668	486	18,563	574
Residential mortgage-backed securities	451,472	5,460	94,752	11,148	546,224	16,608
Other mortgage-backed securities	13,071	170	–	–	13,071	170
Collateralized debt obligations	22,623	18,885	132,171	72,258	154,794	91,143
Other debt obligations	134,015	35,753	193,276	61,781	327,291	97,534
Total bonds available for sale	$929,939	$66,954	$747,078	$204,177	$1,677,017	$271,131

Total equity securities available for sale	$29,618	$5,649	$5,759	$398	$35,377	$6,047

Total bonds held to maturity	$13,427	$2,751	$–	$–	$13,427	$2,751

As of December 31, 2010, the Company held $2,187 million in available-for-sale fixed maturity securities with unrealized losses of $54 million. The Company’s portfolio consists of fixed maturity securities where 95% are investment grade (rated AAA through BBB-) with an average price of $98 (carrying value/amortized cost). For those securities that have been in a loss position for less than 12 months, the Company’s portfolio holds 1,102 securities with a carrying value of $2,187 million and unrealized losses of $54 million reflecting an average price of $98. Of this portfolio, 95% were investment grade (rated AAA through BBB-) at December 31, 2010. The losses on these securities can primarily be attributed to weakness in overall economic activity and a softening in credit markets. At present, the Company cannot ascertain as to the duration of the current market conditions and the resulting impact on such positions but believes these losses to be temporary.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

As of December 31, 2009, the Company held $1,677 million in available-for-sale fixed maturity securities with unrealized losses of $271 million. The Company’s portfolio consisted of fixed maturity securities where 72% were investment grade (rated AAA through BBB-) with an average price of $86 (carrying value/amortized cost). For those securities that were in a loss position for less than 12 months, the Company’s portfolio held 161 securities with a carrying value of $930 million and unrealized losses of $67 million reflecting an average price of $93. Of this portfolio, 81% were investment grade (rated AAA through BBB-) at December 31, 2009. The losses on these securities were primarily attributed to weakness in overall economic activity and a softening in credit markets.

The Company closely monitors those securities where impairment concerns may exist. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (3) for fixed maturity securities, the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis, and in the case of equity securities, the Company’s ability and intent to hold the security to maturity or until it recovers in value; and (4) in the evaluation of the potential impairment of asset-backed securities, several factors are taken into account, including cash flow, collateral sufficiency, liquidity, and economic conditions. To the extent the Company determines that an equity security is deemed other-than-temporarily impaired, the difference between amortized cost and fair value is charged to earnings. The Company recognizes an other-than-temporary impairment of the difference between amortized cost and fair value for debt securities in net income if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis. For debt securities that the Company does not expect to recover the amortized cost basis, does not plan to sell, and it is not more likely than not that the Company would be required to sell the security before recovery of the amortized cost basis, then the other-than-temporary impairment is bifurcated. The credit portion of the loss is recognized in net income, and the non-credit portion is recognized in OCI.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

The credit loss component of a debt security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The asset-backed securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity, prepayment speeds, and structural support, including subordination and guarantees.

An analysis of the credit losses recognized in earnings where a portion of the other-than-temporary impairment was recognized in OCI is as follows:

	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
		(In Thousands)

Balance at beginning of period	$–	$(84,171)	$(89,602)
Credit losses for which an other-than-temporary impairment was not previously recognized	(84)	(143)	(10,908)
Reduction for securities sold during the period or intended to be sold	–	28,106	16,764
Additional credit loss impairments on securities previously impaired	–	(12,669)	(425)
Reduction for securities adjusted for the adoption of the embedded credit derivative standard	–	5,447	–
Balance at end of period	$(84)	$(63,430)	$(84,171)

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Major categories of net investment income are summarized as follows:

	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor	Year Ended December 31, 2008 Predecessor
	(In Thousands)

Interest on bonds	$68,603	$99,745	$155,026	$196,538
Dividends on equity securities	1,417	1,612	2,010	3,875
Dividends on mutual funds	–	–	–	161
Interest on mortgage loans	154	244	511	–
Interest on policy loans	2,083	3,058	5,519	6,104
Interest on short-term investments	1,087	194	1,022	6,263
Other	18,613	27,407	20,145	54,896
Total investment income	91,957	132,260	184,233	267,837

Less investment expenses	4,758	4,436	7,914	8,401
Net investment income	$87,199	$127,824	$176,319	$259,436

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Proceeds from sales of bonds and equity securities available for sale and realized gains and losses on bonds are as follows:

	July 31, 2010, Through December 31, 2010, Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor	Year Ended December 31, 2008 Predecessor
	(In Thousands)

Proceeds from sales	$326,141	$243,455	$992,285	$256,835
Gross realized gains	3,232	11,541	24,901	2,524
Gross realized losses	2,952	4,596	13,381	7,917

During 2009, the Company sold held-to-maturity securities with a net carrying amount of $5.6 million resulting in a realized gain of $0.3 million. The Company also transferred securities with a net carrying amount of $0.6 million for this same issuer from held to maturity to available for sale. This decision was a result of the issuer rejecting the leases on the properties securing the notes in bankruptcy. The change from held to maturity to available for sale is in accordance with guidance and does not impair the Company’s ability to hold other held-to-maturity securities. The properties have since been foreclosed on. During 2010, the Company did not sell or transfer any held-to-maturity securities.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Net realized/unrealized gains (losses), net of associated amortization of deferred policy acquisition costs, consist of the following:

	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor	Year Ended December 31, 2008 Predecessor
	(In Thousands)
Realized gains (losses):
Bonds	$(119)	$4,378	$11,558	$(5,393)
Synthetic bonds	3,153	694	–	–
Equity securities	400	2,567	(38)	–
Mutual funds – trading	–	–	–	552
Other invested assets	–	–	–	(473)
Other	–	(30)	–	(19)
Total realized gains (losses)	3,434	7,609	11,520	(5,333)

Impairments:
OTTI of available-for-sale bonds	(253)	(17,781)	(68,507)	(387,958)
Portion of OTTIs recognized in OCI	–	4,588	21,157	–
OTTI of available-for-sale equities	–	–	–	(7,893)
OTTI of other invested assets	(112)	(1,560)	–	–
Rydex trade name impairment	–	–	–	(7,300)
Total impairments	(365)	(14,753)	(47,350)	(403,151)

Holding gains (losses):
Mutual funds – affiliated	31	–	–	–
Mutual funds – other than trading	(44)	(56)	(125)	(11,198)
Total holding (losses)	(13)	(56)	(125)	(11,198)
	3,056	(7,200)	(35,955)	(419,682)
Related impact on deferred policy acquisition costs	(58)	(2,216)	(13,389)	8,213
Net realized/unrealized gains (losses)	$2,998	$(9,416)	$(49,344)	$(411,469)

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

There were no outstanding agreements to sell securities at December 31, 2010 or 2009.

At December 31, 2010, the Company had securities pledged with an amortized cost and market value of approximately $1.4 billion, as collateral in relation to its structured institutional products, for the line of credit with FHLB (see Note 14) and the home office building (see Note 15).

At December 31, 2010, available-for-sale bonds with a carrying amount of $4.3 million were held in joint custody with the various state insurance departments to comply with statutory regulations.

Derivative Instruments

The Company only uses derivatives for economic or accounting hedging purposes. The derivatives are recorded on the consolidated balance sheets in other invested assets. The following is a summary of the Company’s risk management strategies and the effect of these strategies on the Company’s consolidated financial statements.

Fair Value Hedging Strategy

The Company has interest rate swap agreements, which effectively modify fixed rate bonds into floating rate investments based on LIBOR. The notional amounts of these swaps are $16 million and $32 million at December 31, 2010 and 2009, respectively. Notional amounts are provided to express the extent of our involvement in derivative transactions. Notional amounts represent amounts used to calculate contractual flows to be exchanged and are not paid or received.

During the periods from July 31, 2010 through December 31, 2010, January 1, 2010 through July 30, 2010, and years ended December 31, 2009, and 2008, the Company recognized a net gain of $23,000, a net loss of $359,000, a net gain of $1,390,000, and net loss of $1,202,000, respectively, related to the ineffective portion of its fair value hedges that have been included in net investment income in the consolidated statements of operations.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)

Futures Hedging Strategy

The Company entered into futures contract positions that were intended to reduce the impact of equity market volatility on the Company’s deferred acquisition cost amortization expense, earnings from asset-based fees, and realized/unrealized gains (losses) on securities classified as trading securities. These futures contracts acted as an economic hedge against these financial risks; however, they did not qualify for hedge accounting. Effective October 2, 2008, the Company suspended the hedging program. During the year ended December 31, 2008, the Company realized a gain of $38.5 million on these futures contracts that has been included in net investment income in the consolidated statements of operations. The Company held no futures contracts at December 31, 2010 and 2009.

3. Deferred Policy Acquisition Costs

The following table summarizes the components of deferred policy acquisition costs:

	December 31
	2010	2009
	Successor	Predecessor
	(In Thousands)

Deferred policy acquisition costs	$5,042	$291,313
Present value of future profits	–	47,895
Unearned profit liability	–	(72,058)
Deferred selling commissions	250	3,195
Balance at end of year	$5,292	$270,345

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Deferred Policy Acquisition Costs (continued)

An analysis of the deferred policy acquisition cost asset balance (excluding the value of business acquired, deferred broker/dealer commissions, and net of unearned profit liability) is presented below:

	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$–	$291,313	$404,123
Cost deferred during the period	6,161	10,883	18,626
Imputed interest	70	–	–
Amortized to expense during the period	(1,298)	(31,528)	(36,073)
Effect of realized (gains) losses on amortization of deferred policy acquisition costs	3	(2,216)	(13,389)
Effect of unrealized losses (gains)	106	(58,664)	(82,408)
Other	–	(187)	434
Balance at end of period	$5,042	$209,601	$291,313

Included in deferred policy acquisition costs prior to July 31, 2010, in the consolidated balance sheets was the present value of future profits (PVFP). PVFP reflected the estimated fair value of acquired business and represented the acquisition cost that was allocated to the value of future profits from insurance contracts existing at the date of acquisition. Such value was the present value of the actuarially determined projected net profits from the acquired insurance contracts. The PVFP related to reinsurance assumed in 2000 and 2003.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Deferred Policy Acquisition Costs (continued)

PVFP was amortized over the expected lifetime of the acquired insurance business in force in a manner consistent with amortization of deferred policy acquisition costs. An analysis of the PVFP asset account is presented below:

	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$47,895	$49,253
Imputed interest	3,169	3,272
Amortization	(8,351)	(4,630)
Balance at end of period	$42,713	$47,895

As a result of a reinsurance transaction entered into in 2007, the Company recorded an unearned profit liability that was being amortized over the estimated life of the business reinsured, in relation to its estimated gross profits. The unearned profit liability and related accumulated amortization were reported as a component of deferred policy acquisition costs on the consolidated balance sheets prior to July 31, 2010. An analysis of the unearned profit liability and associated amortization is presented below:

	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$(72,058)	$(82,230)
Amortization	11,234	10,172
Balance at end of period	$(60,824)	$(72,058)

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Deferred Policy Acquisition Costs (continued)

For certain mutual fund share classes that do not have a front-end sales charge, the Company pays a selling commission to the selling broker-dealer. The Company accounts for these charges under the cost deferral method of accounting for distributors of mutual funds. The selling commissions are capitalized and amortized based on the revenue stream of contingent deferred sales charges and distribution fees. An analysis of deferred selling commissions is presented below:

	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$–	$3,195	$6,215
Costs deferred during the period	268	565	1,124
Distribution of deferred selling commissions (see Note 1)	–	–	(1,869)
Amortization	(18)	(753)	(2,275)
Balance at end of period	$250	$3,007	$3,195

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Deferred Sales Inducements

An analysis of the deferred sales inducement costs asset balance is presented below:

	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor
	(In Thousands)

Balance at beginning of period	$83,748	$97,778
Costs (charged back) during the period	(236)	(33)
Amortization	(9,332)	(13,997)
Balance at end of period	$74,180	$83,748

There were no deferred sales inducements capitalized during the period July 31, 2010 through December 31, 2010.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Value of Business Acquired

As a result of the Transaction entered into during 2010 (see Note 1), the Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below:

July 31, 2010 Through December 31, 2010 Successor
(In Thousands)

Balance at beginning of period	$ −
Value of business acquired recognized during the period	53,982
Interest imputed for period	1,359
Amortized to expense during the period	(3,518)
Effect of realized gains	(61)
Effect of unrealized losses	2,030
Balance at end of period	$53,792

The weighted average amortization period is 24 years for VOBA.

The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands):

2011	$5,091
2012	4,866
2013	4,379
2014	3,795
2015	3,318

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

6. Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) are as follows:

	Unrealized Gains (Losses) on Available- for-Sale Securities	Derivative Instruments Gains (Losses)	Total
	(In Thousands)
Predecessor
Accumulated other comprehensive loss at January 1, 2008	$(197,907)	$(414)	$(198,321)
Other comprehensive income:
Unrealized losses on available-for-sale securities	(532,561)	–	(532,561)
Losses reclassified into earnings from other comprehensive loss	412,363	414	412,777
Effect on deferred policy acquisition costs	70,193	–	70,193
Change in deferred income taxes	58,321	–	58,321
Total other comprehensive income	8,316	414	8,730
Accumulated other comprehensive income at December 31, 2008	(189,591)	–	(189,591)
Cumulative effect of change in accounting for investment impairment (see Note 1)	(53,348)	–	(53,348)
Other comprehensive income:
Unrealized gains on available-for-sale securities	195,712	–	195,712
Realized investment gains, excluding impairment losses	(11,395)	–	(11,395)
OTTI losses recognized in earnings	68,507	–	68,507
OTTI losses recognized in other comprehensive income	(21,157)	–	(21,157)
Adjustment for assumed changes in liability for policy reserves and annuity account values	(1,951)	–	(1,951)
Effect on deferred policy acquisition costs	(82,408)	–	(82,408)
Change in deferred income taxes (restated)	(51,558)	–	(51,558)
Total other comprehensive income (restated)	95,750	–	95,750
Accumulated other comprehensive loss at December 31, 2009 (restated)	(147,189)	–	(147,189)

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

6. Other Comprehensive Income (Loss) (continued)

	Unrealized Gains (Losses) on Available- for-Sale Securities	Derivative Instruments Gains (Losses)	Total
	(In Thousands)
Predecessor
Accumulated other comprehensive loss at December 31, 2009 (restated)	$(147,189)	$–	$(147,189)
Cumulative effect of change in accounting for embedded credit derivative (see Note 1)	10,153	–	10,153
Other comprehensive income:
Unrealized gains on available-for-sale securities	151,758	–	151,758
Realized investment gains, excluding impairment losses	(7,553)	–	(7,553)
OTTI losses recognized in earnings	19,341	–	19,341
OTTI losses recognized in other comprehensive income	(4,588)	–	(4,588)
Adjustment for assumed changes in liability for policy reserves and annuity account values	(3,777)	–	(3,777)
Effect on deferred policy acquisition costs	(58,664)	–	(58,664)
Change in deferred income taxes	(37,336)	–	(37,336)
Total other comprehensive income	59,181	–	59,181
Accumulated other comprehensive loss at July 30, 2010	$(77,855)	$–	$(77,855)

Successor
Other comprehensive loss:
Unrealized losses on available-for-sale securities	$(3,534)	$–	$(3,534)
Realized investment gains, excluding impairment losses	(281)	–	(281)
OTTI losses recognized in earnings	365	–	365
OTTI losses recognized in other comprehensive income	(6)	–	(6)
Effect on deferred policy acquisition costs and VOBA	2,135	–	2,135
Change in deferred income taxes	(224)	–	(224)
Total other comprehensive loss	(1,545)	–	(1,545)
Accumulated other comprehensive loss at December 31, 2010	$(1,545)	$–	$(1,545)

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Employee Benefit Plans

Certain employees of the Company are covered by a qualified, noncontributory, defined-benefit pension plan sponsored by SBC and certain of its affiliates. Benefits are based on years of service and an employee’s highest average compensation over a period of five consecutive years during the last ten years of service. During 2007, the SBC pension plan was frozen, at which point all benefits earned under the pension plan were frozen with no additional benefits eligible to be earned. If an employee was not fully vested as of July 1, 2007, vesting service continued and will continue until the employee is vested or employment ceases. This event was accounted for as a plan curtailment by SBC. In addition, the Company is providing a transition benefit for eligible employees based upon age and years of pension benefit service. The transition contributions will be paid over a five-year period from 2007 to 2012.

Pension cost for the year is allocated to each sponsoring company. Separate information disaggregated by the sponsoring employer company is not available on the components of pension cost or on the funded status of the plan.

The Company participates in a profit-sharing and savings plan for which substantially all employees are eligible. Concurrent with the freezing of the defined-benefit pension plan, the definition of pay under the profit-sharing and savings plan was expanded to include bonuses (except for purposes of the profit-sharing contribution) and the Company match was increased to 100% of the first 5% of pay contributed by an employee. Company contributions to the profit-sharing and savings plan charged to operations were $183,000 and $322,000 for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, respectively, and $569,000 and $7,046,000 for the years ended December 31, 2009 and 2008, respectively, and are included in the consolidated statements of operations in commissions and other operating expenses.

The Company participates in a number of annual discretionary incentive compensation plans and sales commissions for certain employees. Allocations to participants each year under these plans are based on the performance and discretion of the Company. The annual allocations to participants are fully vested at the time the Company determines such amounts.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Employee Benefit Plans (continued)

The Company also has a long-term incentive plan for certain employees, which provides for vesting over a three-year period. Incentive compensation expense amounted to $921,000 and $1,568,000 for the periods from July 31, 2010 through December 31, 2010, and January 1, 2010 through July 30, 2010, respectively, and $3,078,000 and $29,351,000 for the years ended December 31, 2009 and 2008, respectively, and is included in the consolidated statements of operations in commissions and other operating expenses.

8. Reinsurance

Principal reinsurance assumed transactions for the periods ended are summarized as follows:

	July 31, 2010	January 1, 2010
	Through	Through	Year Ended	Year Ended
	December 31,	July 30,	December 31,	December 31,
	2010	2010	2009	2008
	Successor	Predecessor	Predecessor	Predecessor
	(In Thousands)
Reinsurance assumed:
Premiums received	$7,854	$11,817	$24,083	$35,612
Commissions paid	$877	$1,300	$2,236	$3,335
Claims paid	$1,708	$3,228	$6,268	$8,430
Surrenders paid	$41,463	$61,602	$103,384	$141,146

Principal reinsurance ceded transactions are summarized as follows:

	July 31, 2010	January 1, 2010
	Through	Through	Year Ended	Year Ended
	December 31,	July 30,	December 31,	December 31,
	2010	2010	2009	2008
	Successor	Predecessor	Predecessor	Predecessor
	(In Thousands)
Reinsurance ceded:
Premiums paid	$14,612	$16,249	$33,574	$50,444
Commissions received	$1,700	$1,988	$3,671	$5,449
Claim recoveries	$14,354	$16,177	$30,457	$38,139
Surrenders recovered	$60,966	$88,390	$152,798	$181,701

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Reinsurance (continued)

In the accompanying consolidated financial statements, premiums, benefits, settlement expenses, and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from activities or economic characteristics of reinsurers, and requires collateralization of balances where allowable by contract.

At December 31, 2010 and 2009, the Company had receivables totaling $530,467,000 and $515,112,000, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. Life insurance in force ceded at December 31, 2010 and 2009, was $3.3 billion and $3.4 billion, respectively.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Variable Annuity Contracts

The Company offers variable annuity contracts for which investment income and gains and losses on separate account investments accrue directly to, and investment risk is borne by, the contract holder. Associated with these variable annuity contracts, the Company provides guarantees for the benefit of the annuity contract holder. The primary guarantees provided to annuity contract holders are the guaranteed minimum death benefit (GMDB), the guaranteed minimum accumulation benefit (GMAB), the guaranteed minimum withdrawal benefit (GMWB), and the guaranteed minimum income benefit (GMIB).

The GMDB provides a specific minimum return upon death. The Company offers six primary GMDB types:

•	Return of premium death benefit provides the greater of account value or total deposits to the contract less any reductions due to partial withdrawals.

•
Reset provides the greater of a return of premium death benefit or the account value at the most recent five-year anniversary before the contract holder’s age specified birthday (this age varies by product) adjusted for withdrawals.

•
Roll-up death benefit provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated generally at a 5% interest rate up to the earlier of an age specified in the contract (varies by product) or 200% of adjusted premiums.

•
Step-up death benefit provides the greater of a return of premium death benefit or the largest account value on a specified policy anniversary that occurs prior to a specified age adjusted for withdrawals. Currently, the Company offers products where the specified policy anniversary is annual, four-year, five-year, or six-year. For most contracts, the GMDB locks in at an age specified in the contract (this age varies by product).

•
Enhanced death benefit provides the greater of a return of premium death benefit or the contract value plus the lesser of 50% of the contract gain or 50% of adjusted premiums. For policies issued to persons older than 70, the enhancement is 25% of the contract gain or 25% of adjusted premiums.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Variable Annuity Contracts (continued)

•	Combo death benefit provides the greater of an annual step-up, roll-up, and/or enhanced death benefit.

The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts:

	December 31
	2010 (Successor)			2009 (Predecessor)
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Millions)

Return of premium	$2,041	$50	62	$2,020	$107	62
Reset	135	3	55	128	10	54
Roll-up	219	73	56	516	85	61
Step-up	3,306	121	63	3,211	254	63
Combo	177	39	68	193	55	67
Subtotal	5,878	286	63	6,068	511	63

Enhanced	10	–	66	11	1	65
Total GMDB	$5,888	$286	63	$6,079	$512	63

The liability for GMDBs on variable annuity contracts reflected in the general account as of December 31, 2010 and 2009, was $27,718,000 and $10,156,000, respectively. The liability for GMIBs on variable annuity contracts reflected in the general account as of December 31, 2010 and 2009, was $5,616,000 and $2,725,000, respectively. The liability for GMWBs and GMABs on variable annuity contracts reflected in the general account as of December 31, 2010 and 2009, was $11,189,000 and $14,622,000, respectively.

The Company’s GMDB and GMIB reserves, accounted for pursuant to ASU 944, Financial Services – Insurance, are equal to the current benefit ratio multiplied by the cumulative assessments less cumulative excess death benefit payments plus accrued interest. The current benefit ratio is equal to the present value of actual and expected excess payments divided by the present value of actual and expected assessments. Separate benefit ratios are maintained for GMDB and GMIB.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

 9. Variable Annuity Contracts (continued)

The Company recalculates its GMDB, GMWB, and GMIB reserves at each reporting date, and the resulting change in liability is recognized in the consolidated statements of operations as benefit expense. The Company regularly reviews the assumptions used in the GMDB, GMWB, and GMIB reserve calculations and will adjust the assumptions as actual experience or other evidence suggests that earlier assumptions should be unlocked. The Company’s ASU 944 reserve calculation uses the same assumptions as those used in its deferred policy acquisition cost model.

The following assumptions were used to determine the GMDB and GMIB reserves as of December 31, 2010:

•	Data used was based on a combination of historical numbers and future projections involving 500 stochastic scenarios.

•	Mean long-term gross blended separate account growth rate is 8.5%.

•	Long-term equity volatility is 18%.

•	Long-term bond volatility is 5%.

•	Mortality is 100% of Annuity 2000 table.

•	Asset fees are equal to fund management fees and product loads (vary by product).

•	Discount rate is equivalent to the credited rate (vary by product).

•	Lapse rates vary by product and duration.

The following assumptions were used to determine the GMWB reserves classified under ASC Topic 820 as of December 31, 2010:

•	Data used was based on current market conditions and projections involving 1,000 risk-neutral stochastic scenarios.

•	Mortality is 100% of Annuity 2000 table.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Variable Annuity Contracts (continued)

•	Asset fees are equal to fund management fees and product loads (varies by product).

•	Current volatility surface (3 months to 5 years) of 18% graded to 24% at year 5, graded to 19% at year 30, and graded to the long-term average of 18% at end of projection year 60.

•	Discount rate used is the current swap curve plus an option-adjusted spread from the Merrill Lynch corporate insurance bond index with similar financial strength ratings.

•	Policyholder lapse rates are set to 95% of the assumed base lapses.

10. Income Taxes

For the period from July 31, 2010 to December 31, 2010, the Company filed a separate federal income tax return. For the periods July 30, 2010 and prior, the Company filed a consolidated life/nonlife federal income tax return with SBMHC. Income taxes were allocated to the Company as if it filed a separate return. With few exceptions, SBMHC is no longer subject to U.S. federal and state examinations by tax authorities for years before 2009. The Internal Revenue Service (IRS) is not currently examining any of SBMHC’s federal tax returns. The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

As of December 31, 2010, the Company has $381 million of gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses. The Company recorded $79,000 of interest for the year ended December 31, 2010, and recorded a liability at December 31, 2010, of $406,000.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Income Taxes (continued)

Income tax expense (benefit) consists of the following:

	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor	Year Ended December 31, 2008 Predecessor
	(In Thousands)

Current tax expense (benefit)	$7,905	$30,267	$3,579	$(2,176)
Deferred tax expense (benefit)	1,487	(21,795)	1,477	(11,864)
Income tax expense (benefit)	$9,392	$8,472	$5,056	$(14,040)

The Company has a net operating loss carryforward in California of approximately $10 million that will expire between 2028 and 2029. Based on IRC Section 382 limitation calculation related to the acquisition Transaction described in Note 1, a limitation of $18 million may reduce the Company’s existing tax attributes as of July 31, 2010. The Company believes they will be able to fully utilize the deferred tax asset related to the NOLs. The Company on a consolidated tax return basis through July 30, 2010 had the ability to reduce its current tax liability by the use on non-life affiliate losses and credits.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Income Taxes (continued)

The differences between reported income tax expense (benefit) and the results from applying the statutory federal rate to income before income tax expense (benefit) are as follows:

	July 31, 2010 Through December 31, 2010 Successor	January 1, 2010 Through July 30, 2010 Predecessor	Year Ended December 31, 2009 Predecessor	Year Ended December 31, 2008 Predecessor
	(In Thousands)
Federal income tax expense (benefit) computed at statutory rate	$10,808	$3,654	$(6,687)	$(149,889)
Increases (decreases) in taxes resulting from:
Tax exempt items	(1,227)	–	–	–
Valuation allowance	1,613	4,800	13,584	143,165
Dividends received deduction	(2,790)	(222)	(3,576)	(6,061)
Credits	(110)	(134)	(320)	(1,126)
Nondeductible reserves	1,033	–	–	–
Prior period adjustments	–	–	1,593	(8)
Other	65	374	462	(121)
Income tax expense (benefit)	$9,392	$8,472	$5,056	$(14,040)

“Credits” in the above table primarily result from low-income housing tax credits. “Other” in the table above include tax-exempt interest and other tax-exempt earnings, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Income Taxes (continued)

Net deferred income tax assets or liabilities consist of the following:

	December 31
		2009
	2010	Predecessor
	Successor	(Restated)
	(In Thousands)
Deferred income tax assets:
Future policy benefits	$42,800	$40,344
Net operating loss	866	12,812
Deferred loss on investment impairments	131,498	128,022
Deferred policy acquisition costs	8,170	–
Credit carryover	21,769	–
Other invested assets	30,872	8,960
Net unrealized capital loss on investments (restated)	524	47,894
Other	8,151	7,346
Total deferred income tax assets	244,650	245,378
Valuation allowance	(134,437)	(128,022)
Net deferred income tax assets	110,213	117,356

Deferred income tax liabilities:
Deferred policy acquisition costs	–	109,864
Value of business acquired	18,416	–
Depreciation	7,449	5,546
Deferred gain on investments	11,928	4,143
Other	10,055	7,531
Total deferred income tax liabilities	47,848	127,084
Net deferred income tax assets (liabilities)	$62,365	$(9,728)

In connection with the Transaction, the tax basis of all assets and liabilities were retained from the predecessor to the successor, subject to certain limitations.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Income Taxes (continued)

The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. As of December 31, 2010 and 2009, the Company recorded a $129.4 million and $128.0 million valuation allowance, respectively, on capital losses that management believes will not be realizable in the foreseeable future, as capital losses must be used against capital gains within five years. In addition, as of December 31, 2010, the Company recorded a $5.0 million valuation allowance against a deferred tax loss that it does not expect will be recovered.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Business Combinations

On July 30, 2010, GSBCH acquired all of the outstanding capital stock of SBC (see Note 1). The aggregate purchase price of SBC was $404.0 million. Eligible policyholders of the Company received, in the aggregate, $20 million in exchange for their membership interest in SBMHC and the remaining amounts represented cash contributed to SBC, a portion of which was contributed to the Company.

The following table summarizes the allocation of the purchase price of SBC to the Company, which was generally based upon estimated fair values of the Company’s assets acquired and liabilities assumed at the date of acquisition (in thousands):

Investments	$3,641,585
Note receivable from affiliate	740,752
Cash and cash equivalents	410,568
Intangible assets not subject to amortization:
Licenses	2,500
Intangible assets subject to amortization:
Developed technology	500
VOBA	53,982
Property and equipment	53,624
Other assets	745,353
Separate account assets	4,713,721
10,362,585
Policy reserves and annuity account values	4,860,853
Long-term debt	120,527
Mortgage debt	37,465
Other liabilities	139,825
Separate account liabilities	4,713,721
Net assets acquired	$490,194

The accounting for taxes and intangible assets for the Transaction has not been finalized. In connection with ASC Topic 805, the Company has a one-year measurement period to adjust to the new basis.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Business Combinations (continued)

On June 15, 2007, SGI acquired the assets of Avera Global Partners, L.P., an asset management business primarily involved in the management of global assets, through an asset purchase. The acquisition was accounted for using the purchase method and 100% of the results since June 15, 2007, have been included in the consolidated financial statements. The acquisition provided the Company with global asset management capabilities. The aggregate purchase price was $3.5 million. During 2008, additional acquisition costs were incurred increasing the original allocation of goodwill by $444,000 to $3.3 million at December 31, 2008. SGI was subsequently sold to SBC on December 30, 2008 (see Note 16).

The following table summarizes the Company’s allocation of the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition (in thousands):

Current assets	$1,314
Fixed and other assets	38
Intangible assets subject to amortization:
Non-competition agreements	280
Goodwill not subject to amortization	3,341
4,973
Current liabilities	1,508
Net assets acquired	$3,465

The intangible asset subject to amortization was being amortized straight-line over seven years. Goodwill and intangible assets were deductible for tax purposes.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Business Combinations (continued)

On January 17, 2008, Avon Holdings, LLC, a limited liability company controlled by the Company and its parent, SBC, acquired 100% of the outstanding shares and membership interests of Rydex Holdings, Inc. (Rydex) and Investment Capital Technologies, LLC (Investment Capital). Rydex and Investment Capital were merged into Avon Holdings, LLC, which was renamed Rydex Holdings, LLC (RHLLC) upon completion of the merger. The Company held a 60.5% ownership interest in RHLLC and SBC owned 39.5%. Effective December 30, 2008, the Company sold its entire interest in RHLLC to SBC (see Note 16).

RHLLC is a holding company whose subsidiaries principally sponsor, advise, and manage non-traditional, quantitative-oriented, open-end mutual funds and exchange-traded funds that cover a wide range of traditional and alternative asset classes. The value of RHLLC was determined based upon an independent appraisal that considered market multiples for similar entities, similar recent market transactions, and other relevant factors. The aggregate purchase price was $751.6 million, with acquisition costs totaling $12.1 million (net assets acquired of $763.7 million).

The following table summarizes the allocation of the estimated fair values of assets acquired and liabilities assumed by the Company and SBC at the date of acquisition (in thousands):

Cash and cash equivalents	$33,527
Other current assets	12,122
Fixed and other assets	6,169
Intangible assets not subject to amortization:
Management contracts	328,000
Trade name	205,500
Intangible assets subject to amortization:
Processes and technology	39,800
Noncompetition agreements	19,600
Goodwill not subject to amortization	139,663
784,381
Current liabilities	20,713
Net assets acquired	$763,668

The weighted-average amortization period was 8.4 years for the intangible assets subject to amortization. The goodwill and intangible assets amortization were deductible for income tax purposes.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Business Combinations (continued)

On January 7, 2008, the Company’s affiliate, SI (which was 90% owned by the Company at that time), acquired through an asset purchase an asset management business primarily involved in the management of large-cap and mid-cap growth assets. The aggregate purchase price was $500,000, and the acquisition was accounted for using the purchase method. SI was subsequently sold to SBC at December 30, 2008 (see Note 16).

The following table summarizes the Company’s allocation of the estimated fair values of assets acquired and liabilities assumed at the date of acquisition (in thousands):

Intangible assets subject to amortization:
Non-competition agreements	$228
Goodwill not subject to amortization	1,209
1,437
Current liabilities	937
Net assets acquired	$500

The intangible asset subject to amortization was being amortized straight-line over five years. The goodwill and intangible assets were deductible for income tax purposes.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Goodwill and Other Intangible Assets

An analysis of goodwill and other intangible asset balances is presented below for the periods presented:

	Goodwill	Investment and Customer Contracts and Agreements	Trademarks, Trade Names, and Licenses	Developed Technology and Other Intangible Assets	Total
	(In Thousands)
Predecessor
Balance at January 1, 2008	$2,896	$–	$–	$260	$3,156
Acquisitions	141,317	328,000	205,500	59,628	734,445
Amortization	–	–	–	(7,625)	(7,625)
Impairment	–	–	(7,300)	–	(7,300)
Sale of subsidiary	(144,213)	(328,000)	(198,200)	(52,263)	(722,676)
Balance at December 31, 2008	$–	$–	$–	$–	$–

Successor
Balance at July 31, 2010	$–	$–	$–	$–	$–
Recognized during the period	–	–	2,500	500	3,000
Amortization	–	–	–	(42)	(42)
Balance at December 31, 2010	$–	$–	$2,500	$458	$2,958

Intangible assets subject to amortization include developed processes and technology. Intangible assets not subject to amortization include licenses related to the Company’s insurance and annuity business. The intangible asset subject to amortization is being amortized straight-line over five years.

Impairment of goodwill and intangibles is evaluated annually. As a result of the December 31, 2008, annual impairment test, the Company determined that the carrying amount of the RHLLC trade name intangible acquired as part of the RHLLC acquisition exceeded its fair value and recognized an impairment loss of $7.3 million as of December 31, 2008. No impairments were recognized in 2009 and 2010.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Goodwill and Other Intangible Assets (continued)

The expected future amortization schedule for the next five years for developed technology based on current assumptions is expected to be as follows (in thousands):

2011	$100
2012	100
2013	100
2014	100
2015	58

13. Condensed Fair Value Information

Fair Value Hierarchy

In accordance with ASC Topic 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:

Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets. Level 1 assets include cash equivalents and separate account assets and mutual funds.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which significant assumptions are observable in the market. Level 2 assets include U.S. Treasury notes and bonds, other U.S. government securities, debt securities, and certain asset-backed and mortgage-backed securities that are model-priced by vendors using inputs that are observable or derived principally from or corroborated by observable market data.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Condensed Fair Value Information (continued)

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of option pricing models, discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances. Level 3 assets include private placements, structured products, and certain debt securities and asset-backed securities priced using broker quotes or other methods that used unobservable inputs. Level 3 liabilities include interest rate swaps and GMWB and GMAB reserves.

Determination of Fair Value

Under ASC Topic 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC Topic 820.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Condensed Fair Value Information (continued)

The following tables present categories reported at fair value on a recurring basis as of December 31:

	December 31, 2010 (Successor)
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$84,039	$84,039	$–	$–
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	21,116	–	21,116	–
Obligations of government-sponsored enterprises	282,008	–	282,008	–
Corporate securities	1,074,807	–	799,067	275,740
Commercial mortgage-backed securities	344,705	–	319,689	25,016
Residential mortgage-backed securities	1,109,422	–	1,109,422	–
Other mortgage-backed securities	70,936	–	70,936	–
Collateralized debt obligations	45,656	–	4,529	41,127
Other debt obligations	747,911	–	113,437	634,474
Synthetic securities	27,468	–	–	27,468
Total bonds	3,724,029	–	2,720,204	1,003,825
Equity securities:
Financial	9,515	–	6,998	2,517
Fund	7,438	–	7,438	–
Technology	4,753	–	4,753	–
Transportation	1	–	–	1
Government	66,673	–	–	66,673
Total equities	88,380	–	19,189	69,191
Mutual funds	3,988	3,988	–	–
Short-term investments	3,316	–	2,316	1,000
Separate account assets	4,862,960	4,862,960	–	–
Total assets	$8,766,712	$4,950,987	$2,741,709	$1,074,016

Liabilities:
GMWB and GMAB reserves	$11,189	$–	$–	$11,189
Interest rate swaps	1,265	–	–	1,265
Total liabilities	$12,454	$–	$–	$12,454

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

 13. Condensed Fair Value Information (continued)

	December 31, 2009 (Predecessor)
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$144,909	$144,909	$–	$–
Bonds:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	16,705	–	16,705	–
Obligations of government-sponsored enterprises	206,336	–	206,336	–
Corporate securities	831,625	–	654,623	177,002
Commercial mortgage-backed securities	40,270	–	38,565	1,705
Residential mortgage-backed securities	1,316,339	–	1,233,270	83,069
Other mortgage-backed securities	62,942	–	62,942	–
Collateralized debt obligations	71,199	–	2,278	68,921
Other debt obligations	354,581	–	78,320	276,261
Total bonds	2,899,997	–	2,293,039	606,958
Equity securities:
Financial	4,513	–	1,927	2,586
Fund	30,768	–	30,768	–
Technology	4,869	–	4,869	–
Transportation	1	–	–	1
Government	64,760	–	–	64,760
Total equities	104,911	–	37,564	67,347
Short-term investments	69,959	–	69,959	–
Separate account assets	4,980,210	4,980,210	–	–
Total assets	$8,199,986	$5,125,119	$2,400,562	$674,305

Liabilities:
GMWB and GMAB reserves	$14,622	$–	$–	$14,622
Interest rate swaps	1,657	–	–	1,657
Total liabilities	$16,279	$–	$–	$16,279

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Condensed Fair Value Information (continued)

The changes for all Level 3 assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs are as follows:

		Total Realized/Unrealized Gains and Losses					Change in Unrealized Gains
	Balance at July 31, 2010	Included in Net Income	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2010	(Losses) in Net Income for Positions Still Held
	Successor
	(In Thousands)
Assets:
Bonds:
Corporate securities	$213,947	$(10,458)	$11,512	$51,283	$9,456	$275,740	$1,054
Commercial mortgage-backed securities	5,376	(1,509)	1,243	19,906	–	25,016	(266)
Other mortgage-backed securities	10,813	–	–	–	(10,813)	–	–
Collateralized debt obligations	36,313	(50,741)	55,902	(347)	–	41,127	5,161
Other debt obligations	534,743	(60,851)	75,692	86,059	(1,169)	634,474	14,841
Synthetic securities	38,465	3,055	–	14,052	–	27,468	3,055
Total bonds	839,657	(120,504)	144,349	170,953	(2,526)	1,003,825	23,845

Equities:
Financial	482	(4,540)	4,575	2,000	–	2,517	35
Transportation	1	1	(1)	–	–	1	–
Government	65,716	–	–	957	–	66,673	–
Total equities	66,199	(4,539)	4,574	2,957	–	69,191	35
Short-term investments	–	–	–	1,000	–	1,000	–
Total assets	$905,856	$(125,043)	$148,923	$146,806	$(2,526)	$1,074,016	$23,880

Liabilities:
GMWB and GMAB reserves	$12,723	$(1,534)	$–	$–	$–	$11,189	$–
Interest rate swaps	1,578	(23)	–	(290)	–	1,265	–
Total liabilities	$14,301	$(1,557)	$–	$(290)	$–	$12,454	$–

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Condensed Fair Value Information (continued)

		Total Realized/Unrealized Gains and Losses						Change in Unrealized Gains
	Balance at January 1, 2010	Included in Net Income	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers		Balance at July 30, 2010	(Losses) in Net Income for Positions Still Held
	Successor
	(In Thousands)
Assets:
Bonds:
Corporate securities	$177,002	$(3,500)	$12,139	$28,306		$–	$213,947	$8,639
Commercial mortgage-backed securities	1,705	–	2,476	(203)		1,398	5,376	2,476
Residential mortgage-backed securities	83,069	–	–	–		(83,069)	–	–
Other mortgage-backed securities	–	–	753	307		9,753	10,813	753
Collateralized debt obligations	68,921	(18,448)	26,916	(1,483)		(39,593)	36,313	9,162
Other debt obligations	276,261	(4,644)	33,880	230,370		(1,124)	534,743	29,236
Synthetic securities	–	694	–	–		37,771	38,465	694
Total bonds	606,958	(25,898)	76,164	257,297		(74,864)	839,657	50,960

Equities:
Financial	2,586	1,800	(1,502)	(2,402)		–	482	298
Transportation	1	–	–	–		–	1	–
Government	64,760	–	–	956		–	65,716	–
Total equities	67,347	1,800	(1,502)	(1,446)		–	66,199	298
Total assets	$674,305	$(24,098)	$74,662	$255,851		$(74,864)	$905,856	$51,258

Liabilities:
GMWB and GMAB reserves	$14,622	$(1,899)	$–	$–	$		$12,723	$–
Interest rate swaps	1,657	359	–	(438)		–	1,578	–
Total liabilities	$16,279	$(1,540)	$–	$(438)		–	$14,301	$–

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Condensed Fair Value Information (continued)

		Total Realized/Unrealized Gains and Losses					Change in Unrealized Gains
	Balance at January 1, 2009	Included in Net Loss	Included in Other Comprehensive Loss	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2009	(Losses) in Net Loss for Positions Still Held
	Predecessor
	(In Thousands)
Assets:
Bonds:
Corporate securities	$196,815	$(2,652)	$15,495	$2,484	$(35,140)	$177,002	$12,843
Commercial mortgage-backed securities	–	–	33	(257)	1,929	1,705	33
Residential mortgage-backed securities	–	–	17,486	(5,786)	71,369	83,069	17,486
Collateralized debt obligations	86,227	(23,582)	(22,150)	25,866	2,560	68,921	(45,732)
Other debt obligations	118,938	(16,716)	13,668	162,159	(1,788)	276,261	(3,048)
Total bonds	401,980	(42,950)	24,532	184,466	38,930	606,958	(18,418)

Equities:
Financial	1,960	–	1,608	2	(984)	2,586	1,608
Transportation	1	–	–	–	–	1	–
Government	66,170	–	–	(1,410)	–	64,760	–
Total equities	68,131	–	1,608	(1,408)	(984)	67,347	1,608
Total assets	$470,111	$(42,950)	$26,140	$183,058	$37,946	$674,305	$(16,810)

Liabilities:
GMWB and GMAB reserves	$30,236	$(15,614)	$–	$–	$–	$14,622	$–
Interest rate swaps	5,796	(1,390)	–	(2,749)	–	1,657	–
Total liabilities	$36,032	$(17,004)	$–	$(2,749)	$–	$16,279	$–

Assets transferred into and out of Level 3 during the period July 31, 2010 through December 31, 2010, were $9.5 million and $12.0 million, respectively; during the period January 1, 2010 through July 30, 2010, were $9.8 million and $84.7 million, respectively; and during the year ended December 31, 2009, were $80.1 million and $42.2 million, respectively. The majority of assets transferred into and out of Level 3 include those assets that the Company was or was not subsequently able to obtain a price from a recognized third-party pricing vendor.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Condensed Fair Value Information (continued)

There were no assets transferred into and out of Level 1 during the period July 31, 2010 through December 31, 2010; nor during the period January 1, 2010 through July 30, 2010.

Assets transferred into and out of Level 2 during the period July 31, 2010 through December 31, 2010, were $12.0 million and $9.5 million, respectively; and during the period January 1, 2010 through July 30, 2010, were $84.7 million and $9.8 million, respectively.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash equivalents and short-term investments – The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

Investment securities – Fair values for bonds are based on quoted market prices, if available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services, from applicable market indices, or by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Business-owned life insurance, mortgage loans, and note receivable from affiliate – The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

Interest rate swaps – Fair values of the Company’s interest rate swaps are estimated based on dealer quotes, quoted market prices of comparable contracts adjusted through interpolation where necessary for maturity differences, or, if there are no relevant comparable contracts, pricing models or formulas using current assumptions.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Condensed Fair Value Information (continued)

Policy loans – Fair values for policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Investment-type insurance contracts – The fair values of the Company’s reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on risk-free rates, nonperformance risk, and a risk margin. Investment-type insurance contracts include insurance, annuity, and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated balance sheets. Insurance contracts include insurance, annuity, and other policy contracts that do involve significant mortality or morbidity risk. The fair values for insurance contracts, other than investment-type contracts, are not required to be disclosed.

Long-term debt and mortgage debt – Fair values for long-term debt and mortgage debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

Separate account assets and liabilities – The assets held in the separate account consist of actively traded mutual funds that have daily quoted net asset values and are carried at quoted market values or, where quoted market values are not available, at fair market values as determined by the investment manager. The carrying amounts for separate account assets and liabilities reported in the consolidated balance sheets approximate their fair values.

ASC Topic 825, Disclosures About Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company’s balance sheet, for which it is practicable to estimate that value.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Condensed Fair Value Information (continued)

ASC Topic 825 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company’s business or financial condition based on the fair value information presented herein.

	December 31, 2010		December 31, 2009
	Successor		Predecessor
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In Thousands)

Cash and cash equivalents	$135,149	$135,149	$332,945	$332,945
Short-term investments	3,316	3,316	69,959	69,959
Bonds (Note 2)	3,726,136	3,725,605	2,930,462	2,929,390
Equity securities (Note 2)	88,380	88,380	104,911	104,911
Synthetic bonds	27,468	27,468	–	–
Mutual funds	3,988	3,988	–	–
Notes receivable from affiliate	723,327	723,327	740,239	740,239
Mortgage loans	8,274	8,274	10,746	10,746
Policy loans	106,187	106,212	113,128	113,929
Business-owned life insurance	20,600	20,600	22,606	22,606
Separate account assets	4,862,960	4,862,960	4,980,210	4,980,210
Supplementary contracts without life contingencies	(9,442)	(9,155)	(10,249)	(10,059)
Individual and group annuities	(4,107,366)	(4,056,328)	(4,041,627)	(3,976,037)
Long-term debt	(121,239)	(126,187)	(150,000)	(53,429)
Mortgage debt	(36,597)	(35,492)	(38,639)	(40,300)
Interest rate swaps	(1,265)	(1,265)	(1,657)	(1,657)
Separate account liabilities	(4,862,960)	(4,862,960)	(4,980,210)	(4,980,210)

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Commitments and Contingencies

In 2008, the Company’s subsidiaries leased office space under several operating lease agreements. The leases contained escalation clauses that varied but averaged at a rate of 2%. Total expense for all operating leases amounted to $3,439,000 for the year ended December 31, 2008. These subsidiaries were sold on December 30, 2008. There was no operating lease expense in 2009 and 2010.

In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $8.1 million and $9.9 million at December 31, 2010 and 2009, respectively, over the next few years as required by the general partner.

At December 31, 2010, the Company had committed up to $35 million in unfunded bridge loans and $2.0 million in unfunded revolvers.

Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states to cover policyholder losses of insolvent or rehabilitated insurers. At December 31, 2010 and 2009, the Company has reserved $1,649,000 and $1,680,000, respectively, to cover current and estimated future assessments, net of related premium tax credits.

ERISA matters: The Company has been named, among several others, as a defendant in a putative class action filed in federal court in the Western District of Washington, captioned as Daniels-Hall et al., v. National Education Association, et al., No. C 07-5339 RBL, challenging, under the Employee Retirement Income Security Act of 1974, as amended (ERISA), payments made by one of the Company’s affiliates to NEA’s Member Benefits Corporation under the NEA Valuebuilder Program. The other defendants include other affiliates of the Company, unaffiliated companies, and individuals. The plaintiffs claim that all of the defendants, among other things, failed to prudently and loyally manage plan assets, failed to provide complete and accurate information, engaged in prohibited transactions, and breached their fiduciary duty under ERISA in connection with the payments described above. The plaintiffs seek unspecified damages and injunctive relief. The Company and the other defendants filed motions to dismiss the complaint based primarily on the grounds that ERISA does not apply to the matters alleged in the complaint. The court granted defendants’ motions to dismiss on May 23, 2008, and all claims against the Company and the other defendants were dismissed. The plaintiffs appealed this decision to the Ninth Circuit Court of Appeals. The U.S. Department of Labor filed an amicus brief supporting the defendants’ position in this matter. On December 20, 2010, the Ninth Circuit Court of

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Commitments and Contingencies (continued)

Appeals affirmed the decision of the District Court dismissing the case on merits. The time to petition for appeal to the United States Supreme Court passed on March 31, 2011. The case is dismissed.

BMCA Asbestos Litigation: The Company has been named as a party in the case of Official Committee of Asbestos Claimants of G-I Holdings, Inc. v. BMCA Holdings Corporation of America, et. al., Case No. 01-30135. On July 7, 2004, the Official Committee of Asbestos Claimants (the Asbestos Committee) in the G-I Holdings Inc. (G-I) bankruptcy proceeding filed an adversary proceeding complaint (as subsequently amended) against Security Benefit Group, Inc., which was merged with and into SBC on January 1, 2005, and SBL, among hundreds of other defendants who purportedly held publicly traded bonds issued by a subsidiary of G-I, Building Materials Corporation of America (BMCA). The Asbestos Committee alleges that the transfer of a certain roofing business to BMCA in 1994 was a “fraudulent transfer.” Recovery is sought against the alleged “initial transferee” of the roofing business, BMCA, as well as alleged “mediate” or “immediate” transferees of those assets, specifically the holders of various public debt issues by BMCA. Because the BMCA bondholders acquired liens on the assets of BMCA in December 2000, the Asbestos Committee alleges that the bondholders acquired the same roofing business assets (or a security interest therein) originally transferred in 1994. The Asbestos Committee seeks to (1) acquire all the assets of BMCA as assets of G-I, where the Asbestos Committee is a substantial creditor; (2) set aside liens in those assets currently held by the bondholders; and (3) recover principal and interest paid on the bonds since December 2000. In connection with a cost-benefit analysis ordered by the bankruptcy court, the Asbestos Committee has submitted a proposed second amended complaint that seeks similar relief but proceeds on additional theories, including that the liens acquired by the bondholders in December 2000 were themselves fraudulent transfers of G-I’s assets. The Company and other defendant bondholders have denied the Asbestos Committee’s claims. A motion to dismiss the amended complaint was argued to the bankruptcy court on April 5, 2005, and denied by the bankruptcy court in January 2006. Subsequently, the United States District Court for the District of New Jersey directed the bankruptcy court to conduct further proceedings, including a cost-benefit analysis, to determine whether the action should proceed, be dismissed, or be stayed pending resolution of other matters in the bankruptcy court. Through January 31, 2008, however, the cost benefit analysis was stayed pending a mediation of all disputes between G-I, BMCA, and the Asbestos Committee (not involving the bondholders). The stay was terminated on February 1, 2008, but reinstated when settlement talks between such parties resumed in the summer of 2008. Those talks resulted in an agreed Plan of Reorganization for G-I pursuant to which all claims against

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Commitments and Contingencies (continued)

the bondholders would be dismissed with prejudice upon confirmation of the plan. The Disclosure Statement was approved by the bankruptcy court on December 4, 2008, and plan confirmation proceedings were scheduled. The settlement was presented to the bankruptcy court for approval. In the meantime, the United States IRS filed an objection to the settlement claiming the settlement failed to properly address IRS liens. The United States Environmental Protection Agency also filed an objection maintaining the debtors had not made adequate provisions for its claims. A revised reorganization plan was filed in July 2009. The revised plan includes a release for bondholders, including the Company. The court accepted the plan and overruled all objections. The IRS has appealed the decision. The Third Circuit granted the IRS’s request for stay. The debtors have asked for the stay to be dismissed because the appeal is moot given that the G-I Plan has been confirmed, gone effective, and been consummated. The Company is unable to predict the outcome of these matters, nor is management able to estimate the amount or range of possible loss, if any, to the Company. Management believes the outcome of this litigation will not be material to the Company’s results of operation or financial condition.

Maclin matter: The Company has been named as a party in the case of London Maclin, Choncyi Maclin, a minor and Lisa Maclin as next of friend v. Security Benefit Insurance Companies, Ebonye R. Dillard and John Does 1-5, filed in the Probate Court in Shelby County, Tennessee. Plaintiffs allege the Company owes on a death claim, which the Company has already paid. Plaintiffs claim the Company paid the entire death claim to Defendant Ebonye Dillard via electronic funds transfer (EFT). The annuity was paid to all three beneficiaries: one payment sent to Defendant Dillard via EFT and the other two payments, belonging to the minor plaintiffs, were paid by check sent by U.S. mail. The Company paid about $70,000 in benefits to the two minor Plaintiffs. The checks to the two minor Plaintiffs were stolen and cashed by defendant Dillard. As a result of this action, Defendant Dillard has been convicted of theft and ordered to pay restitution. Plaintiffs are alleging negligence, breach of contract, and bad faith against the Company. Plaintiffs request damages of $150,000 plus $250,000 in punitive damages. The Company is unable to form a conclusion as to whether an unfavorable outcome is either probable or remote, nor is the Company able to estimate the amount or range of possible loss, if any, to the Company. The Company intends to vigorously defend this matter.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Commitments and Contingencies (continued)

State of Alabama matters: The staff of the Alabama Securities Commission has investigated whether SDI transacted business in Alabama as a broker-dealer or broker-dealer agent for securities without benefit of registration or exemption from registration in violation of the Alabama Securities Act (the Act) and unlawfully effected securities transactions with residents of the state of Alabama from October 11, 2002 to November 21, 2006, in violation of the Act. The staff of the Alabama Securities Commission has presented for the Company’s review a consent order under which the Company, SDI, Educator Benefits Corporation (the EBC), and the Alabama Education Association (the AEA) would agree to disgorge $1,650,000 to participants in products sponsored by the AEA. This amount represents the administrative, advertising, and conference fees that were paid to AEA and EBC from 2000 to 2007 by SDI and an unaffiliated life insurance company. The proposed consent order also seeks from the Company and SDI jointly $75,000 for an administrative assessment and $75,000 to reimburse the Alabama Securities Commission for the cost of its investigation. The Company understands that this matter is on hold and has not heard from the Alabama Securities Commission staff since February 2009. The Company intends to vigorously defend this matter.

Guarantees of affiliates: The Company has provided a payment guarantee on behalf of its affiliate, se2, to certain of se2’s customers that have entered into third-party administration agreements with se2.

Other legal and regulatory matters: In the ordinary course of business, the Company is in discussions with its regulators about matters raised during regulatory examinations or otherwise subject to their inquiry. These matters could result in censures, fines, or other sanctions. Management believes the outcome of any resulting actions will not be material to the Company’s results of operations or financial condition. However, the Company is unable to predict the outcome of these matters.

Various legal proceedings and other matters have arisen in the ordinary course of the Company’s business. Management is of the opinion that the Company has substantial defenses with respect to these matters, and the Company’s ultimate liability, if any, resulting from such matters will not be material to its results of operations or financial position.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Long-Term Debt

At December 31, 2010, the Company has access to a $105 million line of credit facility from FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (0.25% at December 31, 2010). The Company had no borrowings under this line of credit at December 31, 2010. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities, not already pledged as collateral under existing contracts as of December 31, 2010.

The Company has outstanding surplus notes with a carrying value of $121,239,000 and $150,000,000 at December 31, 2010 and 2009, respectively. The surplus notes consist of $50,000,000 of 8.75% notes issued in May 1996 and maturing on May 15, 2016, and $100,000,000 of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

16. Mortgage Debt

The primary mortgage financing for the Company’s home office property was arranged through FHLB, which also occupies a portion of the premises. Although structured as a sale-leaseback transaction supporting $50 million of industrial revenue bonds issued by the City of Topeka and held by FHLB, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company, with an operating lease from FHLB for the portion of the premises that it presently occupies (see Note 1).

The underlying mortgage loan agreement with FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $381,600, including $79,616 applicable to the portion of the building leased to FHLB. The financing is collateralized by a first mortgage on the premises and $12 million of other marketable securities.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

16. Mortgage Debt (continued)

At December 31, 2010, combined future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows (in thousands):

2011	$2,184
2012	2,335
2013	2,497
2014	2,670
2015	2,856
Thereafter	24,055
$36,597

17. Related-Party Transactions

On April 14, 2004, the Company entered into an intercompany promissory note due from SBC totaling $55,000,000 payable in full at maturity on May 20, 2016. Interest on the principal amount of the note is due and payable at an annual rate of 5.98% with semiannual interest payments due on May 20 and November 20 of each year until the principal has been fully paid. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or prepayment penalty. In June 2009, SBC collateralized the note with the Company with 39.5% of the membership interest in RHLLC and 10% of the profits class membership interest and capital class membership interest in SI. The note was restructured during July 2010 as described below. The principal balance of the note at the time of restructuring was $40,000,000.

On April 7, 2008, the Company entered into an intercompany promissory note due from SBC totaling $250,000,000 payable in full at maturity on May 20, 2018. Interest on the principal amount of the note is due and payable at an annual rate of 6.96% with semiannual interest payments due on May 20 and November 20 of each year until the principal has been fully paid. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or prepayment penalty. In June 2009, SBC collateralized the note with the Company with 39.5% of the membership interest in RHLLC and 10% of the profits class membership interest and capital class membership interest in SI. The note was restructured during July 2010 as described below. The principal balance of the note at the time of restructuring was $250,000,000.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

On December 30, 2008, the Company sold its interest in RHLLC, SGI, and SI to SBC in exchange for an intercompany promissory note equal to the aggregate GAAP book value of its membership interest in the aforementioned entities, which totaled $450,239,000. The note is payable in full at maturity on December 31, 2023. Interest on the principal amount of the note is due and payable calendar-quarterly in arrears commencing on March 31, 2009. Interest on the note is payable in an amount equal to 100% of the GAAP net income associated with (1) 60.5% of the membership interest of RHLLC adjusted for purchase price amortization, (2) 90% of the membership interest of SI, and (3) 100% of the profits class membership interest in SGI. The note has been collateralized by 60.5% of the membership interest in RHLLC, 90% of the membership interest in SI, and 100% of the membership interest in SGI. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or prepayment penalty. In the event SBC prepays any of the principal, a proportionate amount of the membership interests pledged will also be released. The note was restructured during July 2010 as described below. The principal balance of the note at the time of restructuring was $450,239,000.

On July 1, 2010, the Company and SBC amended and restructured the $250,000,000 intercompany promissory note due May 20, 2018, into a new intercompany promissory note payable in full at maturity on June 30, 2020 (Intercompany Note 1). Interest on the principal amount of the Intercompany Note 1 is due and payable at an escalating annual rate of 6.35% for July 2010 through June 2015, 7.0% for July 2015 through June 2016, 8.0% for July 2016 through June 2018, and 9.0% for July 2018 through June 2020 with quarterly interest payments due until the principal has been fully paid. The principal balance at December 31, 2010, was $230,428,000.

On July 1, 2010, the Company and SBC amended and restructured the $40,000,000 intercompany promissory note due May 20, 2018, and the $450,239,000 intercompany promissory note due December 31, 2023, into a new $490,239,000 intercompany promissory note payable in full at maturity on June 30, 2023 (Intercompany Note 2). Interest on the principal amount of the Intercompany Note 2 is due and payable at an escalating annual rate of LIBOR plus 2.0% for July 2010 through June 2012, LIBOR plus 2.5% for July 2012 through June 2015, LIBOR plus 3.0% for July 2015 through June 2017, and LIBOR plus 4.0% for July 2017 through June 2023 with quarterly interest payments due until the principal has been fully paid. The principal balance at December 31, 2010, was $492,899,000.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

Intercompany Note 1 and Intercompany Note 2 are collateralized with 100% of the membership interest in RHLLC, SI, and SGI. In the event cash flows from RHLLC, SI, and SGI are insufficient to pay all contractual interest payments, interest is allowed to increase the principal balance of Intercompany Note 2 first then Intercompany Note 1 for a portion of the contractual interest not covered by the cash flows. In addition, on an annual basis, 50% of the annual excess cash flows, that is cash flows in excess of 125% of the annual aggregate contractual interest of both Intercompany Note 1 and Intercompany Note 2 ended June 30, are required to be paid as a mandatory principal payment. The principal payments shall be applied first to Intercompany Note 1 until paid in full then Intercompany Note 2. Effective July 30, 2010, SBC transferred the intercompany notes to Security Benefit Asset Management Holdings, LLC (SBAMH), an affiliate of the Company. SBAMH is bound to perform the debt service of the intercompany notes.

Officer mortgage loans in the accompanying consolidated balance sheets include amounts due from officers of $8,274,000 and $10,746,000 at December 31, 2010 and 2009, respectively. On December 31, 2008, SBC contributed these mortgage loans to SBL of $12,642,000 along with accrued interest of $49,000. Such loans are secured by first mortgage liens on residential real estate and bear interest at rates approximating 4.2%.

On December 31, 2008, SBC contributed all of the outstanding common stock in SDI to SBL.

The Company paid $27,915,000, $37,908,000, $51,752,000, and $39,124,000 for the periods from July 31, 2010 through December 31, 2010, January 1, 2010 through July 30, 2010, the years ended December 31, 2009 and 2008, respectively, to affiliates for providing management, investment, and administrative services.

The Company received $3,790,000, $5,432,000, $8,697,000, and $11,413,000 for the periods from July 31, 2010 through December 31, 2010, January 1, 2010 through July 30, 2010, and years ended December 31, 2009 and 2008, respectively, from affiliates for revenue sharing fees. These revenues are included in asset-based fees in the consolidated statements of operations.

The Company has a payable to its affiliates of $11,476,000 and $1,308,000 as of December 31, 2010 and 2009, respectively.

The Company owns shares of affiliated mutual funds managed by affiliated companies with net asset values totaling $3,988,000 at December 31, 2010.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

17. Related-Party Transactions (continued)

The Company has contracted with Guggenheim Investment Management, LLC, an affiliate, to perform investment advisory services. For the period July 31, 2010 through December 31, 2010, the Company paid fees of $2,690,000 associated with the services performed.

On February 28, 2010 and July 30, 2010, the Company received $175 million and $165 million, respectively, in capital contributions from SBC (see Note 11).

The Company paid $22,800,000 in dividends to SBC in 2008. In 2009, the Company distributed a noncash dividend to SBC for the deferred acquisition costs transferred to RDI (see Note 1).

The Company formerly wrote conversion and third-party administration contracts (the TPA Contracts) on behalf of se2. All of the revenue associated with the TPA Contracts was collected by the Company, but the performance of the services under such contracts was delegated to se2.

The Company paid $8,762,000 and $17,456,000 to se2 during 2009 and 2008, respectively, for administrative services related to the TPA Contracts. A management agreement was in place in which the Company reimbursed se2 for expenses incurred by se2 directly applicable to providing administration and conversion support for the TPA Contracts. Effective October 1, 2009, the TPA Contracts were assigned to se2, and management fees are no longer paid to se2 by the Company in connection with the TPA Contracts.

18. Statutory Financial Information and Regulatory Net Capital Requirements

The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department. Kansas has adopted the National Association of Insurance Commissioners’ statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Commissioner of the Kansas Insurance Department has the right to permit other specific practices that may deviate from prescribed practices. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. No permitted practice was requested by the Company for 2009 or 2010.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

Statutory capital and surplus, including surplus notes (see Note 14) of the insurance operations, were $615,103,000 and $427,351,000 at December 31, 2010 and 2009, respectively. Statutory net income of the insurance operations was a gain of $12,805,000 and loss of $21,098,000 and $317,408,000 for the years ended December 31, 2010, 2009, and 2008, respectively.

Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC and state insurance regulators. The NAIC has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.

At December 31, 2010, the Company’s statutory adjusted capital per the RBC calculation is $670,256,000 as compared to its company action level RBC of $128,880,000 and its authorized control level RBC of $64,440,000.

The Company may not, without notice to the Commissioner of Insurance of the State of Kansas (the Commissioner) and (A) the expiration of thirty (30) days without disapproval by the Commissioner or (B) the Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding twelve (12) months exceeds the greater of (1) ten percent (10%) of its surplus as regards to policyholders as of the preceding December 31 and (2) the net gain from operations, not including realized capital gains, for the twelve (12) month period ending on the preceding December 31. The maximum amount of dividends the Company may pay in 2011, without the disapproval or with the approval of the Commissioner, is $59,707,000.

SDI is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SDI computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to affiliates, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.

Security Benefit Life Insurance Company
and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Statutory Financial Information and Regulatory Net Capital Requirements (continued)

At December 31, 2010, SDI had net capital of $18,969,000, which was $18,445,000 in excess of its required net capital of $524,000. SDI claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to the subparagraph (k)(1) thereof. SDI’s ratio of aggregate indebtedness to net capital was .41 to 1 at December 31, 2010.

19. Subsequent Events

Subsequent events have been evaluated through April 14, 2011, which is the date the consolidated financial statements were issued. The Company has evaluated the impact of the events that have occurred subsequent to December 31, 2010. Based on this evaluation, the Company has determined that no events have occurred that were required to be recognized or disclosed in the consolidated financial statements.

PART C
OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

a.	Financial Statements

The following financial statements are included in Part B of this Registration Statement: (1) the audited consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010; and (2) the audited financial statements for the Variflex Separate Account at December 31, 20010, and for each of the specified periods ended December 31, 2009.

b.	Exhibits

(1)	Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account(b)
(2)	Not Applicable
(3)	(a)	Facilities Agreement(l)
(b)	SBL Variable Products Sales Agreement(g)
(c)	SBL Variable Products Schedule of Commissions Variflex – Variable Annuity(f)
(d)	SBL Variable Products Schedule of Asset-Based Commissions(f)
(e)	Marketing Organization Agreement(u)
(f)	SBL Variable Products Variflex Variable Annuity Commission Schedule(f)
(g)	Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, and SBL Variable Product Sales Agreement(m)
(h)	Distribution Agreement(u)
(4)	(a)	Individual Contract (Form V6023 1-98)(b)
(b)	Individual Contract-Unisex (Form V6023 1-98U)(b)
(c)	Group Allocated Contract (Form GV6023 1-98)(b)
(d)	Group Allocated Contract-Unisex (Form GV6023 1-98U)(b)
(e)	Group Certificate (Form GVC6023 1-98)(b)
(f)	Group Certificate-Unisex (Form GVC6023 1-98U)(b)
(g)	Group Unallocated Contract (Form GV6317 2-88)(a)
(h)	Loan Endorsement (Form V6066 10-00)(h)
    (i)   Group Loan Provision Certificate (Form GV6821 L-4  1-97)(a)
(j)	Individual Stepped-Up Death Benefit Endorsement (Form V6050 3-96)(a)
(k)	Group Stepped-Up Death Benefit Endorsement (Form V6050A 3-96)(a)
    (l)   Group Stepped-Up Death Benefit Certificate (Form V6050C  3-96)(a)
(m)	Individual Withdrawal Charge Waiver (Form V6051 3-96)(a)
(n)	Group Withdrawal Charge Waiver (Form GV6051 3-96)(a)
(o)	Group Withdrawal Charge Waiver Certificate (Form GV6051C 3-96)(a)
(p)	Group and Individual IRA Endorsement (Form 4453C-5 R9-96)(a)
(q)	SIMPLE IRA Endorsement (Form 4453C-5S R9-03)(k)

(r)	TSA Endorsement (Form V6101 (R9-10))(y)
(s)	457 Endorsement (Form V6054 2-98)(c)
(t)	403(a) Endorsement (Form V6057 10-98)(d)
(u)	Roth IRA Endorsement (Form V6851A R9-10)(y)
(v)	Method for Deductions Endorsement (Form V6071 3-01)(f)
(w)	Texas Optional Retirement Plan Rider (Form V6932G 7-00)(f)
(x)	Traditional IRA Endorsement (Form V6849A R9-10)(y)
(y)	Terminal Illness (Form V6051 TI 2-97)(i)
(z)	Endorsement Non-Qualified (Form V6822 1-85)(i)
(aa)	Individual Contract (Form V6016 1-88)(a)
(ab)	Individual Contract (Form V6009 R11-81) (l)
(5)	(a)	Group and Individual Application (Form V7567 (9-05))(q)
(b)	Group Enrollment (Form GV7581 1-98)(e)
(6)	(a)	Composite of Articles of Incorporation of SBL(j)
(b)	Bylaws of SBL(u)
(7)	Not Applicable
(8)	(a)	Participation Agreement – AIM(q)
(i)	Amendment Number 1(q)
(ii)	Amendment Number 2(q)
(iii)	Amendment Number 3(r)
(b)	Participation Agreement – American Century(y)
(c)	Participation Agreement – Dreyfus(q)
(i)	Amendment Number 1(q)
(d)	Participation Agreement – Legg Mason (Citigroup Global Markets, Inc.)
(e)	Participation Agreement – MFS®(y)
(f)	Participation Agreement – Neuberger Berman – AMT Funds(x)
(g)	Participation Agreement – Oppenheimer(y)
(h)	Participation Agreement – PIMCO(x)
(i)	Participation Agreement – Royce(q)
(j)	Participation Agreement – Rydex(p)
(i)	Amendment Number 1(p)
(ii)	Amendment Number 2(p)
(iii)	Amendment Number 3(p)
(iv)	Amendment Number 4(p)
(v)	Amendment Number 5(p)
(vi)	Amendment Number 6(r)
(k)	Participation Agreement – Van Kampen LIT(q)
(i)	Amendment Number 1(r)
(l)	Participation Agreement – Van Kampen UIF (Morgan Stanley)(o)
(m)	Information Sharing Agreement – AIM(s)
(n)	Information Sharing Agreement – American Century(s)
(o)	Information Sharing Agreement – Dreyfus(s)
(p)	Information Sharing Agreement – Legg Mason(w)
(q)	Information Sharing Agreement – MFS(s)
(r)	Information Sharing Agreement – Neuberger Berman(s)
(s)	Information Sharing Agreement – Oppenheimer(s)
(t)	Information Sharing Agreement – PIMCO(s)

(u)	Information Sharing Agreement – Royce(s)
(v)	Information Sharing Agreement – Rydex(s)
(w)	Information Sharing Agreement – Van Kampen(s)
(x)	Information Sharing Agreement – Security Funds(t)
(9)	Opinion of Counsel(f)
(10)	(a)	Consent of Independent Registered Public Accounting Firm
(b)	Consent of Counsel
(11)	Not Applicable
(12)	Not Applicable
(13)	Powers of Attorney of Howard R. Fricke, John F. Frye, John F. Guyot, Michael P. Kiley, James F. Mullery and Douglas G. Wolff(z)

(a)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 1997).

(b)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed August 17, 1998).

(c)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 1998).

(d)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 29, 1999).

(e)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed May 1, 2000).

(f)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 11, 2001).

(g)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed March 1, 2002).

(h)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed February 16, 2001).

(i)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 8, 2002).

(j)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 23, 2005).

(k)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-93947 (filed April 30, 2004).

(l)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 27, 2009).

(m)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120399 (filed November 12, 2004).

(n)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 28, 2006).

(o)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-124509 (filed April 28, 2006).

(p)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 28, 2006).

(q)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 28, 2006).

(r)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007).

(s)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007).

(t)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007).

(u)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008).

(v)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 28, 2008).

(w)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2009).

(x)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 27, 2009).

(y)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011).

(z)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed January 10, 2011).

Item 25.                 Directors and Officers of the Depositor

Name and Principal Business Address	Positions and Offices with Depositor
Howard R. Fricke*	President, Chief Executive Officer and Director
John F. Frye*	Senior Vice President, Chief Financial Officer, Treasurer and Director
Douglass G. Wolff*	Senior Vice President and Director
James F. Mullery*	Senior Vice President and Director
Kevin M. Watt*	Senior Vice President
John F. Guyot*	Senior Vice President, General Counsel, Secretary and Director
Roger S. Offermann*	Vice President
Chris Swickard*	Vice President, Associate General Counsel, and Assistant Secretary
Michael P. Kiley*	Director
Amy J. Lee*	Vice President, Associate General Counsel and Assistant Secretary
Carmen R. Hill*	Second Vice President and Chief Compliance Officer

*Located at One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 26.                 Persons Controlled by or Under Common Control with the Depositor or Registrant

The Depositor, Security Benefit Life Insurance Company (“SBL” or “the Company”), is indirectly controlled by Sammons Enterprises, Inc.  The Registrant is a segregated asset account of SBL.  Shares of Sammons Enterprises, Inc. are held by GreatBanc Trust Company, as Trustee of the Sammons Enterprises, Inc. Employee Stock Ownership Trust (ESOT).   Other companies directly or indirectly controlled by Sammons Enterprises, Inc. (SEI), as of December 31, 2010, are:

Name	Jurisdiction	Percent Of Voting Securities Owned
1900 Capital Inc.	Delaware	100% by CISI
Advisor Research Center, Inc.	Maryland	100% by RFSL
B/D Ops, LLC	Delaware	33% by SSI
Briggs Construction Equipment, Inc.	Delaware	100% by CISI
Briggs Equipment Mexico, Inc. (BEMI)	Delaware	100% by BEI
Briggs Equipment UK Limited	United Kingdom	100% by BII
Briggs Equipment, Inc. (BEI)	Delaware	100% by CISI
Briggs Equipment, S.A. de C.V. (BESA)	Mexico	99% by BEI 1% by BEMI
Briggs International, Inc. (BII)	Delaware	100% by CISI
Cathedral Hill Hotel, Inc.	Delaware	100% by CISI
Consolidated Investment Services, Inc. (CISI)	Nevada	100% by SEI
Controladora Briggs de Mexico, S. de R.L. de C.V	Mexico	99% by BEI 1% by BEMI
Crestpark LP, Inc.	Delaware	100% by CISI
Environment Plastic Solutions, Inc.	Delaware	100% by CISI

First Security Benefit Life Insurance and Annuity Company of New York	New York	100% by SBC
Forklift Operations de Mexico, S.A. de C.V.	Mexico	99% by Controladora 1% by BEMI
GBH Venture Co., Inc.	Delaware	100% by CISI
Gila Bend Power Partners, L.L.C.	Delaware	50% by SPDI
GLAC Holdings, LLC (GLACHL)	Delaware	100% by GPFTHL
GP Holdco, LLC (GHL)	Delaware	100% by GPL
GPFT Holdco, LLC (GPFTHL)	Delaware	100% by GHL
GPI Ventures LLC	Delaware	100% by GPIRI
Guggenheim Capital, LLC (GCL)	Delaware	41% by SAI
Guggenheim Insurance Holdco, LLC (GIHL)	Delaware	100% by GPFTHL
Guggenheim Insurance Services, LLC	Delaware	100% by GIHL
Guggenheim Investment Management Holdings, LLC (GIMHL)	Delaware	100% by GPFTHL
Guggenheim Investment Management, LLC	Delaware	100% by GIMHL
Guggenheim Knights of Security, LLC (GKSL)	Delaware	100% by GPL
Guggenheim Life and Annuity Company	Delaware	100% by GLACHL
Guggenheim Partners, LLC (GPL)	Delaware	100% by GCL
Guggenheim SBC Holdings, LLC (GSHL)	Delaware	100% voting (no ownership) by GKSL
Herakles Investments, Inc. (HII)	Delaware	100% by CISI
Mexicolift Servicios de Personal, S. de R.L. de C.V.	Mexico	99% by Controladora 1% by BEMI
MH Imports, Inc.	Delaware	100% by CISI
Midland National Life Insurance Company (MNL)	Iowa	100% by SFG
MNL Reinsurance Company	Iowa	100% by MNL

Montacargas Yale de Mexico, S.A. de C.V. (YALESA)	Mexico	99% by BEI 1% by BEMI
Mykonos 6420 LP	Texas	85% by MH Imports, Inc.
North American Company for Life and Health Insurance (NACOLAH)	Iowa	100% by SFG
Opus 5949 LLC	Texas	75% by Sammons VPC, Inc.
Otter, Inc.	Oklahoma	100% by CISI
Parkway Mortgage, Inc.	Delaware	100% by CISI
Rydex Distributors, LLC	Kansas	100% by RHL
Rydex Fund Services, LLC (RFSL)	Kansas	100% by RHL
Rydex Holdings, LLC (RHL)	Kansas	100% by SBAM
Rydex Specialized Products, LLC	Delaware	100% by SIL
SAGE Assets, Inc. (SAI)	Delaware	100% by CISI
Sammons BW, Inc	Delaware	100% by SDHI
Sammons Capital, Inc.	Delaware	100% by SEI
Sammons Corporation	Delaware	100% by CISI
Sammons Distribution Holdings, Inc. (SDHI)	Delaware	100% by CISI
Sammons Financial Group, Inc. (SFG)	Delaware	100% by CISI
Sammons Income Properties, Inc.	Delaware	100% by CISI
Sammons Power Development, Inc.(SPDI)	Delaware	100% by CISI
Sammons Realty Corporation (SRC)	Delaware	100% by CISI
Sammons Securities Company, L.L.C.	Delaware	67% by SSI
Sammons Securities, Inc. (SSI)	Delaware	100% by SFG
Sammons VPC, Inc.	Delaware	100% by SDHI

se2, inc.	Kansas	100% by SBC
Security Benefit Academy, Inc.	Kansas	100% by SBC
Security Benefit Asset Management Holdings, LLC (SBAM)	Kansas	100% by SBC
Security Benefit Corporation (SBC)	Kansas	100% by GSHL
Security Benefit Life Insurance Company (SBL)	Kansas	100% by SBC
Security Distributors, Inc.	Kansas	100% by SBL
Security Financial Resources, Inc.	Kansas	100% by SBC
Security Investors, LLC (SIL)	Kansas	100% by RHL
SFG Reinsurance Company	South Carolina	100% by MNL
Sponsor Investments, L.L.C.	Texas	75% by HII
SRI Ventures LLC	Delaware	99% by SRC
The Grove Park Inn Resort, Inc. (GPIRI)	Delaware	100% by CISI

SBL is also the depositor of the following separate accounts:  SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account Varilife, Security Varilife Separate Account, Separate Account IX, Separate Account, Variable Annuity Account XI, Separate Account XII, Separate Account XV, Separate Account XIX, SBL Variable Annuity Account VIII, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account. As depositor of the separate accounts, SBL might be deemed to control them.  In addition, certain of the separate accounts invest in shares of SBL Fund, a “series” type mutual fund registered under the Investment Company Act of 1940.  An affiliate of SBL serves as investment adviser to SBL Fund.  The purchasers of SBL’s variable annuity and variable life contracts investing in SBL Fund will have the opportunity to instruct SBL with respect to the voting of shares of SBL Fund held by the separate accounts as to certain matters.  Subject to such voting instructions, SBL might be deemed to control SBL Fund.

As depositor of the separate accounts, SBL might be deemed to control them.  In addition, certain of the separate accounts invest in shares of SBL Fund, a “series” type mutual fund registered under the Investment Company Act of 1940.  An affiliate of SBL serves as investment advisor to SBL Fund.  The purchasers of SBL’s variable annuity and variable life contracts investing in SBL Fund will have the opportunity to instruct SBL with respect to the voting of shares of SBL Fund held by the separate accounts as to certain matters. Subject to such voting instructions, SBL might be deemed to control SBL Fund.

Item 27.	Number of Contractowners

As of February 28, 2011, there were 44,680 owners of the Qualified Contracts and 5,415 owners of the Non-Qualified Contracts issued under the Variflex Separate Account.

Item 28.	Indemnification

The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

The Articles of Incorporation include the following provision:

(a)  No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit.  If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

(b)  Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.                      Principal Underwriter

(a)(1)	Security Distributors, Inc. (“SDI”), a subsidiary of SBL, acts as principal underwriter for:

SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV
Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)
SBL Variable Life Insurance Account (Varilife)
Variable Annuity Account IX
Account XVI
Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
Variable Annuity Account VIII (Variflex Extra Credit)
Variable Annuity Account VIII (Variflex LS)
Variable Annuity Account VIII (Variflex Signature)
Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (Classic Strategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)
SBL Variable Annuity Account XIX

(a)(2)	SDI acts as distributor for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York (“FSBL”):

Variable Annuity Account A (AdvisorDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns Variable Annuity)
Variable Annuity Account B (SecureDesigns Variable Annuity)
Variable Annuity Account B (AdvanceDesigns Variable Annuity)

(a)(3)	SDI acts as principal underwriter for the following funds:

SBL Fund

(a)(4)	SDI acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

Nationwide Multi-Flex Variable Account
Nationwide Variable Account 9

(b)	Name and Principal Business Address *	Position and Offices with Underwriter

Mark J. Carr	President and Director
James R. Schmank	Vice President and Director
Amy J. Lee	Secretary and Chief Compliance Officer
Julie Jacques	Treasurer
Richard Wells	Director
Christopher D. Swickard	Assistant Secretary
Carmen R. Hill	Assistant Vice President

* One Security Benefit Place, Topeka, KS 66636-0001

(c)
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Security Distributors, Inc.	$5,036,141.381	$183,934.702	$0	N/A

*SBL pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by SBL to support SDI’s ongoing operations
1      SBL pays commissions to selling broker-dealers through SDI.  This is the amount paid to SDI in connection with all Contracts sold through the Separate
Account.  SDI passes through to the selling broker-dealers all such amounts.
2      A contingent deferred sales charge may be assessed on a full or partial withdrawal from the Contract.  This is the amount of contingent deferred sales charge assessed in connection with all withdrawals from all contracts in the Separate Account, all of which is passed through to SBL.

Item 30.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 31.	Management Services

All management contracts are discussed in Part A or Part B.

Item 32.	Undertakings

(a)
Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

(b)	Registrant undertakes that it will include as part of the Variflex contract application a space that an applicant can check to request a Statement of Additional Information.

(c)
Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

(d)
Depositor represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

(e)
SBL, sponsor of the unit investment trust, Variflex Separate Account, hereby represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1) - (4) of such no-action letter which are incorporated herein by reference.

(f)
Depositor represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and that it has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 29th day of April 2011.

Security Benefit Life Insurance Company (the Depositor) – Variflex Separate Account (The Registrant)
By:	*
Howard R. Fricke, President, Chief Executive Officer and Director

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 29, 2011.

SIGNATURES AND TITLES

By:	*
Howard R. Fricke, President, Chief Executive Officer and Director
By:	*
John F. Frye, Senior Vice President, Chief Financial Officer (and chief accounting officer), Treasurer, and Director
By:	*
John F. Guyot, Director
By:	*
Michael P. Kiley, Director
By:	*
James F. Mullery, Director
By:	*
Douglas G. Wolff, Director

* By:	/s/ Chris Swickard
Chris Swickard, as Attorney-in-Fact

EXHIBIT INDEX

(8)	(d)	Participation Agreement – Legg Mason (Citigroup Global Markets, Inc.)

(10)	(a)	Consent of Independent Registered Public Accounting Firm
(b)	Consent of Counsel